Prospectus	WILSHIRE	May 1, 2008

VARIABLE INSURANCE TRUST

Equity Fund

Balanced Fund

Income Fund

Short-Term Investment Fund

Small Cap Growth Fund

International Equity Fund

Socially Responsible Fund

Shares of Wilshire Variable Insurance Trust are sold only as the underlying investment for variable annuity contracts issued by insurance companies.

Wilshire Variable Insurance Trust

1299 Ocean Avenue, Suite 700

Santa Monica, CA 90401

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

SUMMARY

Wilshire Associates Incorporated (“Wilshire”) serves as the investment adviser to the Wilshire Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and is made up of a series of portfolios. The Equity Fund, Balanced Fund, Income Fund, Short-Term Investment Fund, Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund (each a “Fund” and collectively, the “Funds”) are offered in this prospectus. The Trust’s 2010 Aggressive Fund, 2010 Moderate Fund, 2010 Conservative Fund, 2015 Moderate Fund, 2025 Moderate Fund, 2035 Moderate Fund and 2045 Moderate Fund (the “Target Maturity Funds”) are offered through a separate prospectus. In its oversight of the investment program of the Funds, Wilshire may manage the Funds directly or select investment managers as subadvisers to manage each Fund’s assets. If Wilshire selects subadvisers, Wilshire will determine the allocation of each Fund’s assets among those selected subadvisers. Wilshire selects subadvisers based upon a due diligence process that focuses on, but is not limited to, a subadviser’s philosophy and process, people and organization, resources and performance. Wilshire has discretion to select, retain and discharge the subadvisers with approval from the Trust’s Board of Trustees. Wilshire may take these actions with respect to subadvisers at any time without shareholder approval.

Equity Fund

Investment Objective: The Equity Fund seeks long-term capital growth. As a secondary objective, the Equity Fund seeks conservation of principal and production of income.

Main Investment Strategies: The Equity Fund invests, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. The Equity Fund ordinarily invests in common stocks of domestic companies. These companies vary in size and operating history, they may or may not be listed on a stock exchange and they may be in any industry. On average, the Equity Fund will have a value-bias, generally exhibiting an average price to earnings ratio lower than, and an average dividend yield higher than, that of the market as measured by the S&P 500 Index. The Equity Fund may also invest in preferred stocks. Additionally, up to 10% of the Equity Fund’s assets may be invested in U.S. dollar-denominated securities of foreign issuers, including common stock, preferred stock, convertible securities and American Depository Receipts. Included within the definition of “domestic companies” are companies that are not incorporated in the U.S. but have one or more of the following attributes: principal place of business in the U.S.; substantial portion of income derived from activities in the U.S.; equity securities traded on a major U.S. stock exchange or included in a recognized index of U.S. stocks; or financial statements that comply with U.S. accounting standards. Thus, securities of such issuers are not subject to the 10% limitation on securities of foreign issuers.

Currently, Wilshire has retained AllianceBernstein, L.P. (“AllianceBernstein”), New York Life Investment Management (“NYLIM”) and Pzena Investment Management, LLC (“Pzena”) to manage the Equity Fund. The basic investment philosophy of each subadviser is described below.

Two teams are primarily responsible for overseeing AllianceBernstein’s portion of the Equity Fund; the U.S. Large Cap Growth Portfolio Oversight Group and the U.S. Value Investment Policy Group. AllianceBernstein’s U.S. Large Cap Growth is a concentrated portfolio of 50 to 70 stocks that seeks to generate its premium through superior research-driven security selection. AllianceBernstein’s portfolio

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management team strives to invest in companies whose growth potential appears likely to outpace market expectations, usually due to a combination of unique product or service offering, high barriers to entry and management’s ability to execute corporate strategy. AllianceBernstein’s U.S. Diversified Value seeks to capture misvaluations in the large-capitalization U.S. equity market through an investment process combining rigorous fundamental research with quantitative analysis and disciplined risk control. AllianceBernstein’s U.S. Diversified Value invests in approximately 150 companies, overweighting those that are trading at significant discounts to their long-term earnings power, as determined by AllianceBernstein’s analysts. U.S. Diversified Value portfolios can be managed to closely track either the S&P 500 or Russell 1000 Value Index over full market cycles.

NYLIM seeks to identify companies that are considered to have a high probability of outperforming the S&P 500 Index. The underlying process for selecting securities is based on a quantitative process that ranks stocks based on such fundamental factors as valuation and earnings, as well as on technical behavioral factors. On occasion, trading strategies that seek to realize returns over shorter periods may be employed. The core strategy utilized by the portfolio manager includes both growth and value styles. A bottom-up approach, which assesses the individual strengths of stocks, is used to enhance returns. NYLIM’s portion of the Equity Fund’s portfolio is constructed with an optimizer seeking to maximize return given a targeted tracking error and specific constraints.

Upon completion of the analysis and review, the portfolio management team enters trades in the portfolio management system, creating an electronic trading blotter. The blotter is immediately available, electronically, to the trader who is then responsible for placing the orders with various brokers. The objective is to create a portfolio of securities with the most attractive return forecasts while minimizing risk relative to the benchmark. The current risk controls applied to the portfolio are a maximum target tracking error of 2% annualized, sector constraints of +/-2.5%, and security-specific bounds of +/-1.25% relative to the benchmark.

NYLIM typically engages in price-sensitive strategic trading, taking care to build or liquidate positions based on the specific trading characteristics of each security. The portfolio management team works closely with trading to monitor the status of outstanding trades.

Pzena manages its allocated portion of the Equity Fund’s portfolio using a classic value investment philosophy. Pzena defines value stocks as those stocks whose prices are low relative to their long-term normal earning power. Pzena’s security selection process involves an initial ranking of the 500 largest U.S. listed companies, from the least expensive to the most expensive, based upon a ratio of each company’s price-to-normalized earnings. Research priority is given to the least expensive stocks, those exhibiting a group or sector theme, and those offering portfolio diversification benefits. Companies undergo rigorous qualitative research by Pzena’s analysts to determine whether the causes of the under-valuation are likely to be temporary or permanent. Third party analysis and data sources are used for about 10% to 20% of this research. Onsite due diligence is also an important step in Pzena’s security selection determination. This step occurs at the end of the research process, which enables Pzena to engage in a dialogue with company management from the perspective of well-informed, critical thinkers. As a result of Pzena’s security selection process, the portion of the Equity Fund’s portfolio allocated to Pzena will typically be highly concentrated with a strong value emphasis.

Under normal circumstances, the Equity Fund intends to be fully invested. Pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if a subadviser determines that

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market conditions warrant, the Equity Fund may also invest, without limitation, in high quality U.S. dollar-denominated money market instruments. The reason for implementing a temporary defensive position is to avoid market losses. However, if market conditions improve, this strategy may result in reducing the potential gains from market upswings, thus reducing the Equity Fund’s ability to achieve its investment objective.

Main Risks of Investing: Because the Equity Fund invests most of its assets in common stocks, one of the primary risks is that the value of the stocks it holds might decrease in response to the activities of the company that issued the stock, or general economic and market conditions. More information about the risks of investing in the Equity Fund is located in the sections entitled “More About Risks” on page 23 and “Types of Investments and Associated Risks” on page 26. There can be no assurance that the Equity Fund will meet its investment objectives. The Equity Fund’s investment returns will vary, and you could lose money by investing in the Equity Fund.

Balanced Fund

Investment Objective: The Balanced Fund seeks to realize a high long-term total rate of return consistent with prudent investment risks. Total rate of return consists of current income, which includes dividends, interest, discount accruals and capital appreciation.

Main Investment Strategies: The Balanced Fund operates under a fund of funds structure. The Balanced Fund invests substantially all of its assets in the Equity Fund and Income Fund. In addition, the Balanced Fund may also invest in certain individual securities, including money market instruments and U.S. government securities.

The “Main Investment Strategies” sections for the Equity Fund and Income Fund include descriptions of the types of stocks and bonds in which those Funds are permitted to invest.

Wilshire allocates the Balanced Fund’s assets between shares of the Equity Fund and Income Fund. This allocation is intended to reduce the volatility of investment returns and provide the potential for higher long-term total returns than investing solely in the Equity Fund or Income Fund, respectively. As a matter of investment policy, 50% to 75% of the Balanced Fund’s total assets will be invested in the Equity Fund and 25% to 50% of the value of its assets will be invested in the Income Fund. Under normal circumstances, the Balance Fund’s target asset mix is 60% to the Equity Fund and 40% to the Income Fund. The Balanced Fund’s mix of assets is regularly adjusted between the Equity Fund and the Income Fund to maintain policy targets. Major changes in the investment mix may occur several times within a year or over several years, depending upon market and economic conditions. In general, however, Wilshire does not anticipate making frequent changes in asset allocation and will not attempt to time the market.

Under normal circumstances, the Balanced Fund intends to be fully invested. Pending investment, to meet anticipated redemption requests, or as a temporary defensive measure, if Wilshire determines that market conditions warrant, the Balanced Fund may also invest, without limitation, in high quality U.S. dollar-denominated money market instruments. The reason for implementing a temporary defensive position is to avoid market losses. However, if market conditions improve, this strategy may result in reducing the potential gains from market upswings, thus reducing the Balanced Fund’s ability to achieve its investment objective.

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An investor in the Balanced Fund should understand that alternatively he or she could allocate investments directly to the Equity Fund and Income Fund. By investing indirectly in both the Equity Fund and the Income Fund through the Balanced Fund, an investor bears not only his or her proportionate share of certain expenses of the Balanced Fund (such as operating costs), but also, indirectly, similar expenses of the Equity Fund and the Income Fund. However, shareholders of the Balanced Fund will not be subject to duplicative advisory or distribution (12b-1) fees as a result of the fund of funds arrangement, as discussed under “Management” on page 30.

Main Risks of Investing: By investing in the Balanced Fund, an investor assumes the same types of risks, either directly or indirectly, as investing in both the Equity Fund and Income Fund. Such risks are described under the “Main Risks of Investing” section for both the Equity Fund and the Income Fund. More information about the risks of investing in the Balanced Fund is located in the sections entitled “More About Risks” on page 23 and “Types of Investments and Associated Risks” on page 26. There can be no assurance that the Balanced Fund will meet its investment objective. The Balanced Fund’s investment returns will vary, and you could lose money by investing in the Balanced Fund.

Income Fund

Investment Objective: The Income Fund seeks to achieve a long-term total rate of return in excess of the U.S. bond market over a full market cycle.

Main Investment Strategies: The Income Fund invests, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in fixed income securities. These securities are primarily U.S. investment grade fixed income securities, including government and corporate securities, agency mortgage pass-through securities and asset-backed securities.

The Income Fund invests at least 75% of its total assets in:

•

investment grade, publicly offered debt securities, including mortgage-backed and other asset-backed securities (within the four highest ratings as determined by Moody’s Investors Service (“Moody’s”), Standard & Poor’s (“S&P”) or an equivalent rating at the time of purchase)

•	securities issued or guaranteed by the U.S. government or its agencies

•

high quality commercial paper (within the two highest grades as determined by both Moody’s and S&P or an equivalent rating), repurchase and reverse repurchase agreements, time deposits with maturities less than seven days and cash or cash equivalents

•

high grade U.S. dollar-denominated debt obligations of foreign governments, foreign corporations, foreign branches of U.S. banks and foreign banks (limited to the four highest ratings as determined by Moody’s, S&P or an equivalent rating at the time of purchase and to 15% of the Income Fund’s total assets)

•

highest quality non-U.S. dollar-denominated debt obligations of foreign issuers (limited to the four highest ratings as determined by Moody’s, S&P or an equivalent rating at the time of purchase) which are fully hedged back into U.S. dollars and do not exceed 15% of the Income Fund’s total assets

Generally, the average duration of the U.S. portion of the Income Fund will range within 25% of the Lehman Brothers Aggregate Bond Index’s (the “Lehman Index”) duration. There are no maximum

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maturity limits on individual securities. For defensive purposes, the duration and maturity of the Income Fund may be shortened. The Income Fund will maintain a high grade average quality for the portfolio (third highest rating as determined by Moody’s, S&P or an equivalent rating).

Up to 25% of the Income Fund’s total assets may be invested in securities not described above, including preferred stock, convertible securities, securities carrying warrants to purchase equity securities, U.S. dollar-denominated debt obligations of U.S. and non-U.S. issuers rated below A (by Moody’s, S&P or an equivalent rating) and non-U.S. debt obligations rated below the highest quality (as determined by Moody’s, S&P or an equivalent rating) and derivatives.

Currently, Wilshire has retained Western Asset Management Company (“Western Asset”), and its affiliate, Western Asset Management Company Limited (“WAML”) to manage the Income Fund. The basic investment philosophy of each subadviser is described below.

Western Asset’s core plus strategy seeks to provide investment results that exceed the performance of the Lehman Index. The Lehman Index is a widely recognized measure of the aggregate U.S. bond market. This strategy seeks to maximize total return by investing primarily in U.S. dollar-denominated fixed income securities and other debt instruments of domestic and foreign entities, including corporate bonds, securities issued or guaranteed as to principal and interest by the U.S. government and its agencies and instrumentalities, mortgage-related securities and money market instruments.

Western Asset will determine the relative portion of the Income Fund’s assets allocated to foreign securities. These foreign assets will be invested at the discretion of WAML. WAML will select the foreign country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances and any other specific factors WAML believes to be relevant.

Under normal circumstances, the Income Fund intends to be fully invested. Pending investment, to meet anticipated redemption requests, or as a temporary defensive measure, if a subadviser determines that market conditions warrant, the Income Fund may also invest, without limitation, in high quality, U.S. dollar-denominated money market instruments. The reason for implementing a temporary defensive position is to avoid market losses. However, if market conditions improve, this strategy may result in reducing the potential gains from a rising market, thus reducing the Income Fund’s ability to achieve its investment objective.

Main Risks of Investing: The primary risk of investing in the Income Fund is interest rate risk. Changes in interest rates may cause changes in the Income Fund’s yield, net asset value and total return. These changes can have a more dramatic impact on investments with longer maturities. The Income Fund is also subject to credit risk. The Income Fund’s net asset value and total return may be adversely affected by the inability of the issuers of the Income Fund’s securities to make payment at maturity. More information about the risks of investing in the Income Fund is located in the sections entitled “More About Risks” on page 23 and “Types of Investments and Associated Risks” on page 26. There can be no assurance that the Income Fund will meet its investment objective. The Income Fund’s investment returns will vary, and you could lose money by investing in the Income Fund.

Short-Term Investment Fund

Investment Objective: The Short-Term Investment Fund seeks to realize maximum current income to the extent consistent with liquidity. Preservation of principal is a secondary objective. The Short-Term

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Investment Fund is not a money market fund and does not maintain a stable net asset value per share.

Main Investment Strategies: The Short-Term Investment Fund primarily invests in the following types of short-term debt instruments with maturities generally not exceeding one year:

•	U.S. Treasury Bills and other obligations of, or guaranteed by, the U.S. government or its agencies

•	commercial paper (within the two highest ratings as determined by Moody’s or S&P or an equivalent rating)

•

U.S. dollar-denominated debt obligations of foreign governments, foreign corporations, foreign branches of U.S. banks and foreign banks (limited to the three highest ratings as determined by Moody’s or S&P or an equivalent rating and to 10% of the Short-Term Investment Fund’s total assets)

•	publicly traded bonds, debentures and notes (with a rating within the four highest ratings as determined by Moody’s or S&P or an equivalent rating)

•	repurchase and reverse repurchase agreements

•	cash or cash equivalents

Currently, Wilshire has retained Western Asset to manage the Short-Term Investment Fund. The basic investment philosophy of Western Asset is described below.

In seeking to achieve the Short-Term Investment Fund’s investment objectives, Western Asset uses a multi-stage process. In the first stage, Western Asset analyzes general economic and market factors, such as interest rate forecasts and anticipated interest rate spreads among various sectors of money market instruments, and sets broad strategies for the Short-Term Investment Fund. In the second stage, Western Asset evaluates individual securities. Western Asset uses proprietary quantitative and qualitative techniques to create and maintain a list of issuers whose securities are approved for purchase. In the third stage, Western Asset determines the structure and composition of the portfolio. In doing so, Western Asset seeks to minimize exposure to credit risk and market risk. The Short-Term Investment Fund attempts to maximize return to take advantage of changing money market conditions and trends. The Short-Term Investment Fund also trades to take advantage of disparities in yield relationships between money market instruments.

Under normal circumstances, the Short-Term Investment Fund intends to be fully invested. Pending investment, to meet anticipated redemption requests, or as a temporary defensive measure, if Western Asset determines that market conditions warrant, the Short-Term Investment Fund may also invest, without limitation, in high quality, U.S. dollar-denominated money market instruments. The reason for implementing a temporary defensive position is to avoid market losses. However, if market conditions improve, this strategy may result in reducing the potential gains from a rising market, thus reducing the Short-Term Investment Fund’s ability to achieve its investment objectives.

Main Risks of Investing: The primary risk of investing in the Short-Term Investment Fund is interest rate risk. Changes in interest rates may cause changes in the Short-Term Investment Fund’s yield, net asset value and total return. The Short-Term Investment Fund is also subject to credit risk. More information about the risks of investing in the Short-Term Investment Fund is located in the sections

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entitled “More About Risks” on page 23 and “Types of Investments and Associated Risks” on page 26. There can be no assurance that the Short-Term Investment Fund will meet its investment objectives. The Short-Term Investment Fund’s investment returns will vary and you could lose money by investing in the Short-Term Investment Fund.

Small Cap Growth Fund

Investment Objective: The Small Cap Growth Fund seeks long-term capital appreciation.

Main Investment Strategies: The Small Cap Growth Fund invests, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities of small cap companies. The Small Cap Growth Fund ordinarily invests in small cap equity securities (less than $2.5 billion at the time of investment) which the subadvisers believe have earnings growth potential. A security would be considered by the subadvisers to have favorable and above-average earnings growth prospects if its growth rate estimates exceed the average for the Small Cap Growth Fund’s benchmark, the Russell 2000 Growth Index. The Russell 2000 Growth Index is composed of those securities in the Russell 2000 Index with a greater-than-average growth orientation. Securities in this index generally have higher price-to-book and price-to-earnings ratios than those in the Russell 2000 Value Index.

Currently, Wilshire has retained BNY Asset Management (“BNY Mellon”) and Copper Rock Capital Partners, LLC (“Copper Rock”) to manage the Small Cap Growth Fund. The basic investment philosophy of each subadviser is described below.

BNY Mellon invests in common stocks, warrants or rights that are chosen by giving primary consideration to creating and maintaining a portfolio which is intended to replicate as closely as practicable the performance of the Russell 2000 Growth Index.

Copper Rock believes that a fundamental growth approach with a strong sell discipline provides the best opportunity to outperform in all market conditions. Copper Rock’s investment team seeks to identify emerging leaders across industries, investing in potential future market leaders at an early point in their growth cycle and before widespread investor interest drives valuations upward. The Copper Rock investment approach utilizes bottom-up fundamental research to identify fundamentally sound companies with strong management, superior earnings growth prospects and attractive relative valuations.

Under normal circumstances, the Small Cap Growth Fund intends to be fully invested. Pending investment, to meet anticipated redemption requests, or as a temporary defensive measure, if a subadviser determines that market conditions warrant, the Small Cap Growth Fund may also invest, without limitation, in high quality, U.S. dollar-denominated money market instruments. The reason for implementing a temporary defensive position is to avoid market losses. However, if market conditions improve, this strategy may result in reducing the potential gains from a rising market, thus reducing the Small Cap Growth Fund’s ability to achieve its investment objective.

Main Risks of Investing: Since the Small Cap Growth Fund invests most of its assets in common stocks, the primary risk is that the value of the stocks it holds might decrease in response to the activities of the company that issued the stock or general economic and market conditions. Investments in securities of companies with small market capitalizations generally involve greater risk than investments in large, more established companies. This is because small companies may be in an earlier stage of

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development, may be dependent on a small number of products or services, may lack substantial capital reserves and/or do not have proven track records. Small companies may be adversely affected more than large companies by poor economic or market conditions. In addition, small companies may be traded in low volumes, which can increase volatility and liquidity risks. More information about the risks of investing in the Small Cap Growth Fund is located in the sections entitled “More About Risks” on page 23 and “Types of Investments and Associated Risks” on page 26. There can be no assurance that the Small Cap Growth Fund will meet its investment objective. The Small Cap Growth Fund’s investment returns will vary, and you could lose money by investing in the Small Cap Growth Fund.

International Equity Fund

Investment Objective: The International Equity Fund seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments.

Main Investment Strategies: The International Equity Fund invests, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. The International Equity Fund invests in companies, wherever organized, which do business primarily outside the United States. The International Equity Fund intends to diversify investments among several countries and to have represented in its holdings business activities in not less than three different countries. The International Equity Fund invests primarily in equity securities of established companies that the subadvisers believe have favorable characteristics and that are listed on foreign exchanges. The International Equity Fund may also invest in fixed-income securities of foreign governments and companies.

Currently, Wilshire has retained PanAgora Asset Management, Inc. (“PanAgora”) and Thomas White International, Ltd. (“Thomas White”) to manage the International Equity Fund. The basic investment philosophy of each subadviser is described below.

PanAgora’s passive international equity strategy seeks to reproduce the total return of the MSCI EAFE Index. PanAgora uses a global risk model and optimization software for the management of passive MSCI EAFE portfolios. This risk model seeks to explain the correlation of security returns based upon factors which impact most securities. The risk model includes factors such as sector exposure, currency exposure, dividend yield, capitalization (size), sensitivity to interest rate changes, the impact of oil price changes and other factors. The optimization process seeks to match the sensitivity of PanAgora’s portion of the International Equity Fund’s portfolio to these factors to the sensitivity of the benchmark (MSCI EAFE) to these factors. The optimization process also allows PanAgora to manage its portion of the International Equity Fund portfolio’s expected tracking error while taking into consideration the size of the portfolio, expected cash flows, trading costs and custody charges. PanAgora’s portfolio managers monitor their portion of the International Equity Fund’s portfolio daily and rebalance it as often as necessary to ensure the desired level of tracking error.

Based on its research, Thomas White seeks to buy equity securities of companies at a market price that is under valued. This strategy is intended to produce a portfolio with lower price-to-earnings and price-to-book ratios than other mutual funds. Such portfolio characteristics are typical of what are commonly referred to as “value” funds.

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Companies considered attractive typically will have one or more of the following characteristics:

•	The market price of their equity securities is undervalued relative to earnings power, break-up value and inherent profitability.

•	The companies are, or may soon be, exhibiting improved financial characteristics represented by rising cash flow, return on equity, operating margins and book value.

•	The price of their equities may have recently underperformed the general market due to a low level of investor expectations regarding the earnings outlook.

•	The companies should have the strength to operate successfully through adverse business conditions.

This approach seeks out equities where current investor enthusiasm is low. Positions are normally sold when the investment community’s perceptions improve and the securities approach a market price that Thomas White believes to be fair value.

Thomas White adheres to a long-term investment approach, and it does not attempt to predict short-term changes in the general market. Under normal market conditions, Thomas White intends to invest in companies for holding periods greater than one year so the frequency of its purchases and sales generally should be below many comparable mutual funds. Lower portfolio turnover helps to reduce trading costs and shareholders’ taxes.

A high exposure to the equity market is normally maintained unless Thomas White is unable to find undervalued securities that meet its criteria. Using this investment management style, Thomas White seeks strong long-term performance, below average return volatility and portfolio resilience in difficult market environments.

The International Equity Fund has no present intention of altering its general policy of being primarily invested in foreign securities under normal conditions. However, in the event of exceptional conditions abroad, the International Equity Fund may temporarily invest all or a portion of its assets in Canadian or U.S. government obligations or currencies, or securities of companies incorporated in and having their principal activities in Canada or the United States. The reason for implementing a temporary defensive position is to avoid market losses. However, if market conditions improve, this strategy may result in reducing the potential gains from a rising market, thus reducing the International Equity Fund’s ability to achieve its investment objective.

For hedging purposes, the International Equity Fund may purchase forward foreign currency exchange contracts, foreign currency options and futures contracts and foreign currencies in the form of bank deposits. The International Equity Fund may also purchase other foreign money market instruments, including, but not limited to, bankers’ acceptances, certificates of deposit, commercial paper, short-term government and corporate obligations and repurchase agreements.

Main Risks of Investing: Because the International Equity Fund invests most of its assets in common stocks, the primary risk is that the value of the stocks it holds might decrease in response to the activities of those companies or market and economic conditions. Foreign investments often involve additional risks including political instability, differences in financial reporting standards and less stringent regulation of securities markets. These risks are magnified in less-established, emerging markets. Because the securities held by the International Equity Fund usually will be denominated in currencies other than

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the U.S. dollar, changes in foreign currency exchange rates may adversely affect the value of the International Equity Fund’s investments. In addition, the International Equity Fund may invest in the securities of small companies, which may be more volatile and less liquid than securities of large companies. More information about the risks of investing in the International Equity Fund is located in the sections entitled “More About Risks” on page 23 and “Types of Investments and Associated Risks” on page 26. There can be no assurance that the International Equity Fund will meet its investment objective. The International Equity Fund’s investment returns will vary, and you could lose money by investing in the International Equity Fund.

Socially Responsible Fund

Investment Objective: The Socially Responsible Fund seeks long-term growth of capital, current income and growth of income.

Main Investment Strategies: The Socially Responsible Fund pursues its objective through a diversified portfolio composed primarily of marketable equity securities (including common stocks, preferred stocks and debt securities convertible into common stocks of seasoned U.S.-traded companies). The Socially Responsible Fund seeks to achieve its objective by investing in issuers that meet certain socially responsible criteria. Investments in equity securities are limited to issuers which, in the subadviser’s judgment, meet the following criteria:

•	do not produce tobacco products;

•	do not produce alcoholic beverages;

•	do not own and/or operate casinos or manufacture gaming devices;

•	do not produce pornographic materials;

•	do not produce nuclear weapons or guidance and/or delivery systems specifically for nuclear weapons;

•	by popular standards, maintain non-discriminatory employment practices throughout a company’s facilities; and

•	by popular standards, maintain environmental policies, practices and procedures that are currently acceptable, or that are exhibiting improvement.

Currently, Wilshire has retained AllianceBernstein to manage the Socially Responsible Fund. The basic investment philosophy of AllianceBernstein is described below.

AllianceBernstein uses traditional methods of stock selection — research and analysis — to identify undervalued stocks that meet the socially responsible screening criteria. AllianceBernstein will review the Socially Responsible Fund’s investment universe quarterly for purposes of adding or eliminating stocks that meet or fail to meet the socially responsible screening criteria. All stocks purchased by the Socially Responsible Fund will meet such criteria at the time of purchase. Stocks held by the Socially Responsible Fund may be divested prior to reaching fair value, as determined by AllianceBernstein, if during the quarterly review of the Socially Responsible Fund’s investment universe, AllianceBernstein determines that a stock no longer meets the socially responsible screening criteria. The portfolio will consist

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primarily of stocks with market capitalizations greater than $1 billion. In addition, AllianceBernstein employs quantitative valuation tools to identify attractive stocks and the most opportune time to purchase them.

In addition, from time to time, for temporary defensive purposes, when AllianceBernstein determines such a position is advisable in light of economic or market conditions, the Socially Responsible Fund may invest a portion of its assets in cash and cash equivalents. Pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if AllianceBernstein determines that market conditions warrant, the Socially Responsible Fund may also invest, without limitation, in high quality, U.S. dollar-denominated money market instruments. The reason for implementing a temporary defensive position is to avoid market losses. However, if market conditions improve, this strategy may result in reducing the potential gains from a rising market, thus reducing the Socially Responsible Fund’s ability to achieve its investment objective.

Main Risks of Investing: The Socially Responsible Fund only invests in companies that meet its criteria for socially responsible investing. Because of this restriction, the investments that AllianceBernstein may choose from may be more limited than those of a Fund that is not restricted to investing in companies that meet social criteria. As a result, AllianceBernstein may pass up opportunities to buy certain securities when it is otherwise advantageous to so do or may sell certain securities when it is otherwise disadvantageous to do so. In addition, investing in socially responsible companies may result in the Socially Responsible Fund investing more or less in a specific sector of the economy relative to its benchmark. Since the Socially Responsible Fund invests most of its assets in common stocks, one of the primary risks is that the value of the stocks it holds might decrease in response to the activities of the company that issued the stock or general economic and market conditions. More information about the risks of investing in the Socially Responsible Fund is located in the sections entitled “More About Risks” on page 23 and “Types of Investments and Associated Risks” on page 26. There can be no assurance that the Socially Responsible Fund will meet its investment objective. The Socially Responsible Fund’s investment returns will vary, and you could lose money by investing in the Socially Responsible Fund.

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FUND PERFORMANCE HISTORY

The information below provides an illustration of how each Fund’s performance has varied over time. The bar charts and tables provide some indication of the risks of investing in a Fund by showing the changes in a Fund’s investment performance from year to year during the periods indicated and by showing how the average annual total returns for the periods indicated compare with a broad-based securities market index(es). The total return figures do not reflect expenses that apply to the separate account or related annuity contracts. The inclusion of these charges would reduce the total return figures for all periods shown. A Fund’s past investment performance does not necessarily indicate how it will perform in the future.

Equity Fund

Best Quarter	Worst Quarter
15.72% (2Q03)	(18.05)% (3Q02)

Average Annual Total Returns

(periods ended December 31, 2007)

	1 year	5 years	10 years
Equity Fund	2.20%	12.20%	3.22%
S&P 500 Index* (reflects no deduction for fees, expenses or taxes)	5.49%	12.53%	5.91%

*	The S&P 500 Index is an unmanaged index that is generally considered to be representative of the U.S. equity market.

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Balanced Fund

Best Quarter	Worst Quarter
11.05% (2Q03)	(9.51)% (3Q02)

Average Annual Total Returns

(periods ended December 31, 2007)

	1 year	5 years	10 years
Balanced Fund	3.08%	9.18%	4.49%
S&P 500 Index* (reflects no deduction for fees, expenses or taxes)	5.49%	12.83%	5.91%
Lehman Brothers Aggregate Bond Index** (reflects no deduction for fees, expenses or taxes)	6.97%	4.42%	5.97%
Stock/Bond Composite*** (reflects no deduction for fees, expenses or taxes)	6.18%	9.47%	5.95%

*	The S&P 500 Index is an unmanaged index that is generally considered to be representative of the U.S. equity market.
**	The Lehman Brothers Aggregate Bond Index is a market value-weighted index of investment grade fixed-rated debt issues, including government, corporate asset-backed and mortgage backed securities with a maturity of one year or more.
***	Sixty percent S&P 500 Index and forty percent Lehman Brothers Aggregate Bond Index.

15

Income Fund

Best Quarter	Worst Quarter
4.29% (4Q00)	(2.07)% (2Q04)

Average Annual Total Returns

(periods ended December 31, 2007)

	1 year	5 years	10 years
Income Fund	4.21%	4.48%	5.54%
Lehman Brothers Aggregate Bond Index* (reflects no deduction for fees, expenses or taxes)	6.97%	4.42%	5.97%

*	The Lehman Brothers Aggregate Bond Index is a market value-weighted index of investment grade fixed-rated debt issues, including Government, corporate, asset-backed and mortgage-backed securities with a maturity of one year or more.

16

Short-Term Investment Fund

Best Quarter	Worst Quarter
1.71% (1Q01)	0.00% (3Q03)

Average Annual Total Returns

(periods ended December 31, 2007)

	1 year	5 years	10 years
Short-Term Investment Fund	4.88%	2.96%	3.71%
Treasury Bill Index* (reflects no deduction for fees, expenses or taxes)	5.00%	3.07%	3.77%

*	The Treasury Bill Index is an unmanaged index consisting of U.S. Treasury Bills with 90-day maturities.

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Small Cap Growth Fund

Best Quarter	Worst Quarter
44.67% (4Q99)	(28.92)% (3Q01)

Average Annual Total Returns

(periods ended December 31, 2007)

	1 year	5 years	10 years
Small Cap Growth Fund	13.91%	16.93%	4.25%
Russell 2000 Growth Index* (reflects no deduction for fees, expenses or taxes)	7.05%	16.50%	4.32%

*	The Russell 2000 Growth Index is an unmanaged securities index composed of those securities in the Russell 2000 Index with a greater-than-average growth orientation.

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International Equity Fund

Best Quarter	Worst Quarter
28.53% (4Q99)	(22.22)% (3Q02)

Average Annual Total Returns

(periods ended December 31, 2007)

	1 year	5 years	10 years
International Equity Fund	8.73%	16.77%	6.53%
MSCI EAFE Index* (reflects no deduction for fees, expenses or taxes)	11.17%	21.59%	8.66%

*	The Morgan Stanley Capital International (“MSCI”) Europe, Australia, Far East (“EAFE”) Index is an unmanaged capitalization-weighted measure of stock markets in Europe, Australia and the Far East.

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Socially Responsible Fund

Best Quarter	Worst Quarter
16.04% (2Q03)	(18.10)% (3Q02)

Average Annual Total Returns

(periods ended December 31, 2007)

	1 year	5 years	10 years
Socially Responsible Fund	(2.63)%	12.41%	6.43%
S&P 500 Index* (reflects no deduction for fees, expenses or taxes)	5.49%	12.83%	5.91%

*	The S&P 500 Index is an unmanaged index that is generally considered to be representative of the U.S. equity market.

Fees And Expenses. This section describes the fees and expenses that you may pay if you buy and hold shares of a Fund. Fund shares are no-load investments, so you will not pay any sales loads, redemption fees or exchange fees. However, you will indirectly pay annual Fund operating expenses, which vary from year to year. In addition, the separate account and annuity contracts involve other charges and expenses not described below, which may include sales charges, redemption fees or exchange fees. The Funds’ expenses would be higher if these other charges and expenses associated with the separate account or annuity contracts were included in the expense tables below.

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Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

	Management Fee	Distribution (12b-1) Fees	Other Expenses	Underlying Fund Fees and Expenses	Total Annual Operating Expenses
Equity Fund	0.70%	0.25%	0.18%	N/A	1.13%
Balanced Fund(1)	0.00%	0.00%	0.09%	1.07%	1.16%
Income Fund	0.55%	0.25%	0.25%	N/A	1.05%
Short-Term Investment Fund(2)	0.28%	0.25%	0.56%	N/A	1.09%
Small Cap Growth Fund(2)	1.15%	0.25%	0.36%	N/A	1.76%
International Equity Fund(2)	1.00%	0.25%	1.01%	0.01%	2.27%
Socially Responsible Fund	0.85%	0.25%	0.19%	N/A	1.29%

(1)

The Balanced Fund’s shareholders indirectly bear, pro rata, the expenses of both the Equity Fund and the Income Fund. These indirect expenses are based on actual expense ratios for both the Equity Fund and the Income Fund. Expense ratios of both the Equity Fund and the Income Fund are located in the tables above. The Equity Fund and the Income Funds’ fees and expenses are not reflected in the Balanced Fund’s expense ratio as shown in the Financial Highlights table of this prospectus.

(2)

For the fiscal year ended December 31, 2007, Wilshire voluntarily waived investment management fees and reimbursed the Short-Term Investment Fund for all fees, except custodian and Trustees’ expenses. Wilshire voluntarily waived 0.23% and 0.20% of its management fees for the Small Cap Growth Fund and International Equity Fund, respectively. Such fee waivers were made in connection with corresponding fee reductions negotiated with each Fund’s subadvisers. After these waivers, actual net annual operating expenses for the Short-Term Investment Fund, Small Cap Growth Fund and International Equity Fund for the fiscal year ended December 31, 2007 were 0.10%, 1.53% and 2.07%, respectively. Wilshire’s voluntary fee waiver is expected to continue until December 31, 2008 and may be terminated at any time.

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Example

This example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in a Fund, redeem all of your shares at the end of the periods shown, earn a 5% return each year and incur the same operating expenses as shown above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Equity Fund	$115	$359	$622	$1,375
Balanced Fund	$118	$368	$638	$1,409
Income Fund	$107	$334	$579	$1,283
Short-Term Investment Fund	$111	$347	$601	$1,329
Small Cap Growth Fund	$179	$555	$956	$2,078
International Equity Fund	$230	$709	$1,214	$2,603
Socially Responsible Fund	$131	$409	$708	$1,556

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MORE ABOUT RISKS

The Funds have principal investment strategies that come with inherent risks. The following is a list of the principal risks associated with those strategies. Because the Balanced Fund invests in the shares of both the Equity Fund and the Income Fund, the Balanced Fund will be subject to the risks of both the Equity Fund and the Income Fund. The following table summarizes the types of risks described below that each Fund may experience:

Fund	Currency Risk	Derivatives Risk	Credit Risk	Interest Rate Risk	Investment Style Risk
Equity Fund		X	X		X
Balanced Fund	X	X	X	X	X
Income Fund	X	X	X	X	X
Short-Term Investment Fund		X	X	X	X
Small Cap Growth Fund		X	X	X	X
International Equity Fund	X	X	X	X	X
Socially Responsible Fund		X	X		X

Fund	Liquidity Risk	Market Risk	Portfolio Strategy Risk	Prepayment Risk	Reinvestment Risk	Turnover Risk	Valuation Risk
Equity Fund	X	X	X
Balanced Fund	X	X	X	X	X		X
Income Fund	X	X	X	X	X	X	X
Short-Term Investment Fund		X	X			X	X
Small Cap Growth Fund	X	X	X			X	X
International Equity Fund	X	X	X				X
Socially Responsible Fund	X	X	X

Currency Risk. Non-U.S. dollar-denominated securities are subject to fluctuations in the exchange rates between the U.S. dollar and foreign currencies which may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments, and may widen any losses.

Derivatives Risk. When a Fund uses derivatives (securities whose value is based upon the value of another security or an index) to hedge positions in the portfolio, any loss generated by the derivative security should be substantially offset by gains on the hedged investment and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. To the extent that a derivative is not used as a hedge (i.e., for speculation), a Fund is directly exposed to the potential gains and losses of that derivative. Gains and losses from non-hedging derivative positions may be substantially greater than the derivative’s original cost.

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Credit Risk. For debt securities, credit risk is the possibility that an issuer or counterparty to a contract will fail to make timely payments of interest or principal to a Fund. The credit risk of a Fund depends on the credit quality of its underlying securities. In general, for debt securities, the lower the credit quality of a Fund’s securities, the higher a Fund’s risk, all other factors such as maturity being equal.

Interest Rate Risk. For debt securities, interest rate risk is the possibility that the price will fall because of changing interest rates. In general, debt securities’ prices rise or fall inversely to changes in interest rates. If interest rates rise, bond prices generally fall; if interest rates fall, bond prices generally rise. In addition, for a given change in interest rates, longer-maturity bonds fluctuate more in price (gaining or losing more in value) than shorter-maturity bonds.

Investment Style Risk. During certain market conditions, a Fund with a more specific investment style (such as value or growth) may perform less well than a Fund that allows greater flexibility in the investment of assets.

Liquidity Risk. A Fund may invest in certain securities that may be difficult or impossible to sell at a certain time and at a price that a Fund finds to be favorable. A Fund may have to accept an unfavorable price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on portfolio management or investment performance.

Market Risk. For equity securities, stock market movements will affect a Fund’s share price on a daily basis. Declines in value are possible because of declines in the stock market in general or because of a decline in the specific securities held by a Fund. There is also the possibility that the price of the security will fall because the market perceives that there is or will be a deterioration in the fundamental value of the issuer or poor earnings performance by the issuer. Market risk may affect a single company, industry, sector or the market as a whole. For debt securities, the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the bond market as a whole.

Portfolio Strategy Risk. The investment performance of a Fund is in part dependent upon either Wilshire’s or a subadviser’s skill in making appropriate investments. To the extent that a Fund’s investments differ from the portfolio represented by the benchmark, there exists the potential for volatility of the return of a Fund relative to its index. As the industry and sector composition of the market or index changes over time, the implementation of a Fund’s strategy can lead to substantial differences in the sector or industry allocation of a Fund relative to the market or index.

Prepayment Risk. Mortgage-backed securities are subject to the risk of unanticipated prepayments of principal with respect to mortgages in the security’s underlying pool of assets. While principal prepayments are passed through to the holders of the securities, prepayments also reduce the future payments on such securities and may reduce their value. Mortgage-backed securities are subject to the risk that an unexpected rise in interest rates will extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security’s value. Mortgage-backed securities are subject to the risk that an unexpected decline in interest rates will contract the life of a mortgage-backed security, thereby affecting its prepayment schedule, which may affect the value of the security.

Reinvestment Risk. During periods of falling interest rates, a debt security with a high stated interest rate may be prepaid (or “called”) prior to its expected maturity date. If, during periods of falling interest rates, a debt security with a high stated interest rate is called, the unanticipated proceeds would likely be

24

invested at lower interest rates, and a Fund’s income or yield may decline. Call provisions, which may lead to reinvestment risk, are most common for intermediate- and long-term municipal, corporate and mortgage-backed securities. To the extent securities subject to call were acquired at a premium, the potential for appreciation in the event of a decline in interest rates may be limited and may even result in losses.

Turnover Risk. A Fund that trades aggressively will experience high portfolio turnover and relatively high brokerage and other transaction costs. Such transaction costs may lower a Fund’s effective investment return.

Valuation Risk. A Fund may invest in securities that are difficult to value and may inadvertently value certain of its securities at a higher price than the market will bear.

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TYPES OF INVESTMENTS AND ASSOCIATED RISKS

Shareholders of each of the Equity Fund, Income Fund, Small Cap Growth Fund and International Equity Fund will be provided with at least 60 days prior notice of any change in the 80% investment policy of each of these Funds.

The following provides additional information on various types of instruments in which the Funds may invest and their associated risks. Because the Balanced Fund invests in shares of both the Equity Fund and the Income Fund, the Balanced Fund indirectly invests in the same investments as listed for both the Equity Fund and the Income Fund. For a more detailed description of the various types of instruments in which the Funds may invest and their associated risks, please see the section entitled “Description of Securities and Risks” in the Statement of Additional Information (“SAI”).

ADRS, EDRS and GDRS. The Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund may each invest in both sponsored and unsponsored American Depository Receipts (“ADRs”), European Depository Receipts (“EDRs”), Global Depository Receipts (“GDRs”) and other similar global instruments. The Equity Fund may invest in ADRs. ADRs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depository Receipts, are receipts issued in Europe, typically by foreign banks and trust companies, that evidence ownership of either foreign or domestic underlying securities. GDRs are depository receipts structured like global debt issues to facilitate trading on an international basis. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer. Investments in ADRs, EDRs and GDRs present additional investment considerations, as described below under “Foreign Securities.”

Foreign Securities. The Equity Fund, International Equity Fund, Small Cap Growth Fund, Socially Responsible Fund, Income Fund and Short-Term Investment Fund may invest in foreign securities. Investing outside the United States involves economic and political considerations not typically applicable to U.S. markets. These considerations, which may favorably or unfavorably affect a Fund’s investment performance, include, but are not limited to, changes in exchange rates and exchange rate controls (which may include suspension of the ability to transfer currency from a given country), costs incurred in conversions between currencies, nonnegotiable brokerage commissions, different accounting standards, lower trading volume and greater market volatility, the difficulty of enforcing obligations in other countries, less securities regulation, different tax provisions (including withholding on interest and dividends paid to a Fund), war, expropriation, political and social instability and diplomatic developments. Further, the settlement period of securities transactions in foreign markets may be longer than in domestic markets. These considerations generally are heightened in developing countries. For example, the possibility of political upheaval and the dependence on foreign economic assistance may be greater in these countries than in developed countries. Wilshire and the subadvisers seek to mitigate the risks associated with these considerations through diversification and active professional management. For a more detailed description of foreign securities, see the SAI of the Trust.

Forward Foreign and Currency Exchange Contracts. The International Equity Fund may invest in foreign currencies. The Income Fund may enter into forward foreign currency exchange contracts

26

(“forward contracts”) up to 15% of the value of its total net assets, for hedging purposes only. A forward contract involves an obligation to purchase or sell a specific currency for an agreed price at a future date, which may be any fixed number of days from the date of the contract. The agreed price may be fixed or within a specified range of prices. The Income Fund also may enter into foreign currency futures contracts and foreign currency options up to 15% of the value of total net assets, for hedging purposes only. Foreign currency futures contracts are standardized contracts traded on commodities exchanges that involve an obligation to purchase or sell a predetermined amount of currency at a predetermined date at a specified price. For a more detailed description of foreign currencies, see the SAI of the Trust.

High-Yield (High-Risk) Securities. The Income Fund may invest in fixed income or convertible securities rated lower than “Baa” by Moody’s or “BBB” by S&P, or unrated securities of comparable quality, which are commonly referred to as “junk bonds” or “high-yield/high-risk” securities. These securities are considered speculative and generally involve a higher risk of loss of principal and income than higher-rated, investment grade securities. The value of these securities generally fluctuates more than those of higher-rated securities. The value of high-yield, high-risk securities may also be influenced by the bond market’s perception of an issuer’s credit quality or its outlook for economic growth. As with any other asset in a Fund’s portfolio, any reduction in the value of such securities would be reflected in the net asset value of a Fund. In addition, a Fund that invests in lower-quality securities may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal and interest on its holdings. As a result of the associated risks, successful investments in high-yield (high-risk) securities will be more dependent on Wilshire’s and the subadvisers’ credit analysis than generally would be the case with investments in investment grade securities. Lower-quality securities tend to be less liquid than higher-quality debt securities because the market for them is not as broad or active. The lack of a liquid secondary market may have an adverse effect on market price and a Fund’s ability to sell particular securities. For a description of ratings, and a more detailed description of high-yield (high-risk) securities, see the SAI of the Trust.

Illiquid Securities. The Income Fund may invest up to 10% of its net assets in securities that are illiquid. Variable and floating rate instruments that cannot be disposed of within seven days and repurchase agreements and time deposits that do not provide for payment within seven days after notice, without taking a reduced price, are subject to these limits. Each of the Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund may invest up to 15% of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days. Each of the Balanced Fund and Income Fund may invest up to 10% of its net assets in illiquid securities and may not invest in “restricted securities” except for Rule 144A securities. The Small Cap Growth Fund, International Equity Fund, Socially Responsible Fund and Income Fund may purchase securities which are not registered under the Securities Act of 1933 (the “1933 Act”) but which can be sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act if they are determined to be liquid. Any such security will be considered liquid so long as it is determined by a subadviser that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in a Fund during any period that qualified institutional buyers become uninterested in purchasing these restricted securities. As a matter of operating policy, each Fund will invest only in Rule 144A securities that are deemed to be liquid, and will limit its investment in Rule 144A securities to 20% of its net assets. The Equity Fund and Short-Term Investment Fund may not invest in illiquid or restricted securities or securities not fully marketable.

27

Mortgage- and Asset-Backed Securities. The Income Fund may invest in mortgage- and asset-backed securities which represent shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off before they mature, particularly during periods of declining interest rates. In that case, a subadviser may need to reinvest the proceeds from the securities at a lower interest rate. This could lower a Fund’s return and result in losses to a Fund if some securities were acquired at a premium. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk. The Income Fund may also invest in collateralized mortgage obligations (“CMOs”). In a CMO, a series of bonds or certificates is issued in multiple classes, which have varying levels of risks. For a more detailed description of mortgage- and asset-backed securities, see the SAI of the Trust.

Adjustable Rate Mortgage Securities. The Income Fund may invest in adjustable rate mortgage securities. Adjustable rate mortgage securities are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. For a more detailed description of adjustable rate mortgage securities, see the SAI of the Trust.

Options and Futures Contracts. The Income Fund, Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund may invest in options and futures. The Equity Fund may invest in futures. Options are the right, but not the obligation to buy or sell a specified amount of securities or other assets on or before a fixed date. Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund may write covered call options, buy put options, buy call options and write secured put options for the purpose of hedging or earning additional income, which may be deemed speculative or, with respect to the International Equity Fund, cross-hedging. The Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund may also invest in financial futures contracts and options on futures contracts to commit funds awaiting investment in securities or maintain cash liquidity or for other risk management purposes. For a more detailed description of options and futures contracts and their associated risks, see the SAI of the Trust.

Securities Lending. The Equity Fund, Income Fund, Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund each may lend its investment securities in an amount of up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions. Any loss in the market price of securities loaned by a Fund that occurs during the term of the loan would be borne by a Fund and would affect a Fund’s investment performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by a Fund’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower. The Trust’s Board of Trustees will make arrangements to vote or consent with respect to a material event affecting portfolio securities on loan. The Balanced Fund and Short-Term Investment Fund may not make loans to other persons, except by the purchase of obligations in which a Fund is authorized to invest.

When-Issued Purchases and Forward Commitments. The Equity Fund, Small Cap Growth Fund, International Equity Fund, Socially Responsible Fund and Income Fund each may purchase securities on

28

a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis. These transactions involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), and permit a Fund to lock in as price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. When-issued and forward commitment transactions involve the risk, however, that the price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the securities delivery takes place. The Funds do not intend to engage in when-issued purchases and forward commitments for speculative purposes but only in furtherance of their investment objectives. For a more detailed description of when-issued purchases and forward commitments, see the SAI of the Trust.

29

MANAGEMENT

The overall responsibility for the supervision of the affairs of the Funds rests with the Board of Trustees. As described below, the Board of Trustees has approved contracts with others to provide certain services to the Funds.

Investment Adviser. Since March 1, 1999, the Trust has employed Wilshire to manage the investment and reinvestment of the assets of the Equity Fund, Balanced Fund, Income Fund, Short-Term Investment Fund, Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund and to continuously review, supervise and administer the Funds’ investment programs under an Investment Advisory Agreement dated March 1, 1999, as amended from time to time. Wilshire’s principal office is located at 1299 Ocean Avenue, Santa Monica, California 90401-1085.

Wilshire’s duties under the Investment Advisory Agreement include providing a continuous investment program for each Fund or recommending to the Board of Trustees one or more unaffiliated subadvisers to provide a continuous investment program for each Fund or a portion of such Fund’s assets designated from time to time by Wilshire, including investment, research and management with respect to all securities and investments and cash equivalents for a Fund or a designated portion of such Fund’s assets. Wilshire also reviews, monitors and reports to the Board of Trustees regarding the investment performance and investment procedures of each subadviser and assists and consults with each subadviser in connection with a Fund’s continuous investment program. In addition, Wilshire maintains books and records with respect to its services under the Investment Advisory Agreement and furnishes the Board of Trustees with such periodic and special reports as the Board of Trustees may request.

Wilshire selects subadvisers based on a continuing quantitative and qualitative evaluation of their skills and proven abilities in managing assets pursuant to a particular investment style. Short-term performance is not by itself a significant factor in selecting or terminating subadvisers, and therefore Wilshire does not anticipate frequent changes in the subadvisers. Criteria for employment of subadvisers includes, but is not limited to, a subadviser’s philosophy and process, people and organization, resources and performance. Subadvisers may have different investment styles and security selection disciplines.

Wilshire monitors the investment performance of each subadviser of the Funds and, to the extent it deems appropriate to achieve the Funds’ investment objectives, reallocates assets among individual subadvisers or recommends the employment or termination of particular subadvisers.

Pursuant to an exemptive order from the Securities and Exchange Commission (“SEC”), Wilshire, without shareholder approval, as normally would be required under the 1940 Act, may replace, add or remove subadvisers and enter into sub-advisory agreements with these subadvisers upon approval of the Board of Trustees. Within 90 days of the hiring of any new subadviser or the implementation of any proposed material change to a sub-advisory agreement, shareholders will be furnished with an information statement that contains all information that would be included in a proxy statement regarding the new subadviser or sub-advisory agreement, except as modified by exemptive relief. Moreover, Wilshire will not enter into a sub-advisory agreement with any subadviser that is an “affiliated person,” as defined in the 1940 Act, of the Trust or Wilshire, other than by reason of serving as a subadviser to one or more of the Funds, without shareholder approval. In addition, whenever a subadviser is hired or fired, Wilshire will provide the Board of Trustees with information showing the expected impact on Wilshire’s profitability and will report such impact quarterly.

30

Each subadviser’s fees will be paid by Wilshire out of the advisory fees that Wilshire receives from each of the Funds. For a Fund with multiple subadvisers, the fees paid to a subadviser will depend upon the fee rate negotiated with Wilshire and upon the percentage of the Fund’s assets allocated to that subadviser by Wilshire, which may vary from time to time. Thus, the basis for fees paid to any such subadviser will not be constant, and the relative amounts of fees paid to the various subadvisers of a Fund will fluctuate. These internal fluctuations, however, will not affect the total advisory fees paid by a Fund, which will remain fixed based on the terms described above. Wilshire may, however, determine in its discretion to waive a portion of its fee if internal fluctuations in the fee to be paid to the subadvisers results in excess profit to Wilshire. Because Wilshire will pay each subadviser’s fees out of its own fees from the Funds, there will not be any “duplication” of advisory fees paid by the Funds.

Shareholders should recognize, however, that in engaging new subadvisers and entering into sub-advisory agreements, Wilshire will negotiate fees with those subadvisers and, because these fees are paid by Wilshire and not directly by each Fund, any fee reduction negotiated by Wilshire may inure to Wilshire’s benefit and any increase may inure to its detriment. However, Wilshire has agreed to waive its fee to the extent any fee reduction is negotiated with a subadviser for the Small Cap Growth Fund and International Equity Fund. In addition, Wilshire has agreed to waive its fee and reimburse the Short-Term Investment Fund for all expenses except for custodian and trustees’ fees through December 31, 2008. The fees paid to Wilshire by the Funds and the fees paid to the subadvisers by Wilshire are considered by the Board of Trustees in approving the Funds’ advisory and sub-advisory arrangements. Any change in the advisory fees paid by a Fund to Wilshire would require shareholder approval.

Information regarding the Board of Trustees’ approval of the Investment Advisory Agreement and Investment Sub-Advisory Agreements of the Equity Fund, Balanced Fund, Income Fund, Short-Term Investment Fund, Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund is included in the Annual Report to Shareholders dated December 31, 2007.

For the services provided and the expenses assumed pursuant to the Investment Advisory Agreement, Wilshire receives a fee based on each Fund’s average daily net assets, computed daily and payable monthly, at the following annual rates:

	Rate on the First $1 Billion of Fund Assets	Rate on Fund Assets in Excess of $1 Billion
Fund
Equity Fund	0.700%	0.600%
Balanced Fund	0.550%*	0.450%*
Income Fund	0.550%	0.450%
Short-Term Investment Fund	0.275%	0.175%
Small Cap Growth Fund	1.150%	1.150%
International Equity Fund	1.000%	0.900%
Socially Responsible Fund	0.850%	0.750%

*	The Balanced Fund operates under a “fund of funds” structure, primarily investing in shares of both the Equity Fund and Income Fund. Under the “fund of funds” arrangement, Wilshire receives directly from the Balanced Fund a fee based on the average daily net assets of the Balanced Fund that are not invested in either the Equity Fund or Income Fund.

Through consulting and other arrangements similar to the Funds’ “manager of managers” approach, Wilshire has also provided the same types of services to registered investment companies as provided under the Investment Advisory Agreement.

31

The Subadvisers. Each subadviser serves pursuant to a subadvisory agreement with Wilshire. Wilshire uses a “manager of managers” approach for the Funds by which Wilshire allocates each Fund’s assets among one or more “specialist” subadvisers. The assets of the Equity Fund are managed by AllianceBernstein, NYLIM and Pzena. The assets of the Income Fund are managed by Western Asset and WAML. WAML will manage the Income Fund’s assets allocated by Western Asset to foreign securities. Western Asset also serves as the subadviser for the Short-Term Investment Fund. BNY Mellon and Copper Rock serve as the subadvisers for the Small Cap Growth Fund. PanAgora and Thomas White serve as the subadvisers for the International Equity Fund. AllianceBernstein serves as the subadviser for the Socially Responsible Fund. Substantially all of the Balanced Fund’s assets are allocated to both the Equity Fund and Income Fund. See information on both the Equity Fund and Income Fund for the relevant subadvisers of the Balanced Fund.

For Funds with multiple subadvisers, Wilshire has discretion over the percentage of assets allocated to each subadviser, and to the extent Wilshire deems appropriate to achieve a Fund’s investment objective, may reallocate the percentage of a Fund’s assets overseen by each subadviser at any time.

AllianceBernstein

AllianceBernstein, 1345 Avenue of the Americas, New York, NY 10105 is a leading global investment management firm supervising client accounts with assets as of December 31, 2007, totaling approximately $800 billion. AllianceBernstein, an investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), provides investment management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. AllianceBernstein is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios.

Two teams are primarily responsible for overseeing the Socially Responsible Fund and AllianceBernstein’s portion of the Equity Fund; the U.S. Large Cap Growth Portfolio Oversight Group and the U.S. Value Investment Policy Group. Key members are highlighted below.

James G. Reilly, Executive Vice President and U.S. Large Cap Growth Team Leader since 1999 and a portfolio manager with the U.S. Large Cap Growth team since 1988; prior to that joined AllianceBernstein in 1985 as a Vice President and a quantitative and fundamental research analyst covering airlines and railroads; BS in engineering from Northwestern University; MBA, University of Chicago.

Lisa A. Shalett, Executive Vice President of AllianceBernstein and Global Head of Alliance Growth Equities since January 2008, joined the management team of Alliance Growth Equities as the Global Research Director in February 2007, Executive Vice President of AllianceBernstein since November 2002, joined AllianceBernstein in 1995; dual magna cum laude BS in Applied Mathematics & Economics, Brown University; MBA, Harvard Business School.

Joseph R. Elegante, Vice President and U.S. Large Cap Growth Portfolio Manager since 2004, joined Alliance Capital in 2000; BS in Finance, Miami University (Oxford, OH); MBA, Case Western Reserve’s Weatherhead School of Management. Member of A.I.M.R and the Cleveland Financial Analyst Society. CFA Charterholder.

Marilyn G. Fedak, Executive Vice President and Chief Investment Officer — U.S. Value Equities at AllianceBernstein since October 2, 2000 and prior to that Chief Investment Officer and Chairman of the

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U.S. Equity Investment Policy Group at Sanford Bernstein since 1993; has managed portfolio investments since 1976; joined Sanford Bernstein in 1984; BA, Smith College; MBA, Harvard Business School.

John Phillips is a senior portfolio manager and member of the U.S. Value Equity Investment Policy Group. He joined AllianceBernstein in 1994. He is also chairman of AllianceBernstein’s Proxy Voting Committee and is a Chartered Financial Analyst.

Chris Marx is a senior portfolio manager and member of the U.S. Value Equity Investment Policy Group. He joined AllianceBernstein in 1997 as a research analyst and has covered a variety of industries both domestically and internationally, including chemicals, food, supermarkets, beverages and tobacco.

NYLIM

NYLIM, located at 51 Madison Avenue, New York, NY 10010 had approximately $250 billion in assets under management as of December 31, 2007. NYLIM manages a portion of the assets of the Equity Fund. Harvey Fram, Migene Kim, and Mona Patni are responsible for day-to-day management of the Fund.

Harvey Fram, CFA, Managing Director of NYLIM, is responsible for the management of quantitative equity portfolios. Prior to joining NYLIM in 2000, Mr. Fram was a portfolio manager and research strategist at Monitor Capital Advisors LLC (a former subsidiary of NYLIM). Prior to joining Monitor Capital Advisors LLC, he was a quantitative equity research analyst at ITG, a leading technology based equity brokerage firm. Prior to that, he was a portfolio manager for international equity derivatives at the Palladin Group, a hedge fund. Mr. Fram has an MBA from the Wharton School at the University of Pennsylvania.

Migene Kim is a Portfolio Manager for the core equity team of NYLIM. Prior to joining NYLIM in May of 2005, she spent seven years as a quantitative research analyst at INVESCO’s Structured Products Group. She started her career as an analyst at the Market Risk Management Group of Chase Manhattan Bank in 1993. Ms. Kim earned her MBA in Financial Engineering from the MIT Sloan School of Management and is a summa cum laude graduate in Mathematics from the University of Pennsylvania where she was elected to Phi Beta Kappa. She is also a CFA charterholder.

Mona Patni is a Portfolio Manager for the core equity team of NYLIM. Prior to joining NYLIM in June of 2006, she was a principal consultant in the Financial Services division at PricewaterhouseCoopers, LLP. Ms. Patni earned her MBA from NYU Stern School of Business and her undergraduate degree in Computer Science Engineering from the University of Bombay.

Pzena

Pzena is located at 120 West 45th Street, New York, New York 10036 and had $23.7 billion in assets under management as of December 31, 2007. Pzena manages a portion of the assets of the Equity Fund.

Richard S. Pzena, John P. Goetz, and Antonio DeSpirito, III are responsible for the day-to-day management of Pzena’s portion of the Equity Fund. Richard S. Pzena, Managing Principal, Chief Executive Officer, Co-Chief Investment Officer and Founder of Pzena, has been with Pzena since 1995. John P. Goetz, Managing Principal and Co-Chief Investment Officer, has been with Pzena since 1996. Antonio DeSpirito, III, Principal and Portfolio Manager, has been with Pzena since 1996.

Western Asset

Western Asset, a wholly owned subsidiary of Legg Mason, Inc., acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. Total assets under

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management were approximately $634.4 billion as of December 31, 2007. Western Asset is located at 385 East Colorado Boulevard, Pasadena, California 91105. Western Asset uses a centralized strategy group comprised of professionals who are expert in various investment disciplines to determine the investments for the Short-Term Investment Fund and for its portion of the Income Fund. Western uses a team approach to investment management, which revolves around the decisions of the group with expertise in all areas of the fixed-income market. The strategy group lays out basic parameters which are then executed by teams of professionals dedicated to specific sectors of the market. Western Asset manages the assets of the Short-Term Investment Fund.

A team of investment professionals at Western Asset, led by Chief Investment Officer S. Kenneth Leech, Deputy Chief Investment Officer Stephen A. Walsh and portfolio manager Andrea A. Mack, manages the assets of the Short-Term Investment Fund.

Messrs. Leech and Walsh have served as portfolio managers for Western Asset for over 15 years. Ms. Mack has been employed by Western Asset for the past 7 years. Ms. Mack became a Portfolio Manager in October 2001.

WAML

WAML, an indirect, wholly owned subsidiary of Legg Mason, Inc., and an affiliate of Western Asset, 10 Exchange Square London, EC2A 2EN, is a registered investment adviser founded in 1984 by the American Express organization. WAML is responsible for the management of global and international fixed income mandates including the non-U.S. portion of Western Asset’s U.S. domestic clients’ portfolios. WAML had approximately $103.8 billion under management as of December 31, 2007. WAML uses a strategy group comprised of professionals who are experts in various investment disciplines to determine the investments for its portion of the Income Fund.

A team of investment professionals at Western Asset Management Company, led by Chief Investment Officer S. Kenneth Leech, Deputy Chief Investment Officer Stephen A. Walsh and Portfolio Managers Edward A. Moody, Carl L. Eichstaedt and Mark Lindbloom, manages WAML’s portion of the Income Fund’s assets.

Messrs. Leech, Walsh, and Moody have each served as portfolio managers for Western Asset for over 15 years. Mr. Eichstaedt has served as portfolio manager for Western Asset for over 10 years. Mr. Lindbloom has been employed as a portfolio manager for Western Asset since 2005. Prior to joining Western Asset, Mr. Lindbloom was employed as a portfolio manager for Citigroup Asset Management for nine years.

Copper Rock

Copper Rock, located at 200 Clarendon Street, 51st Floor, Boston, MA 02116 is a registered investment advisory firm specializing in the management of small cap growth portfolios for pension and profit-sharing plans, institutional investors, investment limited partnerships and mutual funds. Copper Rock had $3.1 billion in assets under management as of December 31, 2007. Copper Rock manages a portion of the assets of the Small Cap Growth Fund.

The investment team is comprised of two members, Tucker M. Walsh and Michael Malouf, CFA. Each are responsible for investment strategy, original research and portfolio construction.

Mr. Walsh is a founding partner, Chief Executive Officer and Head of Portfolio Management at Copper Rock. Prior to founding Copper Rock in February 2005, Mr. Walsh was a Managing Director and Head of

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the Small Cap Growth team at State Street Research. He managed a $2 billion portfolio for State Street Research’s institutional separate accounts and registered mutual funds. Previously, he was an Equity Analyst at Chilton Investment Company, Equity Analyst at SG Cowen Asset Management and Equity Analyst at Merrill Lynch. Mr. Walsh earned a BA in Economics from Washington and Lee University. He has over 17 years of investment industry experience.

Mr. Malouf is a founding partner and Portfolio Manager at Copper Rock. His responsibilities include portfolio management and research. He previously held the position of Managing Director and Head of Small Cap Growth Investing at Neuberger Berman prior to February 2005. He provided the leadership necessary to start a Small Cap Growth Product raising over $800 million in just over four years. Prior to Neuberger Berman, he held the position of Small Cap Portfolio Manager at RCM Capital Management. He managed 15 institutional accounts encompassing over $1 billion in total assets. Mr. Malouf is Chairman of the Affordable Housing Committee for the town of Concord, MA. He holds a BS in Finance from Arizona State University and a CFA designation. He has over 18 years of investment industry experience.

BNY Mellon

BNY Mellon, a New York corporation, is located at One Wall Street, New York, NY 10268. BNY Mellon had approximately $1.1 trillion in assets under management as of December 31, 2007. BNY Mellon manages a portion of the assets of the Small Cap Growth Fund.

The BNY Mellon Index Fund Management team is responsible for managing BNY Mellon’s portion of the Small Cap Growth Fund. The five most senior members are Denise Krisko, CFA, Kurt Zyla, Lloyd Buchanan, Robert McCormack and Todd Rose.

Ms. Krisko is the Managing Director of the BNY Mellon Index Fund Management Division. Ms. Krisko is responsible for the day-to-day management of BNY Mellon’s portion of assets of the Small Cap Growth Fund. Prior to joining BNY Mellon Asset Management in 2005, Ms. Krisko held various senior investment positions, including director and senior quantitative equity portfolio manager, trader and member of global index investment and business subcommittees for Deutsche Asset Management and Northern Trust; as senior quantitative equity portfolio manager and trader for The Vanguard Group; and brokerage specialist for Federated Investors. Ms. Krisko has a BS from Pennsylvania State University and an MBA from Villanova University.

Mr. Zyla is the Index and ETF Strategist of the BNY Mellon Index Fund Management Division. Prior to joining the BNY Mellon Index Fund Management Division in 1998, Mr. Zyla was an index portfolio manager and worked in the special investment products area, focusing on portfolio transitions/liquidations and equity derivative product strategies. Mr. Zyla has a BS in Chemical Engineering from New Jersey Institute of Technology and an MBA from New York University’s Stern School of Business.

Mr. Buchanan is a Senior Portfolio Manager in the BNY Mellon Index Fund Management Division. He was the Chief Operating Officer and Index Fund Portfolio Manager at Axe-Houghton Associates from 1988 until the International business was acquired by BNY Mellon Asset Management in 2002. Prior to 1988, Mr. Buchanan was an Index Fund Manager at Bankers Trust Company. Mr. Buchanan has a BS in Economics from the Wharton School of the University of Pennsylvania and an MBA from New York University. He is a Trustee and on the Executive Committees of The Foundation for Economic Education and of The Objectivist Center.

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Mr. McCormack is a Senior Portfolio Manager in the BNY Mellon Index Fund Management Division. He is responsible for domestic indexed portfolio management. Prior to joining the BNY Mellon Index Fund Management Division, Mr. McCormack was a relationship manager in the Bank’s Master Trust/Master Custody division, specializing in working with Foundations and Endowments and other not-for-profit organizations. Mr. McCormack holds a BS in Accounting from Long Island University — CW Post Campus.

Mr. Rose is a Senior Portfolio Manager in the BNY Mellon Index Fund Management Division. Prior to joining the BNY Mellon Index Fund Management Division, Mr. Rose worked in the Mutual Funds Accounting division. Prior to joining BNY Mellon in 1997, Mr. Rose was a Financial Consultant at Merrill Lynch. He began his career trading futures with Linnco Futures Group in Chicago. Mr. Rose earned a BS in Accounting from the University of Maryland and an MBA from Fordham University.

PanAgora

PanAgora, a Delaware corporation, is an investment advisor registered under the Advisers Act and is both a commodity trading advisor and commodity pool operator, under the rules of the Commodity Futures Trading Commission, with the National Futures Association. Headquartered at 260 Franklin St., 22nd Floor, Boston, MA 02110, PanAgora is a provider of actively managed and enhanced investment strategies designed to dynamically adapt to the market environment. PanAgora had approximately $25.4 billion in assets under management as of December 31, 2007.

William Zink, Melanie Batstone, Randall Yarlas, and Anthony Troilo are the portfolio managers that are responsible for the day-to-day management of PanAgora’s portion of the International Equity Fund.

Mr. Zink is responsible for the development and management of custom index products, including tax-aware and socially responsible strategies. Prior to joining PanAgora, Mr. Zink was Vice President in charge of portfolio management and mutual fund pricing businesses at Interactive Data Corporation. He has been with PanAgora for 19 years and has 33 years of experience. Mr. Zink has a BS and an MS from Massachusetts Institute of Technology.

Ms. Batstone is responsible for the daily management of PanAgora’s structured investment strategies. Her responsibilities include portfolio construction, securities trading, and ongoing investment monitoring. She moved into her current role from PanAgora’s Investment Operations area where as manager, she focused on performance attribution and reporting. Prior to joining PanAgora, Ms. Batstone was a Senior Performance Measurement Analyst at Russell/Mellon Analytical Services. She has been with PanAgora for 7 years and has 13 years of experience.

Mr. Yarlas is responsible for the daily management of PanAgora’s Macro-Strategies portfolios. Prior to assuming this role he managed PanAgora’s Investment Operations. His responsibilities include the oversight of all aspects of investment operations for PanAgora’s global equity accounts, including trade processing, custody and accounting, corporate action processing and portfolio valuation and reconciliation. Before joining PanAgora, Mr. Yarlas worked at Brown Brothers Harriman & Co. He has been with PanAgora for 8 years and has 14 years of experience.

Mr. Troilo joined PanAgora’s Macro Strategies team in February 2007. His responsibilities within the team include managing both domestic and global passive accounts as well as active-passive global equity accounts. Prior to his current role, Mr. Troilo was the investment operations manager at PanAgora where he served in that role for five years. Mr. Troilo has been with PanAgora for 6 years and has 11 years of experience.

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Thomas White

Thomas White, located at 440 S. LaSalle Street, Suite 3900, Chicago, Illinois 60605 had approximately $1.01 billion in assets under management as of December 31, 2007. Day to day management of Thomas White’s portion of the International Equity Fund is the responsibility of portfolio managers Thomas S. White, Jr., Douglas M. Jackman, CFA, Wei Li, Ph.D, CFA and Jinwen Zhang, Ph.D, CFA.

Mr. White, President, Chief Investment Officer, and Portfolio Manager, co-founded Thomas White in 1992. He has been managing investments for 42 years and previously served as a Managing Director for Morgan Stanley Asset Management from 1979 to 1992. Mr. White has a BA in Economics from Duke University.

Mr. Jackman, Executive Vice President, Portfolio Manager, and Senior Research Officer, joined Thomas White in 1995. He has been managing investments for 17 years and previously worked for Morgan Stanley. Mr. Jackman has an AB in Economics and an MBA from the University of Chicago.

Mr. Li, Executive Vice President and Research Officer, joined Thomas White in 1994. He has been managing investments for 14 years and prior to joining Thomas White was a postdoctoral research assistant at Rensselaer Polytechnic Institute and a postdoctoral fellow at McGill University. Mr. Li has a BS in Mathematics from Nanjing University, a MS in Mathematics from Nanjing Normal University and a Ph.D. in Mathematics from Purdue University.

Ms. Zhang, Senior Vice President and Research Officer, joined Thomas White in 1999. She has been managing investments for 9 years. Ms. Zhang has a BS in Biochemistry from Beijing University, a MBA in Finance and Accounting from the University of Chicago and a Ph.D. in Biochemistry from Iowa State University.

The SAI provides additional information about each Fund’s portfolio managers, including their compensation, other accounts they manage and their ownership of securities in the Fund they manage.

Portfolio Holdings. A description of the policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the SAI.

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DISTRIBUTION PLAN

The Funds have adopted a plan under Rule 12b-1 of the 1940 Act that provides for a fee of 0.25% of each Fund’s average net assets payable to PFPC Distributors, Inc. (the “Distributor”) to compensate the Distributor for distribution and other services provided to shareholders.

Because 12b-1 fees are paid out of a Fund’s assets on an ongoing basis, they will, over time, increase the cost of investment and may cost more than other types of sales charges.

PURCHASES AND REDEMPTIONS

Shares of each Fund are currently sold only to insurance company separate accounts. Previously, shares of the Equity Fund were available to the public. While Equity Fund shares may no longer be purchased by the general public, existing public shareholders may acquire additional shares through the automatic reinvestment of dividends and distributions. Shareholder subscriptions and redemptions are effected at the price based on the next calculation of net asset value per share after receipt of a request by the insurance company.

Each Fund sells and redeems its shares at net asset value per share, without a sales or redemption charge. The net asset value of each Fund’s shares is determined on each day the New York Stock Exchange (“NYSE”) is open for trading at the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time). No valuations are made for any day that the NYSE is closed. The computation is made by dividing the net assets by the number of outstanding shares. Net assets are equal to the total assets of a Fund less its liabilities.

A security listed or traded on a domestic exchange is valued at its last sales price on the exchange where it is principally traded. In the absence of a current quotation, the security is valued at the mean between the last bid and asked prices on the exchange. Securities traded on National Association of Securities Dealers Automatic Quotation (“Nasdaq”) System are valued at the Nasdaq official closing price. If there is no Nasdaq official closing price available, the most recent bid quotation is used. Securities traded over-the-counter (other than on Nasdaq) are valued at the last current sale price. Equity securities primarily traded on a foreign exchange or market are valued daily at the price, which is an estimate of the fair value price, as provided by an independent pricing service. Debt securities that have a remaining maturity of 60 days or less are valued at cost, plus or minus any amortized discount or premium. When market quotations are not readily available, securities are valued according to procedures established by the Board of Trustees or are valued at fair value as determined in good faith by the Pricing Committee, whose members include at least one representative of the Adviser who is an officer of the Trust and at least one portfolio management professional of the subadviser responsible for managing the portion of the Fund whose securities require a fair valuation determination, or the Trust’s Valuation Committee. Securities whose value does not reflect fair value because a significant valuation event has occurred may be valued at fair value by the Pricing Committee or the Valuation Committee. The value of fair valued securities may be different from the last sale price (or the mean between the last bid and asked prices), and there is no guarantee that a fair valued security will be sold at the price at which a security is valued. Investments in both the Equity Fund and Income Fund by the Balanced Fund are valued at their net asset value as reported by both the Equity Fund and Income Fund.

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Except in extraordinary circumstances and as permissible under the 1940 Act, redemption proceeds are paid on or before the third business day following the date the request for redemption is received.

Redemption of Equity Fund Shares by Existing Public Shareholders — The Equity Fund will redeem shares from public shareholders at the net asset value per share next determined after receipt of a redemption request. If stock certificates have been issued, the signature of each party must be medallion guaranteed. If certificates are lost, the shareholder will need to submit an Affidavit of Loss form and a Lost Instrument Bond will be required. Documents may be obtained by calling the transfer agent at 1-888-200-6796. The cost for this bond must be paid by the shareholder. For redemption and re-registration requests of $50,000 and greater, the signature of each party must be medallion guaranteed. For redemption and re-registration requests of any amount being sent to a payee or address other than that of record, the signature of each party must be medallion guaranteed.

If no certificates have been issued to the shareholder, redemption may be accomplished by signing a written request. The request should be sent to the Wilshire Variable Insurance Trust, P.O. Box 9807, Providence, Rhode Island 02940, and should identify the account by number and the name(s) in which the account is registered. The request must be signed exactly as the account is registered. On a jointly held account, all owners must sign. Provided the request is received in good form, payment for shares redeemed will be made by a Fund within three business days of the receipt.

Systematic Cash Withdrawal Plan — When an Equity Fund public shareholder has accumulated $5,000 or more of Equity Fund shares in his or her account, shares may be withdrawn automatically through the Systematic Cash Withdrawal Plan (the “Plan”). A shareholder may receive checks monthly, quarterly, semi-annually or annually in any amount requested, but not less than $25. In determining eligibility for the Plan, the value of a public shareholder’s account is determined at the net asset value on the date the Plan request is received in good order. Payments under the Plan will be made either on the 1st or 15th of the month, as selected by the shareholder. A sufficient number of shares will be redeemed from the shareholder’s account at the net asset value on the specified date to provide funds for payments under the Plan, thus reducing the shareholder’s account value. Depending on the amount and frequency of withdrawals, payments under the Plan may exhaust the shareholder’s account. There is no redemption charge with respect to the shares redeemed from the shareholder’s account. A Plan may be terminated upon written request. Shares issued in certificate form are not eligible for participation in the Plan.

Customer Identification Program — Record owners of the Funds are the insurance companies that offer the Funds as choices for holders of certain variable annuity contracts. The Funds have a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions, including the Funds, to obtain, verify, and record information that identifies each person who opens an account. When an insurance company opens an account, the Funds will ask for its name, address, and other information that will allow the Funds to identify the company. This information will be verified to ensure the identity of all persons opening an account.

For certain insurance companies, the Funds might request additional information (for instance, the Funds would ask for documents such as the insurance company’s articles of incorporation) to help verify the insurance company’s identity.

The Funds will not complete the purchase of any Fund shares for an account until all required and requested identification information has been provided and the application has been submitted in proper

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order. Once the application is determined to be in proper order, Fund purchase(s) will be effected at the net asset value per share next calculated.

The Funds may reject a new account application if the insurance company does not provide any required or requested identifying information or for other reasons.

The Funds may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase Fund shares in a shareholder’s account); suspend account services; and/or involuntarily redeem the account if the Funds think that the account is being used for fraudulent or illegal purposes by the insurance company or by the variable annuity contract owner; one or more of these actions will be taken when, at the sole discretion of the Funds, they are deemed to be in a Fund’s best interest or when a Fund is requested or compelled to do so by governmental authority or by applicable law.

The Funds may close and liquidate an account if they are unable to verify provided information, or for other reasons; if the Funds decide to close the account, the Funds’ shares will be redeemed at the net asset value per share next calculated after the Funds determine to close the account; the insurance company/you may be subject to gain or loss on the redemption of the fund shares and the insurance company/you may incur tax liability.

Short-Term and Excessive Trading — The Trust and its Funds are designed for long-term investors. The Funds do not accommodate short-term or excessive trading and ask the insurance companies that offer the Funds for cooperation in discouraging such trading activity through their variable annuity contracts. Such trading may present risks to other shareholders in a Fund, including disruption of portfolio investment strategies, with potential resulting harm to investment performance, and increased trading costs or Fund expenses. Thus, such trading may negatively impact a Fund’s net asset value and result in dilution to long-term shareholders.

In an effort to protect long-term shareholders, the Board of Trustees has adopted policies and procedures which seek to deter short-term and excessive trading. Shares of the Funds are only held as the underlying investment for variable annuity contracts issued by insurance companies, and, as a result, the participating insurance companies, rather than the underlying contract owners, are the shareholders of the Funds.

The Trust is limited in its ability to enforce the Trust’s market timing trading policy because each insurance company has the relationship with, and is responsible for maintaining the account records of, the individual variable annuity contract owners. In addition, there may be legal and technical limitations on the ability of an insurance company to impose trading restrictions and to apply the Trust’s market timing trading policy to their variable annuity contract owners. As a result, should it occur, there is no assurance that the Trust will be completely successful in its effort to detect or minimize market timing activity.

DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES

Each Fund distributes substantially all of its net investment income and net capital gains to shareholders each year. All dividends or distributions paid on Fund shares held by a separate account, net of separate account contract charges, are automatically reinvested in shares of the respective Fund at the net asset value determined on the dividend payment date.

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Under the Internal Revenue Code of 1986, as amended, the life insurance company issuing your variable contract is taxed as a life insurance company and the operations of its separate accounts are taxed as part of its total operations. Under current interpretations of existing federal income tax law, investment income and capital gains of separate accounts are not subject to federal income tax to the extent applied to increase the value of variable annuity contracts. Tax consequences to variable annuity contract holders are described in your variable annuity contract prospectus issued by the applicable insurance company separate account.

Public shareholders of the Equity Fund may elect to receive cash dividends and will be notified of the amount and type of distribution. If a shareholder elects to receive a cash dividend and the dividend check is returned by the postal service, attempts will be made to locate the shareholder. If the attempts to locate are unsuccessful, the shareholder’s dividend option will be changed to reinvestment. Dividends will be taxable to the shareholder whether paid in cash or reinvested in additional shares. When new shares are added to an Equity Fund public shareholder’s account through the reinvestment of dividends or when distributions occur, a confirmation statement is sent to the public shareholder showing the number of shares that were credited to the account, the net asset value per share and the total number of shares in the account.

A dividend or capital gain distribution will reduce the per share net asset value by the amount of the dividend or distribution. Shortly after the end of each year, Equity Fund shareholders will be informed of the amount of and the federal income tax treatment of all distributions made during the year. If not otherwise subject to tax on their income, public shareholders will not be required to pay tax on amounts distributed to them. Shareholders must determine for themselves the applicability of state and local taxes to dividends and distributions received on Equity Fund shares.

By law, a Fund must withhold 28% of your distributions and proceeds paid to you if you do not provide your correct taxpayer identification number, or certify that such number is correct, or if the IRS instructs a Fund to do so. The tax discussion set forth above is included for general information only. Investors and prospective investors should consult their own tax advisers concerning the federal, state, local or foreign tax consequences of an investment in a Fund.

Additional information on these and other tax matters relating to the Funds and their shareholders is included in the section entitled “Tax Matters” in the SAI.

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FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund’s financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended December 31, 2007, 2006 and 2005 has been audited by PricewaterhouseCoopers LLP. Their report for 2007, along with each Fund’s financial statements, is included in the 2007 annual report, which is available upon request. Another accounting firm audited the information for the fiscal years ended December 31, 2004 and 2003.

EQUITY FUND

	Years Ended December 31,
	2007	2006	2005	2004	2003
Net asset value, beginning of year	$25.24	$22.35	$21.34	$19.63	$15.56

Income from investment operations:
Net investment income(1)	0.14	0.21	0.25	0.26	0.21
Net realized and unrealized gain on investments and future contracts	0.47	3.57	1.01	1.73	4.08

Total from investment operations	0.61	3.78	1.26	1.99	4.29

Less distributions:
From net investment income	(0.15)	(0.23)	(0.25)	(0.28)	(0.22)
From capital gains	(2.73)	(0.66)	—	—	—

Total distributions	(2.88)	(0.89)	(0.25)	(0.28)	(0.22)

Net asset value, end of year	$22.97	$25.24	$22.35	$21.34	$19.63

Total return(2)	2.20%	16.92%	5.90%	10.15%	27.57%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$496,132	$527,981	$505,499	$535,028	$531,511
Operating expenses including reimbursement/waiver and excluding earnings credits	1.13%	1.00%	0.86%	0.87%	0.87%
Operating expenses excluding reimbursement/waiver and earnings credits	1.13%	1.03%	0.93%	0.91%	0.91%
Net investment income	0.54%	0.87%	1.15%	1.30%	1.17%
Portfolio turnover rate	81%	135%	44%	35%	43%

(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)

If you are an annuity contract owner, the total return does not reflect the expenses that apply to the separate account or related insurance policies. The inclusion of these charges would reduce the total return figures for all periods shown.

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BALANCED FUND

	Years Ended December 31,
	2007	2006	2005	2004	2003
Net asset value, beginning of year	$20.13	$18.72	$17.95	$17.02	$14.52

Income from investment operations:
Net investment income(1)	0.39	0.41	0.11	0.38	0.33
Net realized and unrealized gain on investments	0.23	1.76	0.66	1.01	2.51

Total from investment operations	0.62	2.17	0.77	1.39	2.84

Less distributions:
From net investment income	—	(0.70)	—	(0.46)	(0.34)
From capital gains	—	(0.06)	—	—	—

Total distributions	—	(0.76)	—	(0.46)	(0.34)

Net asset value, end of year	$20.75	$20.13	$18.72	$17.95	$17.02

Total return(2)	3.08%	11.59%	4.29%	8.18%	19.56%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$243,184	$260,416	$256,819	$269,488	$270,261
Operating expenses including reimbursement/waiver and excluding earnings credits†	0.09%	0.08%	0.06%	0.04%	0.05%
Operating expenses excluding reimbursement/waiver and earnings credits†	0.09%	0.10%	0.06%	0.04%	0.05%
Net investment income	1.88%	2.09%	0.60%	2.20%	2.14%
Portfolio turnover rate	10%	4%	1%	6%	9%

†	These ratios do not include expenses from the affiliated funds.
(1)

The selected per share data was calculated using the average shares outstanding method for the period. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(2)

If you are an annuity contract owner, the total return does not reflect the expenses that apply to the separate account or related insurance policies. The inclusion of these charges would reduce the total return figures for all periods shown.

43

INCOME FUND

	Years Ended December 31,
	2007	2006	2005	2004	2003
Net asset value, beginning of year	$12.36	$12.40	$12.16	$12.26	$12.43

Income/(Loss) from investment operations:
Net investment income(1)	0.56	0.52	0.45	0.41	0.55
Net realized and unrealized gain/(loss) on investments and foreign currency transactions	(0.05)	(0.03)	(0.21)	0.19	0.35

Total from investment operations	0.51	0.49	0.24	0.60	0.90

Less distributions:
From net investment income	(0.56)	(0.52)	—	(0.47)	(0.33)
From capital gains	(0.02)	(0.01)	—	(0.23)	(0.74)

Total distributions	(0.58)	(0.53)	—	(0.70)	(1.07)

Net asset value, end of year	$12.29	$12.36	$12.40	$12.16	$12.26

Total return(2)	4.21%	3.99%	1.97%	4.94%	7.25%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$127,463	$129,228	$127,380	$127,557	$125,148
Operating expenses including reimbursement/waiver and excluding earnings credits	0.98%	1.02%	0.95%	0.91%	0.89%
Operating expenses excluding reimbursement/waiver and earnings credits	1.05%	1.05%	1.00%	0.93%	0.93%
Net investment income	4.47%	4.12%	3.64%	3.25%	4.25%
Portfolio turnover rate	458%	421%	765%	595%	482%

(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)

If you are an annuity contract owner, the total return does not reflect the expenses that apply to the separate account or related insurance policies. The inclusion of these charges would reduce the total return figures for all periods shown.

44

SHORT-TERM INVESTMENT FUND

	Years Ended December 31,
	2007	2006	2005	2004	2003
Net asset value, beginning of year	$10.48	$10.39	$10.11	$10.10	$10.09

Income/(Loss) from investment operations:
Net investment income(1)	0.50	0.49	0.29	0.13	0.12
Net realized and unrealized gain/(loss) on investments	0.01	— (2)	0.02	(0.01)	(0.02)

Total from investment operations	0.51	0.49	0.31	0.12	0.10

Less distributions:
From net investment income	(0.38)	(0.40)	(0.03)	(0.11)	(0.09)

Total distributions	(0.38)	(0.40)	(0.03)	(0.11)	(0.09)

Net asset value, end of year	$10.61	$10.48	$10.39	$10.11	$10.10

Total return(3)	4.88%	4.71%	3.02%	1.22%	1.03%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$8,745	$4,637	$3,394	$3,182	$4,843
Operating expenses including reimbursement/waiver and excluding earnings credits	0.10%	0.14%	0.20%	0.17%	0.17%
Operating expenses excluding reimbursement/waiver and earnings credits	1.09%	1.31%	1.21%	1.11%	1.07%
Net investment income	4.68%	4.59%	2.87%	1.19%	1.16%
Portfolio turnover rate	0%	0%	0%	0%	0%

(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Less than $0.01 per share.
(3)

If you are an annuity contract owner, the total return does not reflect the expenses that apply to the separate account or related insurance policies. The inclusion of these charges would reduce the total return figures for all periods shown.

45

SMALL CAP GROWTH FUND

	Years Ended December 31,
	2007	2006	2005	2004	2003
Net asset value, beginning of year	$14.24	$12.78	$12.33	$11.81	$7.43

Income/(Loss) from investment operations:
Net investment loss(1)	(0.13)	(0.18)	(0.11)	(0.16)	(0.14)
Net realized and unrealized gain on investments	2.11	1.64	0.56	0.68	4.52

Total from investment operations	1.98	1.46	0.45	0.52	4.38

Net asset value, end of year	$16.22	$14.24	$12.78	$12.33	$11.81

Total return(2)	13.91%	11.42%	3.65%	4.40%	58.95%

Ratios to average net assets/supplemental data:
Net assets end of year (in 000’s)	$58,758	$54,195	$52,655	$56,286	$57,193
Operating expenses including reimbursement/waiver and excluding earnings credits	1.45%	1.60%	1.66%	1.58%	1.66%
Operating expenses excluding reimbursement/waiver and earnings credits	1.76%	1.76%	1.73%	1.77%	1.79%
Net investment loss	(0.85)%	(1.29)%	(0.94)%	(1.38)%	(1.52)%
Portfolio turnover rate	110%	240%	152%	96%	206%

(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)

If you are an annuity contract owner, the total return does not reflect the expenses that apply to the separate account or related insurance policies. The inclusion of these charges would reduce the total return figures for all periods shown.

46

INTERNATIONAL EQUITY FUND

	Years Ended December 31,
	2007	2006	2005	2004	2003
Net asset value, beginning of year	$16.11	$13.11	$11.91	$10.91	$8.30

Income/(Loss) from investment operations:
Net investment income(1)	0.13	0.07	0.10	0.03	0.05
Net realized and unrealized gain on investment and foreign currency transactions	1.26	3.04	1.11	1.13	2.64

Total from investment operations	1.39	3.11	1.21	1.16	2.69

Less distributions:
From net investment income	(0.15)	(0.11)	(0.01)	(0.16)	(0.08)
From capital gains	(0.91)	—	—	—	—

Total distributions	(1.06)	(0.11)	(0.01)	(0.16)	(0.08)

Net asset value, end of year	$16.44	$16.11	$13.11	$11.91	$10.91

Total return(2)	8.73%	23.76%	10.12%	10.61%	32.49%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$57,093	$51,219	$41,882	$39,276	$35,741
Operating expenses including reimbursement/waiver and excluding earnings credits	2.06%	2.10%	1.71%	1.55%	1.46%
Operating expenses excluding reimbursement/waiver and earnings credits	2.26%	2.27%	1.80%	1.60%	1.51%
Net investment income	0.77%	0.49%	0.84%	0.26%	0.59%
Portfolio turnover rate	106%	103%	48%	161%	68%

(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)

If you are an annuity contract owner, the total return does not reflect the expenses that apply to the separate account or related insurance policies. The inclusion of these charges would reduce the total return figures for all periods shown.

47

SOCIALLY RESPONSIBLE FUND

	Years Ended December 31,
	2007	2006	2005	2004	2003
Net asset value, beginning of year	$17.43	$16.21	$15.42	$13.79	$10.87

Income/(Loss) from investment operations:
Net investment income(1)	0.17	0.21	0.20	0.19	0.17
Net realized and unrealized gain/(loss) on investments	(0.60)	3.12	0.59	1.64	2.92

Total from investment operations	(0.43)	3.33	0.79	1.83	3.09

Less distributions:
From net investment income	(0.21)	(0.22)	— (2)	(0.20)	(0.17)
From capital gains	(1.02)	(1.89)	—	—	—

Total distributions	(1.23)	(2.11)	—	(0.20)	(0.17)

Net asset value, end of year	$15.77	$17.43	$16.21	$15.42	$13.79

Total return(3)	(2.63)%	20.52%	5.13%	13.30%	28.45%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$83,802	$91,154	$79,445	$80,336	$73,965
Operating expenses including reimbursement/waiver and excluding earnings credits	1.28%	1.23%	1.03%	1.01%	1.03%
Operating expenses excluding reimbursement/waiver and earnings credits	1.29%	1.32%	1.26%	1.21%	1.22%
Net investment income	0.96%	1.20%	1.29%	1.35%	1.39%
Portfolio turnover rate	21%	46%	28%	32%	37%

(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Less than $0.01 per share.
(3)

If you are an annuity contract owner, the total return does not reflect the expenses that apply to the separate account or related insurance policies. The inclusion of these charges would reduce the total return figures for all periods shown.

48

OTHER INFORMATION

Public Shareholder Communications

To ensure receipt of communications related to investments in the Equity Fund, public shareholders must notify the Equity Fund of address changes. Notice of a change in address may be sent to the Wilshire Variable Insurance Trust, P.O. Box 9807, Providence, Rhode Island 02940.

Shareholder Inquiries

For questions concerning investments in the Funds through your variable annuity contract, please contact your insurance company.

Equity Fund public shareholders may contact the Equity Fund by mail at Wilshire Variable Insurance Trust, P.O. Box 9807, Providence, Rhode Island 02940.

Additional Information

Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year. The financial statements included in the Funds’ annual reports are incorporated by reference into this prospectus, which means that they are part of this prospectus for legal purposes.

The SAI contains more detailed information about the Funds. The current SAI has been filed with the SEC and is incorporated by reference into this prospectus, which means that it is part of this prospectus for legal purposes.

To receive, without charge, a copy of the annual and/or semi-annual reports of the Wilshire Variable Insurance Trust and/or a copy of the SAI for the Wilshire Variable Insurance Trust, please write to the address indicated below or call 1-888-200-6796.

Wilshire Variable Insurance Trust

1299 Ocean Avenue, Suite 700

Santa Monica, CA 90401

The Funds’ annual and semi-annual reports and SAI are not available on a Fund’s website because the Funds do not have a website.

Information about the Funds (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Also, information on the operation of the public reference room may be obtained by calling the SEC at 1-202-551-5850. Reports and other information about the Funds are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing the Public Reference Section of the SEC, 100 F Street NE, Room 1580, Washington, D.C. 20549.

49

No person has been authorized to give any information or to make any representations not contained in this prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Funds. The prospectus does not constitute an offering by the Funds in any jurisdiction in which such offering may not lawfully be made.

Investment Company Act File No. 811-07917

50

STATEMENT OF ADDITIONAL INFORMATION

WILSHIRE VARIABLE INSURANCE TRUST

May 1, 2008

This Statement of Additional Information (“SAI”) provides supplementary information for the series of portfolios of Wilshire Variable Insurance Trust (the “Trust”): Equity Fund, Balanced Fund, Income Fund, Short-Term Investment Fund, Small Cap Growth Fund, International Equity Fund, Socially Responsible Fund, 2010 Aggressive Fund, 2010 Moderate Fund, 2010 Conservative Fund, 2015 Moderate Fund, 2025 Moderate Fund, 2035 Moderate Fund and 2045 Moderate Fund (each a “Fund” and collectively, the “Funds”)

This SAI is not a prospectus, but should be read in conjunction with the current prospectuses, dated May 1, 2008, as supplemented from time to time. This SAI is incorporated in its entirety into the prospectuses. The audited financial statements for the Equity Fund, Balanced Fund, Income Fund, Short-Term Investment Fund, Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund for the year ended December 31, 2007, and the Report of the Independent Registered Public Accounting Firm thereon, are incorporated by reference from the annual report dated December 31, 2007. The audited financial statements for the 2010 Aggressive Fund, 2010 Moderate Fund, 2010 Conservative Fund, 2015 Moderate Fund, 2025 Moderate Fund, 2035 Moderate Fund and 2045 Moderate Fund (the “Target Maturity Funds”) for the year ended December 31, 2007, and the Report of the Independent Registered Public Accounting Firm thereon, are incorporated herein by reference from the annual report dated December 31, 2007. Copies of the prospectuses and the Funds’ financial statements are available, without charge, by writing to the Wilshire Variable Insurance Trust, 760 Moore Road, King of Prussia, Pennsylvania 19406, or by telephoning 1-888-200-6796.

THE TRUST AND THE FUNDS

The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and is an open-end, diversified management investment company organized as a Delaware statutory trust under a Declaration of Trust dated November 7, 1996. The Declaration of Trust permits the Trust to offer shares of separate funds, and as of the date of this SAI, the Trust consisted of fourteen separate Funds. The Target Maturity Funds commenced operations on May 1, 2006 and are offered in a separate prospectus. All consideration received by the Trust for shares of any Fund and all assets of such Fund belong to that Fund and would be subject to liabilities related thereto. The Trust reserves the right to create and issue shares of funds in addition to the Funds described herein.

The Trust employs Wilshire Associates Incorporated (the “Adviser”) to manage the investment and reinvestment of the assets of the Funds and to continuously review, supervise and administer the Funds’ investment programs. The Adviser has entered into agreements with AllianceBernstein, L.P. (“AllianceBernstein”), New York Life Investment Management LLC (“NYLIM”) and Pzena Investment Management, LLC (“Pzena”) to serve as subadvisers for the Equity Fund. Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“WAML”) serve as the subadvisers for the Income Fund. Western Asset serves as the subadviser for the Short-Term Investment Fund. BNY Mellon Asset Management (“BNY Mellon”) and Copper Rock Capital Partners, LLC (“Copper Rock”) serve as the subadvisers for the Small Cap Growth Fund. PanAgora Asset Management, Inc. (“PanAgora”) and Thomas White International, Ltd. (“Thomas White”) serve as the subadvisers for the International Equity Fund. AllianceBernstein also serves as the subadviser for the Socially Responsible Fund.

As described below, under the fund of funds structure, the Adviser allocates the assets of the Balanced Fund and the Target Maturity Funds among certain other Funds of the Trust, except the Socially Responsible Fund (the “Underlying Funds”). The Adviser allocates the Balanced Fund’s assets between the Equity Fund and Income Fund. The Target Maturity Funds’ assets are allocated in varying amounts to the Equity Fund, Income Fund, Short-Term Investment Fund, Small Cap Growth Fund, and International Equity Fund.

The investment objectives and policies of each Fund are described in that Fund’s respective prospectus. Prospective purchasers should recognize that there are risks in the ownership of any security and that there can be no assurance that the investment objectives of each Fund will be realized.

Each Fund seeks to attain its investment objective by pursuing investment policies that call for investments in certain types of securities and by employing various investment strategies. These investment policies and strategies may be changed without shareholder approval. However, each Fund will not, as a matter of policy, change its investment policies without notice to its shareholders.

Each Fund has also adopted certain fundamental investment limitations that may be changed only with the approval of a “majority of the outstanding shares of a Fund” as defined in the 1940 Act. In addition, the investment objective of each of the Equity Fund, Balanced Fund, Income Fund, Short-Term Investment Fund, Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund may be changed only with the approval of a “majority of the outstanding shares of a Fund.”

ADDITIONAL INVESTMENT POLICIES

The following is a discussion of additional investment policies not discussed in the Trust’s prospectuses.

EQUITY FUND. The portfolio investments of the Equity Fund are not concentrated in any one industry or group of industries, but are varied according to what is judged advantageous under varying economic conditions. While the portfolio is diversified by investment in a cross-section of businesses and industries, the Equity Fund follows a policy of flexibility. The Equity Fund does not invest in companies for the purpose of exercising control of management. Moreover, the EquityFund will not invest in securities subject to restrictions on disposition under the Securities Act of 1933 (the “1933 Act”) or purchase securities not freely marketable.

It is the policy of the Equity Fund to purchase and hold securities believed to have potential for long-term capital growth. Investment income is a secondary consideration in the selection of portfolio securities. The Equity Fund does not buy and sell for short-term trading profits. Therefore, portfolio changes usually are accomplished gradually. However, portfolio management is not restricted and may effect short-term transactions when subsequent events make an investment undesirable for long-term holding.

The Equity Fund may invest a portion of its assets in U.S. dollar-denominated investment grade fixed-income securities. Debt securities must be rated within the four highest ratings as determined by Moody’s Investors Service (“Moody’s”) or by Standard and Poor’s (“S&P”) except that up to 10% of the Equity Fund’s assets may be invested in U.S. dollar-denominated foreign debt securities within the three highest ratings as determined by Moody’s or S&P.

INCOME FUND. As a matter of investment policy, the Income Fund will not invest more than 10% of its net assets in illiquid securities or invest in restricted securities, except securities eligible for resale under Rule 144A under the 1933 Act.

The Income Fund will not invest in common stocks directly, but may retain up to 25% of its total assets in common stocks acquired upon conversion of convertible debt securities or preferred stock, or upon exercise of warrants acquired with debt securities. Currently, the Income Fund intends to limit its investment in derivatives pursuant to guidelines established by the Adviser.

The Income Fund may invest in repurchase and reverse repurchase agreements, provided that the market value of the underlying security is at least 102% of the price of the repurchase agreement.

Instead of holding its entire portfolio to maturity, the Income Fund will engage in portfolio trading when trading will help achieve its investment objective. Portfolio turnover is expected to be moderate to high.

During the past five years, the Income Fund’s portfolio turnover rates have been in excess of 300%, due to the subadvisers’ trading in mortgage “TBAs” (To Be Announced). A TBA is defined as an underlying contract on a mortgage-backed security (“MBS”) to buy or sell a MBS which will be delivered at an agreed-upon date in the future. The turnover calculation includes the continual maturity of TBA securities that are held within the portfolio prior to their issuance. TBAs rollover every 30, 45 or 60 days until maturity, sometimes in perpetuity. As a result, investing in TBAs increases a fund’s portfolio turnover rate. TBAs allow the subadvisers to gain exposure to the mortgage-backed market without losing liquidity.

SHORT-TERM INVESTMENT FUND. The Short-Term Investment Fund will not invest in securities subject to restriction on disposition under the 1933 Act nor purchase securities not freely marketable. The Short-Term Investment Fund intends generally to purchase securities that mature within one year, but will not purchase securities with maturities that exceed two years except for securities subject to repurchase agreements and reverse repurchase agreements.

SMALL CAP GROWTH FUND. The small cap growth segment is one of the most volatile areas of the stock market. Over the last five years, the high volatility in small cap growth stocks was the primary contributor to the Small Cap Growth Fund’s high portfolio turnover rates. In addition, the subadvisers’ ongoing active management of the Small Cap Growth Fund is another source of portfolio turnover. Specifically, the subadvisers use stock price fluctuations as opportunities to buy and sell securities at attractive valuations. Lastly, portfolio turnover can also be caused by subadviser changes. Changes to the Small Cap Growth Fund’s subadvisers in 2003 and 2006 also attributed to higher portfolio turnover.

INTERNATIONAL EQUITY FUND. The International Equity Fund may engage in so-called “strategic transactions” as described in the prospectus under the heading “Types of Investments and Associated Risks” and below in the SAI under the heading “Description of Securities and Risks—Strategic Transactions and Derivatives.”

SOCIALLY RESPONSIBLE FUND. The Socially Responsible Fund may engage in so-called “strategic transactions” as described in the prospectus under the heading “Types of Investments and Associated Risks” and below in the SAI under the heading “Description of Securities and Risks—Strategic Transactions and Derivatives.”

THE FUND OF FUNDS STRUCTURE. Each of the Balanced Fund and the Target Maturity Funds are structured as a “fund of funds,” which means that these Funds attempt to implement their investment strategies by investing in the Underlying Funds. The Underlying Funds currently consist of the Equity Fund, Income Fund, Short-Term Investment Fund, Small Cap Growth Fund and International Equity Fund. Under the fund of funds structure the Adviser allocates the Balanced Fund’s assets between the Equity Fund and Income Fund. The Target Maturity Funds’ assets are allocated in varying amounts to the Equity Fund, Income Fund, Short-Term Investment Fund, Small Cap Growth Fund and International Equity Fund.

The specific portfolios that comprise the Target Maturity Funds can be changed without shareholder approval. Each Target Maturity Fund’s allocation ranges can be changed without shareholder approval. Each Target Maturity Fund normally intends to invest all of its assets in the Underlying Funds; however, for temporary defensive purposes each Target Maturity Fund may invest up to 100% of its assets in high quality, short-term debt instruments. Each Target Maturity Fund reserves the ability to convert from a “fund of funds” structure and to invest directly in the types of securities in which the Underlying Funds invest. Shareholders will be provided with advance notice before any such conversion occurs.

To the extent a Target Maturity Fund’s assets are invested in a particular Underlying Fund, the Target Maturity Funds are subject to the risks applicable to an investment in such Underlying Fund. The prospectus for the Underlying Funds and this SAI describe the investment policies and strategies employed by the Underlying Funds and their related risks.

INVESTMENT RESTRICTIONS

Each Fund operates under its respective fundamental investment restrictions, set forth below, which cannot be changed without the approval of a “majority of the outstanding voting securities.” The investment objective of each of the Equity Fund, Balanced Fund, Income Fund, Short-Term Investment Fund, Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund also cannot be changed without the approval of a “majority of the outstanding voting securities.” A “majority of the outstanding voting securities” of a Fund is defined in the 1940 Act to mean the lesser of (i) 67% of the Fund’s shares present at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the Fund’s outstanding shares.

To the extent a Target Maturity Fund’s assets are invested in a particular Underlying Fund, a Target Maturity Fund is subject to the investment restrictions applicable to an investment in such Underlying Fund.

The Equity Fund, Balanced Fund, Income Fund and Short-Term Investment Fund each may not:

(1) purchase securities other than the securities in which a Fund is authorized to invest;

(2) issue senior securities except that a Fund may borrow money or enter into reverse repurchase agreements in an amount not to exceed 15% of its total assets taken at market value and then only for short-term credits as may be necessary for the clearance of transactions, and from banks as a temporary measure for extraordinary or emergency purposes (moreover, in the event that the asset coverage for such borrowings may fall below 300%, the Fund will reduce, within three days, the amount of its borrowings in order to provide for 300% asset coverage); a Fund will not borrow to increase income (leveraging) but only to facilitate redemption requests that might otherwise require untimely dispositions of the Fund’s portfolio securities; a Fund will repay all borrowings before making additional investments, and interest paid on borrowings will reduce net income;

(3) purchase the securities of any issuer (other than obligations issued or guaranteed as to principal and interest by the Government of the United States, its agencies or instrumentalities, or, for the Balanced Fund only, any security issued by an investment company or series thereof) if, as a result, (a) more than 5% of the Fund’s total assets (taken at current value) would be invested in the securities of that issuer, or (b) a Fund would hold more than 10% of any class of securities of that issuer (for this purpose, all debt obligations of an issuer maturing in less than one year are treated as a single class of securities);

(4) write, or invest in, straddle or spread options or invest in interests in oil, gas or other mineral exploration or development programs;

(5) purchase securities on margin or sell any securities short;

(6) invest in the securities of any issuer, any of whose officers, directors or security holders is an officer of a Fund if at the time of or after such purchase any officer or director of that Fund would own more than 1/2 of 1% of the securities of that issuer or if that Fund’s officers and directors together would own more than 5% of the securities of that issuer;

(7) purchase any securities that would cause more than 25% of the value of a Fund’s total net assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to investments in U.S. Treasury Bills, other obligations issued or guaranteed by the federal government, its agencies and instrumentalities, certificates of deposit, commercial paper and bankers’ acceptances, or any obligations of U.S. branches of foreign banks and foreign branches of U.S. banks, except as these investments may be limited by the Treasury regulations under section 817(h) of the Internal Revenue Code;

(8) invest more than 5% of the value of the Fund’s total assets at the time of investment in the securities of any issuer or issuers which have records of less than three years’ continuous operation, including the operation of any predecessor, but this limitation does not apply to securities issued or guaranteed as to interest and principal by the United States Government or its agencies or instrumentalities;

(9) mortgage, pledge or hypothecate its assets except in an amount up to 15% (10% so long as the Fund’s shares are registered for sale in certain states) of the value of the Fund’s total assets but only to secure borrowings for temporary or emergency purposes;

(10) purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts;

(11) invest in companies for the purpose of exercising control; or

(12) invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets, and except that during any period in which the Balanced Fund operates as a “fund of funds” in accordance with the Prospectus and applicable law, the Balanced Fund may purchase without limit shares of the Equity Fund, the Income Fund, and any other mutual fund currently existing or hereafter created whose investment adviser is the Balanced Fund’s adviser or an affiliate thereof, or the respective successors in interest of any such mutual fund or adviser.

Dollar rolls are not considered borrowing and therefore are not subject to investment restriction 2 above. For the purposes of investment restriction 9 above, the entity sponsoring a mortgage or asset backed security will be considered the issuer. For the purposes of investment restriction 10 above, commodities and commodity contracts are interpreted as physical commodities and therefore financial futures contracts and related options will not be considered commodities or commodity contracts under the restriction.

The Equity Fund and Income Fund each may not:

(1) make loans, but this restriction shall not prevent the Fund from (a) buying a part of an issue of bonds, debentures, or other obligations, (b) investing in repurchase agreements or (c) lending portfolio securities, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33 1/3% of its total assets (taken at market value at the time of such loan).

The Balanced Fund and Short-Term Investment Fund each may not:

(1) make loans to other persons (except by the purchase of obligations in which the Fund is authorized to invest); provided, however, that the Fund will not enter into repurchase agreements if, as a result thereof, more than 10% of the total assets of the Fund (taken at current value) would be subject to repurchase agreements maturing in more than seven (7) days;

The Equity Fund and Short-Term Investment Fund each may not:

(1) underwrite the securities of other issuers, purchase securities subject to restrictions on disposition under the 1933 Act (so-called “restricted securities”) or purchase securities not freely marketable.

The Balanced Fund and Income Fund each may not:

(1) Underwrite the securities of other issuers, invest more than 10% of its net assets in illiquid securities or invest in securities subject to restriction on disposition under the 1933 Act, except for securities eligible for resale pursuant to Rule 144A under the 1933 Act.

The Small Cap Growth Fund, International Equity Fund, Socially Responsible Fund and Target Maturity Funds each may not:

(1) act as an underwriter of securities, except insofar as it may be deemed an underwriter for purposes of the 1933 Act on disposition of securities acquired subject to legal or contractual restrictions on resale;

(2) purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein), commodities, or commodity contracts, except that it may enter into (a) futures and options on futures and (b) forward currency contracts;

(3) make loans, but this restriction shall not prevent the Fund from (a) buying a part of an issue of bonds, debentures, or other obligations, (b) investing in repurchase agreements or (c) lending portfolio securities, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33 1/3% of its total assets (taken at market value at the time of such loan);

(4) borrow, except that it may (a) borrow up to 33 1/3% of its total assets, taken at market value at the time of such borrowing, as a temporary measure for extraordinary or emergency purposes, but not to increase portfolio income (the total of reverse repurchase agreements and such borrowings will not exceed 33 1/3% of its total assets, and the Fund will not purchase additional securities when its borrowings, less proceeds receivable from sales of portfolio securities, exceed 5% of its total assets) and (b) enter into transactions in options, futures and options on futures;

(5) invest in a security if 25% or more of its total assets (taken at market value at the time of a particular purchase) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities; or

(6) issue any senior security except to the extent permitted under the 1940 Act.

(7) invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets, and except that during any period in which the Balanced Fund operates as a “fund of funds” in accordance with the Prospectus and applicable law, the Balanced Fund may purchase without limit shares of the Equity Fund, the Income Fund, and any other mutual fund currently existing or hereafter created whose investment adviser is the Balanced Fund’s adviser or an affiliate thereof, or the respective successors in interest of any such mutual fund or adviser.

Dollar rolls are not considered borrowing and therefore are not subject to investment restriction 4 above.

The Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund are also subject to the following nonfundamental restrictions and policies, which may be changed by the Board of Trustees. Each Fund may not:

(1) invest in companies for the purpose of exercising control or management;

(2) purchase, except for securities acquired as part of a merger, consolidation or acquisition of assets, more than 3% of the stock of another investment company or purchase stock of other investment companies equal to more than 5% of the Fund’s total assets (valued at time of purchase) in the case of any one other investment company and 10% of such assets (valued at time of purchase) in the case of all other investment companies in the aggregate;

(3) mortgage, pledge or hypothecate its assets, except as may be necessary in connection with permitted borrowings or in connection with options, futures and options on futures;

(4) purchase securities on margin (except for use of short-term credits as are necessary for the clearance of transactions), or sell securities short unless

(i) the Fund owns or has the right to obtain securities equivalent in kind and amount to those sold short at no added cost or (ii) the securities sold are “when issued” or “when distributed” securities which the Fund expects to receive in a recapitalization, reorganization or other exchange for securities the Fund contemporaneously owns or has the right to obtain and provided that transactions in options, futures and options on futures are not treated as short sales;

(5) invest more than 15% of its net assets (taken at market value at the time of a particular investment) in illiquid securities, including repurchase agreements maturing in more than seven days; and

(6) hedge by purchasing put and call options, futures contracts or derivative instruments on securities, in an aggregate amount equivalent to more than 10% of its total assets.

For the Balanced Fund and Income Fund, the Board has adopted guidelines regarding investment in derivatives (such as CMOs), which among other things, establish certain minimum criteria for the types of derivative securities that may be purchased. Under such guidelines, fixed income derivatives purchased for the Funds must have low to moderate volatility and must perform consistently across a wide range of interest rate scenarios. They also must exhibit little excess interest rate risk relative to Treasuries of comparable duration.

The Target Maturity Funds are also subject to the following nonfundamental restrictions and policies, which may be changed by the Board of Trustees. Each Target Maturity Fund may not:

(1) invest in companies for the purpose of exercising control or management;

(2) mortgage, pledge or hypothecate its assets, except as may be necessary in connection with permitted borrowings or in connection with options, futures and options on futures;

(3) purchase securities on margin (except for use of short-term credits as are necessary for the clearance of transactions), or sell securities short unless

(i) the Fund owns or has the right to obtain securities equivalent in kind and amount to those sold short at no added cost or (ii) the securities sold are “when issued” or ‘when distributed” securities which the Fund expects to receive in a recapitalization, reorganization or other exchange for securities the Fund contemporaneously owns or has the right to obtain and provided that transactions in options, futures and options on futures are not treated as short sales;

(4) invest more than 15% of its net assets (taken at market value at the time of a particular investment) in illiquid securities, including repurchase agreements maturing in more than seven days; and

(5) hedge by purchasing put and call options, futures contracts or derivative instruments on securities, in an aggregate amount equivalent to more than 10% of its total assets.

(6) invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets, and except that during any period in which the Target Maturity Funds operate as a “fund of funds” in accordance with the Prospectus and applicable law, the Target Maturity Funds may purchase without limit shares of the Equity Fund, the Income Fund, the Short-Term Investment Fund, the Small Cap Growth Fund, the International Equity Fund, the Socially Responsible Fund and any other mutual fund currently existing or hereafter created whose investment adviser is the Target Maturity Funds’ adviser or an affiliate thereof, or the respective successors in interest of any such mutual fund or adviser.

The Equity Fund, Income Fund, Small Cap Growth Fund and International Equity Fund are also subject to the following nonfundamental investment policies, which may be changed by the Board of Trustees.

The Equity Fund will invest, under normal circumstances, at least 80% of net assets (plus the amount of any borrowings for investment purposes) in equity securities.

The Income Fund will invest, under normal circumstances, at least 80% of net assets (plus the amount of any borrowings for investment purposes) in fixed income securities.

The Small Cap Growth Fund will invest, under normal circumstances, at least 80% of net assets (plus the amount of any borrowings for investment purposes) in securities of small cap companies.

The International Equity Fund will invest, under normal circumstances, at least 80% of net assets (plus the amount of any borrowings for investment purposes) in equity securities.

Shareholders of a Fund will be provided with at least 60 days prior notice of any change in the 80% investment policy of the Fund.

DESCRIPTION OF SECURITIES AND RISKS

This section should be read in conjunction with each Fund’s description in the prospectus and each Fund’s fundamental and nonfundamental investment policies. Because the Balanced Fund invests in shares of the Equity Fund and Income Fund, the Balanced Fund indirectly invests in the same investments as listed for the Equity Fund and Income Fund. Because the Target Maturity Funds invest in shares of the Underlying Funds, the Target Maturity Funds indirectly invest in the same investments as listed for the Underlying Funds.

REPURCHASE AGREEMENTS. Each Fund may invest in repurchase agreements. The Equity Fund, Income Fund and Short-Term Investment Fund will not enter into repurchase agreements if, as a result, more than 10% of the Fund’s total assets would be subject to repurchase agreements maturing in more than seven days. Repurchase agreements are agreements under which a Fund acquires ownership of an obligation (debt instrument or time deposit) and the seller agrees, at the time of the sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the purchaser’s holding period. This results in a fixed rate of return insulated from market fluctuations during such period. If the seller of a repurchase agreement fails to repurchase this obligation in accordance with the terms of the agreement, the investing Fund will incur a loss to the extent that the proceeds on the sale are less than the repurchase price. Repurchase agreements usually involve U.S. government or federal agency securities and, as utilized by the Funds, include only those securities in which the Funds may otherwise invest. Repurchase agreements are for short periods, most often less than 30 days and usually less than one week. The Funds intend to enter into repurchase agreements only with domestic commercial and savings banks and savings and loan associations with total assets of at least one billion dollars, or with primary dealers in U.S. government securities. In addition, the Funds will not enter into repurchase agreements unless (a) the agreement specifies that the securities purchased, and interest accrued thereon, will have an aggregate value in excess of the price paid and (b) the Funds take delivery of the underlying instruments pending repurchase. In entering into a repurchase agreement, a Fund is exposed to the risk that the other party to the agreement may be unable to keep its commitment to repurchase. In that event, a Fund may incur disposition costs in connection with liquidating the collateral (i.e., the underlying security). Moreover, if bankruptcy proceedings are commenced with respect to the selling party, receipt of the value of the collateral may be delayed or substantially limited and a loss may be incurred if the collateral securing the repurchase agreement declines in value during the bankruptcy proceedings. The Funds believe that these risks are not material inasmuch as a Fund will evaluate the creditworthiness of all entities with which it proposes to enter into repurchase agreements, and will seek to assure that each such arrangement is adequately collateralized.

LENDING PORTFOLIO SECURITIES. The Small Cap Growth Fund, Equity Fund, Income Fund, International Equity Fund and Socially Responsible Fund may seek additional income by lending securities on a short-term basis to banks, brokers and dealers. A Fund may return a portion of the income earned to the borrower or a third party which is unaffiliated with the Trust and acting as a “placing broker.”

The Securities and Exchange Commission (“SEC”) currently requires that the following lending conditions must be met: (1) the Fund must receive from the borrower collateral (cash, U.S. government securities or irrevocable bank letters of credit) equal to at least 100% of the market value of the loaned securities; (2) the borrower must increase the collateral if the market value of the loaned securities rises above the level of the collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive a reasonable return on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; (6) while voting rights on the loaned securities may pass to the borrower, the Trust’s Board of Trustees must be able to terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs; and (7) at the time of making a loan, no more than one-third of the Fund’s total assets (including the value of the loan collateral) may be on loan.

Even though loans of portfolio securities are collateralized, a risk of loss of the loaned securities exists if an institution that borrows securities from a Fund fails to return the securities and access to the collateral is prevented or delayed.

REVERSE REPURCHASE AGREEMENTS AND OTHER BORROWINGS. Each Fund is authorized to borrow money and may invest in reverse repurchase agreements. If the securities held by a Fund should decline in value while borrowings are outstanding, the net asset value of the Fund’s outstanding shares will decline in value by proportionately more than the decline in value suffered by the Fund’s securities. Each Fund may borrow through reverse repurchase agreements under which a Fund sells portfolio securities to financial institutions such as banks and broker-dealers and agrees to repurchase them at a particular date and price. Reverse repurchase agreements involve the sale of money market securities held by a Fund, with an agreement to repurchase the securities at an agreed upon price, date and interest payment. If it employs reverse repurchase agreements, a Fund will use the proceeds to purchase other money market securities and instruments eligible for purchase by that Fund either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. At the time it enters into a reverse repurchase agreement, a Fund will segregate cash, U.S. government or other appropriate liquid high-grade debt securities having a value at least equal to the repurchase price. A Fund will generally utilize reverse repurchase agreements when the interest income to be earned from the investment of the proceeds of the transactions is greater than the interest expense incurred as a result of the reverse repurchase transactions. Reverse repurchase agreements involve the risk that the market value of securities purchased by the Fund with the proceeds of the transaction may decline below the repurchase price of the securities that the Fund is obligated to repurchase. As a matter of operating policy, the aggregate amount of illiquid repurchase and reverse repurchase agreements will not exceed 10% of any of the Funds’ total net assets at the time of initiation. For the Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund, reverse repurchase agreements, together with any other borrowings, will not exceed, in the aggregate, 33 1/3% of the value of their total assets. In addition, whenever borrowings exceed 5% of a Fund’s total assets, these Funds will not make any additional investments. For the Equity Fund, Balanced Fund, Income Fund and Short-Term Investment Fund, reverse repurchase agreements, together with other borrowings, will not exceed 15% of a Fund’s total assets taken at market value. If the asset coverage for such borrowings falls below 300%, these Funds will reduce, within three days, the amount of its borrowings to provide for 300% asset coverage. The Equity Fund, Balanced Fund, Income Fund and Short-Term Investment Fund will repay all borrowings before making additional investments.

HIGH-YIELD (HIGH-RISK) SECURITIES. To the extent the Income Fund can invest in high-yield (high-risk) securities, the following sections are applicable. High-yield (high-risk) securities (hereinafter referred to as “lower-quality securities”) include (i) bonds rated as low as “C” by Moody’s, S&P or by Fitch Ratings Ltd. (“Fitch”); (ii) commercial paper rated as low as “C” by S&P, “Not Prime” by Moody’s, or “Fitch 4” by Fitch; and (iii) unrated debt obligations of comparable quality. Lower-quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.

EFFECT OF INTEREST RATES AND ECONOMIC CHANGES. Interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality and comparable unrated securities may experience financial stress and may not have sufficient funds to meet their payment obligations. The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than by issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower-quality or comparable unrated security defaulted, a fund might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in a fund’s net asset value.

As previously stated, the value of a lower-quality or comparable unrated security will generally decrease in a rising interest rate market, and accordingly, so will a fund’s net asset value. If a fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of lower-quality and comparable unrated securities in the marketplace (discussed below in “Liquidity and Valuation”), a fund may be forced to liquidate these securities at a substantial discount. Any such liquidation would force a fund to sell the more liquid portion of its portfolio.

PAYMENT EXPECTATIONS. Lower-quality and comparable unrated securities typically contain redemption, call or prepayment provisions which permit the issuer of such securities containing such provisions to, at its discretion, redeem the securities. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, a fund may have to replace the securities with a lower-yielding security, which would result in a lower return for a fund.

CREDIT RATINGS. Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in lower-quality and comparable unrated obligations will be more dependent on the subadvisers’ credit analysis than would be the case with investments in investment-grade debt obligations. The subadvisers employ their own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer’s sensitivity to economic conditions, its operating history and the current trend of earnings. The subadvisers continually monitor the investments in the Income Fund’s portfolio and carefully evaluate whether to dispose of or to retain lower-quality and comparable unrated securities whose credit ratings or credit quality may have changed.

LIQUIDITY AND VALUATION. A fund may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower-quality and comparable unrated securities, there is no established retail secondary market for many of these securities. The Income Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. As a result, a fund’s net asset value and ability to dispose of particular securities, when necessary to meet a fund’s liquidity needs or in response to a specific economic event, may be impacted. The lack of a liquid secondary market for certain securities may also make it more difficult for a fund to obtain accurate market quotations for purposes of valuing the Fund’s portfolio. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perception, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-quality and comparable unrated securities, especially in a thinly traded market.

WARRANTS. Each Fund may invest in warrants. Warrants are instruments that provide the owner with the right to purchase a specified security, usually an equity security such as common stock, at a specified price (usually representing a premium over the applicable market value of the underlying equity security at the time of the warrant’s issuance) and usually during a specified period of time. While warrants may be traded, there is often no secondary market for them. Moreover, they are usually issued by the issuer of the security to which they relate. The Funds will invest in publicly traded warrants only. Warrants do not have any inherent value. To the extent that the market value of the security that may be purchased upon exercise of the warrant rises above the exercise price, the value of the warrant will tend to rise. To the extent that the exercise price equals or exceeds the market value of such security, the warrants will have little or no market value. If warrants remain unexercised at the end of the specified exercise period, they lapse and the investing Fund’s investment in them will be lost. In view of the highly speculative nature of warrants, as a matter of operating policy, the Equity Fund, International Equity Fund, Socially Responsible Fund, Income Fund and Short-Term Investment Fund will not invest more than 5% of their respective net assets in warrants.

RIGHTS OFFERINGS. The Equity Fund, International Equity Fund and Small Cap Growth Fund may participate in rights offerings, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of rights involves the risk that a Fund could lose the purchase value of a right if the right to subscribe to additional shares is not exercised prior to the rights’ expiration. Also, the purchase of rights involves the risk that the effective price paid for the right added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.

CONVERTIBLE PREFERRED STOCKS AND DEBT SECURITIES. The Equity Fund, International Equity Fund, Socially Responsible Fund, Income Fund and Short-Term Investment Fund may invest in convertible preferred stock and debt securities. Certain preferred stocks and debt securities include conversion features allowing the holder to convert securities into another specified security (usually common stock) of the same issuer at a specified conversion ratio (e.g., two shares of preferred for one share of common stock) at some specified future date or period. The market value of convertible securities generally includes a premium that reflects the conversion right. That premium may be negligible or substantial. To the extent that any preferred stock or debt security remains unconverted after the expiration of the conversion period, the market value will fall to the extent represented by that premium.

PREFERRED EQUITY REDEMPTION CUMULATIVE STOCK. The Equity Fund, International Equity Fund, Socially Responsible Fund, Income Fund and Short-Term Investment Fund may invest in preferred equity redemption cumulative stock. Preferred Equity Redemption Cumulative Stock (“PERCS”) is a form of convertible preferred stock which automatically converts into shares of common stock on a predetermined conversion date. PERCS pays a fixed annual dividend rate which is higher than the annual dividend rate of the issuing company’s common stock. However, the terms of PERCS limit an investor’s ability to participate in the appreciation of the common stock (usually capped at approximately 40%). Predetermined redemption dates and prices set by the company upon the issuance of the securities provide the mechanism for limiting the price appreciation of PERCS.

ADJUSTABLE RATE MORTGAGE SECURITIES. The Equity Fund, International Equity Fund, Socially Responsible Fund, Income Fund and Short-Term Investment Fund may invest in adjustable rate mortgage securities. Adjustable rate mortgage securities (“ARMs”) are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. ARMs eligible for inclusion in a mortgage pool generally provide for a fixed initial mortgage interest rate for either the first three, six, twelve, thirteen, thirty-six or sixty scheduled monthly payments. Thereafter, the interest rates are subject to periodic adjustment based on changes to a designated benchmark index. ARMs contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, certain ARMs provide for limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Alternatively, certain ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any such excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is utilized to reduce the then-outstanding principal balance of the ARM.

TYPES OF CREDIT ENHANCEMENT. Mortgage-backed securities and asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, these securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to seek to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from default seeks to ensure ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in a security. A Fund will not pay any additional fees for credit support, although the existence of credit support may increase the price of a security.

FOREIGN SECURITIES. The Income Fund and International Equity Fund may invest in foreign securities. Investors should recognize that investing in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in U.S. securities and which may favorably or unfavorably affect a fund’s performance. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign securities markets, while growing in volume of trading activity, have substantially less volume than the U.S. market, and securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. Similarly, volume and liquidity in most foreign bond markets is less than in the U.S. and, at times, volatility of prices can be greater than in the U.S. Fixed commissions on some foreign securities exchanges and bid-to-asked spreads in foreign bond markets are generally higher than commissions or bid-to-asked spreads on U.S. markets, although a fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed companies than in the U.S. It may be more difficult for a fund’s agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities without delivery may be required in certain foreign markets. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments which could affect U.S. investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The management of the Funds seeks to mitigate the risks associated with the foregoing considerations through continuous professional management.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Small Cap Growth Fund, Income Fund and International Equity Fund may invest in foreign currencies. The Income Fund may enter into forward foreign currency exchange contracts to the extent of 15% of the value of its total assets for hedging purposes. Forward foreign currency exchange contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of fund securities but rather allow a fund to establish a rate of exchange for a future point in time. A fund may use forward foreign currency exchange contracts to hedge against movements in the value of foreign currencies (including the “Euro” used by certain European Countries) relative to the U.S. dollar in connection with specific fund transactions or with respect to fund positions.

The Small Cap Growth Fund may enter into forward foreign currency exchange contracts when deemed advisable by its subadvisers under two circumstances. First, when entering into a contract for the purchase or sale of a security, the Fund may enter into a forward foreign currency exchange contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency. Second, when the Fund’s adviser or a subadviser anticipates that a particular foreign currency may decline relative to the U.S. dollar or other leading currencies, in order to reduce risk, the Fund may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of the Fund’s securities denominated in such foreign currency. With respect to any forward foreign currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward contracts may offer protection from losses resulting from declines in the value of a particular foreign currency, they also limit potential gains which might result from increases in the value of such currency. The Fund will also incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currencies and U.S. dollars. The Small Cap Growth Fund may also engage in proxy hedging transactions to reduce the effect of currency fluctuations on the value of existing or anticipated holdings of Fund securities. Proxy hedging is often used when the currency to which the Fund is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund’s securities are, or are expected to be, denominated, and to buy U.S. dollars. Proxy hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. In addition, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. The Fund may also cross hedge currencies by entering into forward contracts to sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have Fund exposure. In general, currency transactions are subject to risks different from those of other Fund transactions, and can result in greater losses to the Fund than would otherwise be incurred, even when the currency transactions are used for hedging purposes. Because investments in foreign securities usually will involve currencies of foreign countries and to the extent a Fund may hold foreign currencies and forward contracts, futures contracts and options on foreign currencies and foreign currency futures contracts, the value of the assets of such Fund as measured in dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. Although each Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate or exchange should the Fund desire to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into options or forward or futures contracts to purchase or sell foreign currencies.

A separate account of the Small Cap Growth Fund consisting of liquid assets equal to the amount of the Fund’s assets that could be required to consummate forward contracts entered into under the second circumstances, as set forth above, will be established with the Fund’s custodian. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Fund.

DOLLAR ROLL TRANSACTIONS. The Income Fund may engage in dollar roll transactions, which consist of the sale by the Fund to a bank or broker/dealer (the “counterparty”) of the Government National Mortgage Association (“GNMA”) certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date, at the same price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The Fund receives a fee from the counterparty as consideration for entering into a commitment to purchase. Dollar rolls may be renewed over a period of several months with a different purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which the Fund agrees to buy a security on a future date. The security sold by the Fund that is subject to repurchase at such future date may not be an existing security in the Fund’s holdings. As part of a dollar roll transaction, this is not considered to be a short sale event.

The Fund will segregate cash, U.S. government securities or other liquid assets in an amount sufficient to meet its purchase obligations under the transaction. The Fund will also maintain asset coverage of at least 300% for all outstanding firm commitments, dollar rolls and other borrowings.

Dollar rolls may be treated for purposes of the 1940 Act, as borrowings of the Fund because they involve the sale of a security coupled with an agreement to repurchase. A dollar roll involves costs to the Fund. For example, while the Fund receives a fee as consideration for agreeing to repurchase the security, the Fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by the Fund, thereby effectively charging the Fund interest on its borrowing. Further, although the Fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the Fund’s borrowing.

The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, the Fund’s right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before the Fund is able to purchase them. Similarly, the Fund may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical security to the Fund, the security that is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that the Fund’s use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

STRATEGIC TRANSACTIONS AND DERIVATIVES. The Income Fund, International Equity Fund and Socially Responsible Fund may, but are not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates and broad or specific equity or fixed-income market movements), to manage the effective maturity or duration of fixed-income securities in such Fund’s portfolio or to enhance potential gain. These strategies may be executed through the use of derivative contracts. Such strategies are generally accepted as a part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

In the course of pursuing these investment strategies, the Funds may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon; enter into various interest rate transactions such as swaps, caps, floors or collars; and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called “Strategic Transactions”). Strategic Transactions may be used without limit to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of fixed-income securities in a Fund’s portfolio or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of a Fund’s assets will be committed to Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of a Fund to utilize these Strategic Transactions successfully will depend on the subadviser’s ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes and not for speculative purposes.

Strategic Transactions, including derivative contracts, have risks associated with them, including possible default by the other party to the transaction, illiquidity and, to the extent the subadviser’s view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in a Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund’s position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

GENERAL CHARACTERISTICS OF OPTIONS. To the extent consistent with their respective investment objectives, the Income Fund, Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund may invest in options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instruments on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts.

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a Fund’s purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Fund’s purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American-style put or call option may be exercised at any time during the option period thereto. A Fund is authorized to purchase and sell exchange-listed options and over-the-counter options (“OTC options”). Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is “in-the-money” (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the underlying instrument.

A Fund’s ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options for a particular class or series of options, in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (“Counterparties”) through direct bilateral agreement with the Counterparty. In contracts to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. A Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. The Funds expect generally to enter into OTC options that have cash settlement provisions, although they are not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the subadviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC option will be satisfied. A Fund will engage in OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers” or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody’s or an equivalent rating from any nationally recognized statistical rating organization (“NRSRO”) or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the subadviser. The staff of the SEC currently takes the position that OTC options purchased by a Fund, and portfolio securities “covering” the amount of a Fund’s obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any), are illiquid, and are subject to the Fund’s limitation on investing no more than 15% of its net assets in illiquid securities.

If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio, or will increase the Fund’s income. The sale of put options can also provide income. The Funds may purchase and sell call options on securities including U.S. Treasury and agency securities, mortgage-backed securities, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by a Fund must be “covered” (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

The Funds may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities (including convertible securities) and Eurodollar instruments (whether or not they hold the above securities in their portfolios), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. The Funds will not sell put options if, as a result, more than 50% of a Fund’s assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

When a Fund purchases a put option, the premium paid by it is recorded as an asset of the Fund. When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund’s statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked to market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of sale, the mean between the last bid and asked price. If an option purchased by a Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if a Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by a Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

There are several risks associated with transactions in options on securities and indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange (“Exchange”), may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the OCC may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

GENERAL CHARACTERISTICS OF FUTURES. To the extent consistent with their respective investment objectives, the Equity Fund, Income Fund, Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund may enter into financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, for duration management and for risk management purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below.

The sale of a futures contract creates a firm obligation by a fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

The Funds’ use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires a Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark-to-market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Funds. If a Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

The Trust has filed a notice of eligibility of exclusion from the definition of the term “commodity pool operator” with the Commodity Futures Trading Commission and the National Futures Association, which regulate trading in the futures markets. The segregation requirements with respect to futures contracts and options thereon are described below.

OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES. The Funds also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

CURRENCY TRANSACTIONS. The Funds may engage in currency transactions with Counterparties in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The Funds may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody’s, respectively, or that have an equivalent rating from an NRSRO or are determined to be of equivalent credit quality by the adviser.

The Funds’ dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

The Funds will not enter into a transaction to hedge currency exposure to an extent greater, after all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross-hedging as described below.

The Funds may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a Fund has or in which a Fund expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Funds may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Fund’s portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of a Fund’s portfolio securities are or are expected to be denominated, in exchange for U.S. dollars. The amount of the commitment or option would not exceed the value of a Fund’s securities denominated in correlated currencies. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present, or may not be present during the particular time that a Fund is engaging in proxy hedging. If a Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.

RISKS OF CURRENCY TRANSACTIONS. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages and manipulations or exchange restrictions imposed by governments. These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations, and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of currency futures contracts for the purchase of most currencies must occur at a bank based in the issuing nation. The ability to establish and close out positions on options on currency futures is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

COMBINED TRANSACTIONS. The Funds may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions (“component” transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of a subadviser, it is in the best interests of a Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the subadviser’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

SWAPS, CAPS, FLOORS AND COLLARS. Among the Strategic Transactions into which the Funds may enter are interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Funds expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Funds intend to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on change in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specific index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

The Funds will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good-faith hedging purposes, the subadviser and the Funds believe such obligations do not constitute senior securities under the 1940 Act, and, accordingly, will not treat them as being subject to the 1940 Act’s borrowing restrictions. The Funds will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody’s or has an equivalent rating from an NRSRO or is determined to be of equivalent credit quality by the subadviser. If there is a default by the Counterparty, the Funds may have contractual remedies pursuant to the agreements related to the transaction.

EURODOLLAR INSTRUMENTS. The Funds may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate (“LIBOR”), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowing. The Funds might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

RISKS OF STRATEGIC TRANSACTIONS OUTSIDE THE U.S. When conducted outside the U.S., Strategic Transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by (i) other complex foreign, political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S. and (v) lower trading volume and liquidity.

USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS. Many Strategic Transactions, in addition to other requirements, require that a Fund segregate liquid, high-grade assets to the extent Fund obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid high-grade securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high-grade securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate liquid high-grade assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a Fund requires the Fund to segregate liquid high-grade assets equal to the exercise price.

Except when the Funds enter into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates a Fund to buy or sell currency will generally require the Fund to hold an amount of that currency or liquid securities denominated in that currency equal to the Fund’s obligations or to segregate liquid high-grade assets equal to the amount of the Fund’s obligation.

OTC options entered into by the Funds, including those on securities, currency, financial instruments or indices and OCC-issued and exchange listed index options, will generally provide for cash settlement. As a result, when a Fund sells these instruments, it will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non-cash-settled put, the same as an OCC-guaranteed listed option sold by a Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC-issued and exchange listed options sold by a Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, a Fund must deposit initial margin and possible daily variation margin in addition to segregating assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

With respect to swaps, a Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid high-grade securities having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund’s net obligations, if any.

Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. Each Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligations in related options and Strategic Transactions. For example, a Fund could purchase a put option if the strike price of that option is the same as or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if a Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to such time, assets equal to any remaining obligation would need to be segregated.

The Funds’ activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company. (See “Tax Matters” section).

VARIABLE AND FLOATING RATE INSTRUMENTS. The Income Fund and Small Cap Growth Fund may invest in variable and floating rate instruments. With respect to purchasable variable and floating rate instruments, the subadvisers will consider the earning power, cash flows and liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to a demand feature, will monitor their financial status to meet payment on demand. Such instruments may include variable amount demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for a Fund to dispose of a variable or floating rate note if the issuer defaulted on its payment obligation or during periods that a Fund is not entitled to exercise its demand rights, and a Fund could, for these or other reasons, suffer a loss with respect to such instruments. In determining average-weighted Fund maturity, an instrument will be deemed to have a maturity equal to either the period remaining until the next interest rate adjustment or the time a Fund involved can recover payment of principal as specified in the instrument, depending on the type of instrument involved.

MONEY MARKET OBLIGATIONS OF DOMESTIC BANKS, FOREIGN BANKS AND FOREIGN BRANCHES OF U.S. BANKS. The Short-Term Investment Fund, Income Fund and Small Cap Growth Fund may purchase bank obligations, such as certificates of deposit, bankers’ acceptances and time deposits, including instruments issued or supported by the credit of U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion.

The assets of a bank or savings institution will be deemed to include the assets of its domestic and foreign branches for purposes of a Fund’s investment policies. Investments in short-term bank obligations may include obligations of foreign banks and domestic branches of foreign banks, and also foreign branches of domestic banks.

SUB-PRIME MORTGAGE EXPOSURE. The Small Cap Growth Fund may invest in companies that may be affected by the downturn in the sub-prime mortgage lending market in the United States. Sub-prime loans, which tend to have higher interest rates, are made to borrowers who do not qualify for prime rate loans because of their low credit ratings or other factors that suggest that they have a higher probability of defaulting. The downturn in the sub-prime mortgage-lending market has had, and may continue to have, a far-reaching impact on the broader securities market, especially in the sub-prime, asset-backed and other debt related securities markets. In addition to performance issues, the reduced investor demand for sub-prime, asset-backed and other debt related securities as a result of the downturn has created liquidity and valuation issues for these securities. The Small Cap Growth Fund’s investments related to or impacted by the downturn in the sub-prime mortgage lending market may cause the overall value of the Small Cap Growth Fund to decrease.

MORTGAGE-BACKED SECURITIES. The Small Cap Growth Fund and Income Fund may invest in mortgage-backed securities. Mortgage-backed securities represent interests in pools of mortgage loans made by lenders such as commercial banks and savings and loan institutions. Pools of mortgage loans are assembled for sale to investors by various government-related organizations. There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-backed securities and among the securities that they issue.

Mortgage-backed securities guaranteed by the GNMA include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”) which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by the Federal National Mortgage Association (“FNMA”) include FNMA-guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”) which are solely the obligations of the FNMA, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. Mortgage-backed securities issued by the Federal Home Loan Mortgage Corporation (“FHLMC”) include FHLMC Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

Mortgage-backed securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. Since prepayment rates vary widely, it is not possible to accurately predict the average maturity of a particular mortgage-backed pool; however, statistics published by the Federal Housing Authority indicate that the average life of mortgages with 25- to 30-year maturities (the type of mortgages backing the vast majority of mortgage-backed securities) is approximately 12 years. Mortgage-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.

COLLATERALIZED MORTGAGE OBLIGATIONS (“CMOS”) AND MULTICLASS PASS-THROUGH SECURITIES. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by GNMA, FNMA or FHLMC Certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (“Mortgage Assets”). Multiclass pass-through securities are equity interests held in a trust composed of Mortgage Assets. Payments of principal and of interest on the Mortgage Assets, and any reinvestment income thereon, provide the capital to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrued on all classes of CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to the individual class than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow to a particular CMO the lower the anticipated yield will be on that class at the time of issuance relative to prevailing market yields on mortgage-backed securities.

The Income Fund may invest in, among other things, parallel pay CMOs and Planned Amortization Class CMOs (“PAC Bonds”). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds always are parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

ASSET-BACKED SECURITIES. The Small Cap Growth Fund and Income Fund may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. Through the use of trusts and special purpose corporations, various types of assets, primarily automobile and credit card receivables, are pooled and securitized. Asset-backed securities generally do not have the benefit of the same security interest in the related collateral as is the case with mortgage-backed securities. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, the security interest in the underlying automobiles is often not transferred when the pool is created, with the resulting possibility that the collateral could be resold. In general, these types of loans are of shorter average life than mortgage loans and are less likely to have substantial prepayments.

In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage-related securities. Like other fixed-income securities, when interest rates rise, the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities.

U.S. GOVERNMENT OBLIGATIONS. Each Fund may invest in U.S. government obligations. U.S. government obligations are direct obligations of the U.S. government and are supported by the full faith and credit of the U.S. government. U.S. government agency securities are issued or guaranteed by U.S. government-sponsored enterprises and federal agencies. Some of these securities are backed by the full faith and credit of the U.S. government; others are backed by the agency’s right to borrow a specified amount from the U.S. Treasury; and still others, while not guaranteed directly or indirectly by the U.S. government, are backed with collateral in the form of cash, Treasury securities or debt instruments that the lending institution has acquired through its lending activities. Examples of the types of U.S. government obligations which the Funds may hold include U.S. Treasury bills, Treasury instruments and Treasury bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, the Farmers Home Administration, the Export-Import Bank of the United States, the Small Business Administration, FNMA, GNMA, the General Services Administration, the Student Loan Marketing Association, the Central Bank for Cooperatives, FHLMC, the Federal Intermediate Credit Banks, the Maritime Administration, the International Bank of Reconstruction and Development (the “World Bank”), the Asian-American Development Bank and the Inter-American Development Bank.

SUPRANATIONAL ORGANIZATION OBLIGATIONS. The Small Cap Growth Fund and Socially Responsible Fund may purchase debt securities of supranational organizations such as the European Coal and Steel Community, the European Economic Community and the World Bank, which are chartered to promote economic development.

LEASE OBLIGATIONS. The Small Cap Growth Fund may hold participation certificates in a lease, an installment purchase contract or a conditional sales contract (“Lease Obligations”). The subadviser will monitor the credit standing of each municipal borrower and each entity providing credit support and/or a put option relating to lease obligations. In determining whether a lease obligation is liquid, the subadviser will consider, among other factors, the following: (i) whether the lease may be canceled; (ii) the degree of assurance that assets represented by the lease could be sold; (iii) the strength of the lessee’s general credit (e.g., its debt, administrative, economic, and financial characteristics); (iv) the likelihood that the municipality would discontinue appropriating funding for the lease property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an “event of nonappropriation”); (v) legal recourse in the event of failure to appropriate; (vi) whether the security is backed by a credit enhancement such as insurance; and (vii) any limitations which are imposed on the lease obligor’s ability to utilize substitute property or services other than those covered by the lease obligation.

Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment. The ability of issuers of municipal leases to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to the Fund, and could result in a reduction in the value of the municipal lease experiencing non-payment and a potential decrease in the net asset value of the Fund. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Fund could experience delays and limitations with respect to the collection of principal and interest on such municipal leases and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in lease payments, the Fund might take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses and adversely affect the net asset value of the Fund. When the lease contains a non-appropriation clause, however, the failure to pay would not be a default and the Fund would not have the right to take possession of the assets. Any income derived from the Fund’s ownership or operation of such assets may not be tax-exempt. In addition, the Fund’s intention to qualify as a “regulated investment company” under the Code, may limit the extent to which the Fund may exercise its rights by taking possession of such assets, because as a regulated investment company the Fund is subject to certain limitations on its investments and on the nature of its income.

COMMERCIAL PAPER. The Equity Fund, Small Cap Growth Fund, Socially Responsible Fund, Income Fund and Short-Term Investment Fund may purchase commercial paper rated (at the time of purchase) A-1 by S&P or Prime-1 by Moody’s or, when deemed advisable by the Fund’s adviser or subadviser, “high quality” issues rated A-2 or Prime-2 by S&P or Moody’s, respectively. These ratings are described in Appendix A.

Commercial paper purchasable by the Funds includes “Section 4(2) paper,” a term that includes debt obligations issued in reliance on the “private placement” exemption from registration afforded by Section 4(2) of the 1933 Act. Section 4(2) paper is restricted as to disposition under the federal securities laws, and is frequently sold (and resold) to institutional investors such as the Fund through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thereby providing liquidity. Certain transactions in Section 4(2) paper may qualify for the registration exemption provided in Rule 144A under the 1933 Act.

INVESTMENT GRADE DEBT OBLIGATIONS. The Equity Fund, Income Fund and Short-Term Investment Fund may invest in “investment grade securities,” which are securities rated in the four highest rating categories of an NRSRO. It should be noted that debt obligations rated in the lowest of the top four ratings (i.e., Baa by Moody’s or BBB by S&P) are considered to have some speculative characteristics and are more sensitive to economic change than higher rated securities. See Appendix A to this SAI for a description of applicable securities ratings.

WHEN-ISSUED PURCHASE AND FORWARD COMMITMENTS. The Equity Fund, Small Cap Growth Fund, International Equity Fund, Socially Responsible Fund and Income Fund may enter into “when-issued” and “forward” commitments, including, for the Small Cap Growth Fund only, TBA purchase commitments, to purchase or sell securities at a fixed price at a future date. When a Fund agrees to purchase securities on this basis, liquid assets equal to the amount of the commitment will be set aside in a separate account. Normally Fund securities to satisfy a purchase commitment will be set aside, and in such a case a Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund’s commitments. It may be expected that the market value of a Fund’s net assets will fluctuate to a greater degree when it sets aside Fund securities to cover such purchase commitments than when it sets aside cash. Because a Fund’s liquidity and ability to manage its portfolio might be affected when it sets aside cash or Fund securities to cover such purchase commitments, each Fund expects that its forward commitments and commitments to purchase when-issued or, in the case of the Small Cap Growth Fund, TBA securities will not exceed 25% of the value of its total assets absent unusual market conditions.

If deemed advisable as a matter of investment strategy, a Fund may dispose of or renegotiate a commitment after it has been entered into and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases, a Fund may realize a taxable capital gain or loss. When a Fund engages in when-issued, TBA or forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in a Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous. The market value of the securities underlying a commitment to purchase securities, and any subsequent fluctuations in their market value, is taken into account when determining the market value of each Fund starting on the day the Fund agrees to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

STAND-BY COMMITMENTS. The Small Cap Growth Fund may invest in stand-by commitments. Under a stand-by commitment for a Municipal Obligation, a dealer agrees to purchase at the Fund’s option a specified Municipal Obligation at a specified price. Stand-by commitments for Municipal Obligations may be exercisable by the Fund at any time before the maturity of the underlying Municipal Obligations and may be sold, transferred or assigned only with the instruments involved. It is expected that such stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Fund may pay for such a stand-by commitment either separately in cash or by paying a higher price for Municipal Obligations which are acquired subject to the commitment for Municipal Obligations (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments for Municipal Obligations held by the Fund will not exceed 1/2 of 1% of the value of the Fund’s total assets calculated immediately after each stand-by commitment is acquired.

Stand-by commitments will only be entered into with dealers, banks and broker-dealers which, in a subadviser’s opinion, present minimal credit risks. The Fund will acquire stand-by commitments solely to facilitate Fund liquidity and not to exercise its rights thereunder for trading purposes. Stand-by commitments will be valued at zero in determining net asset value. Accordingly, where the Fund pays directly or indirectly for a stand-by commitment, its cost will be reflected as an unrealized loss for the period during which the commitment is held by the Fund and will be reflected as a realized gain or loss when the commitment is exercised or expires.

STANDARD & POOR’S DEPOSITORY RECEIPTS (SPDRs). The Socially Responsible Fund may, consistent with its investment objectives, purchase SPDRs. SPDRs are securities that are currently traded on the American Stock Exchange and represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500 Index. The trust is a regulated investment company that is sponsored by a subsidiary of the American Stock Exchange. SPDRs may be used for several reasons, including but not limited to facilitating the handling of cash flows, trading or reducing costs.

INVESTMENT COMPANIES. In connection with the management of its daily cash position, the Funds may invest in securities issued by other investment companies which invest in short-term debt securities and which seek to maintain a $1.00 net asset value per share. The International Equity Fund may purchase shares of investment companies investing primarily in foreign securities, including so-called “country funds.” Country funds have portfolios consisting exclusively of securities of issuers located in one foreign country. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the expenses the Fund bears directly in connection with its own operations.

Rule 12d1-1, under the 1940 Act, permits a fund to invest an unlimited amount of its uninvested cash in a money market fund so long as such investment is consistent with the fund’s investment objectives and policies. As a shareholder in an investment company, a fund would bear its pro rata portion of the investment company’s expenses, including advisory fees, in addition to its own expenses.

MANAGEMENT OF THE FUNDS

A listing of the Trustees and officers of the Trust, their ages and their principal occupations for the past five years is presented below. The address of each Trustee and officer is 1299 Ocean Avenue, Suite 700, Santa Monica, California 90401.

NON-INTERESTED TRUSTEES

NAME AND AGE	POSITION(S) HELD WITH FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED(1)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR(2)	OTHER DIRECTORSHIPS HELD BY DIRECTOR
Roger A. Formisano, 59	Trustee	Since 2002	Vice President, University Medical Foundation, 2006-Present; formerly Director, The Center for Leadership and Applied Business; UW-Madison School of Business; Principal, R.A. Formisano & Company, LLC.	21	Integrity Mutual Insurance Company; Wilshire Mutual Funds, Inc. (7 portfolios)

Richard A. Holt, 67(3)	Trustee	Since 1998	Retired; formerly Senior Relationship Manager, Scudder Insurance Asset Management	21	Wilshire Mutual Funds, Inc. (7 portfolios)

Suanne K. Luhn, 53	Trustee	Since 2008	Retired; formerly Chief Compliance Officer, Bahl & Gaynor (investment adviser) (1990 to 2006)	21	Wilshire Mutual Funds, Inc. (7 portfolios)

Harriet A. Russell, 66	Trustee	Since 1996; Trustee of Predecessor Funds from 1974 to 1983 and 1992 to 1996	President, Greater Cincinnati Credit Union; formerly Vice President, Cincinnati Board of Education; formerly teacher, Walnut Hills High School	21	Greater Cincinnati Credit Union Board; Wilshire Mutual Funds, Inc. (7 portfolios)

George J. Zock, 57	Trustee, Chairman of the Board	Since 1996; Trustee of Predecessor Funds from 1995 to 1996	Independent consultant; formerly consultant, Horace Mann Service Corporation (2004 to 2005); Formerly Executive Vice President, Horace Mann Life Insurance Company and Horace Mann Service Corporation (1997 to 2003)	21	Wilshire Mutual Funds, Inc. (7 portfolios)

INTERESTED TRUSTEE AND OFFICERS

NAME AND AGE	POSITION(S) HELD WITH FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED(1)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR(2)	OTHER DIRECTORSHIPS HELD BY DIRECTOR
Lawrence E. Davanzo, 55(4)	Trustee, President	Since 2005	President, Wilshire Associates Incorporated (October 2007-Present); Senior Managing Director, Wilshire Associates Incorporated (October 2004 to October 2007); Managing Director, Guggenheim Partners (August 2004 to October 2004); Independent Investor (August 2001 to August 2004); President, Investor Force Securities (February 2000 to August 2001); Managing Director and Founder, Asset Strategy Consultants (investment consulting firm) (February 1991 to February 2000)	21	Wilshire Associates Incorporated; Wilshire Mutual Funds, Inc. (7 portfolios)

Danny S. Kang, CPA, 40	Treasurer	Since 2007	Vice President, Wilshire Associates Incorporated (since 2007); Senior Vice President, Countrywide (2004 to 2007)	N/A	N/A

Helen Thompson, 40	Chief Compliance Officer and Secretary	Since 2004	Managing Director, Wilshire Associates Incorporated (since 2003); Associate Director, First Quadrant, L.P. (2001 to 2003); Chief Investment Accountant, Financial Controller, Company Secretary, Associate Director, Compliance Officer (1996 to 2003), First Quadrant Limited	N/A	N/A

(1)    Each Trustee serves until the next shareholders’ meeting (and until the election and qualification of a successor), or until death, resignation, removal (as provided in the Trust’s Declaration of Trust) or retirement which takes effect no later that the May 1 following his or her 70th birthday. Officers are elected by the Board of Trustees on an annual basis to serve until their successors are elected and qualified.

(2)    The “Fund Complex” consists of all registered investment companies for which the Adviser serves as investment adviser, including the seven series of Wilshire Mutual Funds, Inc.

(3)	Mr. Holt employs AllianceBernstein, subadviser to the Equity Fund and the Socially Responsible Fund, to manage assets that he controls.
(4)	Mr. Davanzo is an interested Trustee of the Trust due to his position with the Adviser.

BOARD OF TRUSTEES

Under the Trust’s Declaration of Trust and the laws of the State of Delaware, the Board of Trustees is responsible for managing the Trust’s business and affairs. The Board is currently comprised of six trustees, five of whom are classified under the 1940 Act as “non-interested” persons of the Trust and are often referred to as “independent trustees.” The Board has five standing committees—an Audit Committee, a Nominating Committee, a Valuation Committee, an Investment Committee and a Contract Review Committee.

The Audit Committee monitors the Trust’s accounting policies, financial reporting and internal control systems, as well as the work of the independent auditors. The Audit Committee held three meetings in 2007. The current members of the Audit Committee, all of whom are independent trustees, include Messrs. Formisano (Chairman) and Zock.

The Nominating Committee is primarily responsible for the identification and recommendation of individuals for Board membership. The Nominating Committee held four meetings in 2007. The current members of the Nominating Committee, all of whom are independent trustees, include Messrs. Zock (Chairman) and Formisano and Ms. Luhn. Pursuant to the Trust’s Governance Procedures, shareholders may submit suggestions for Board Candidates to the Nominating Committee, which will evaluate candidates for Board membership by forwarding their correspondence by U.S. mail or courier service to the Trust’s Secretary for the attention of the Chair of the Nominating Committee.

The Valuation Committee oversees the activities of the Pricing Committee and fair values Fund securities. The Valuation Committee held three meetings in 2007. The current members of the Valuation Committee, all of whom are independent trustees (except for Mr. Davanzo), include Messrs. Davanzo (Chairman) and Holt and Ms. Russell. Messrs. Formisano and Zock and Ms. Luhn serve as alternates.

The Investment Committee monitors the investment performance of the Funds and the performance of the Adviser and subadvisers. The Investment Committee held four meetings in 2007. The current members of the Investment Committee, all of whom are independent trustees, include Mr. Holt (Chairman) and Mses. Luhn and Russell.

The Contract Review Committee coordinates the process by which the Board considers the continuance of the investment management and subadvisory agreements, the distribution agreement and the Rule 12b-1 distribution plan. The Contract Review Committee held three meetings in 2007. The current members of the Contract Review Committee, all of whom are independent trustees, include Mses. Russell (Chairperson) and Luhn and Messrs. Formisano, Holt and Zock.

The officers of the Trust receive remuneration from the Adviser. The Trust does not pay any remuneration to its officers with the exception of the Trust’s chief compliance officer (“CCO”). The Trust and the Wilshire Mutual Funds, Inc. each pay a portion of the CCO’s compensation, and the Adviser pays the remainder of such compensation. Effective April 1, 2008, the Trust and Wilshire Mutual Funds, Inc. together pay each independent trustee an annual Board member retainer of $14,000, an annual additional Board chair retainer of $12,000, a Board in person meeting fee of $1,500, a Board telephonic meeting fee of $1,000, an annual Committee member retainer of $4,000, an annual Committee chairperson retainer of $8,000 in lieu of the Committee member retainer of $4,000, and a Committee telephonic meeting fee of $500. Prior to April 1, 2008, the Trust and the Wilshire Mutual Funds, Inc. together paid each independent trustee an annual Board member retainer of $10,000, an annual additional Board chair retainer of $16,000, a Board meeting fee of $1,500, a telephonic meeting fee of $1,000, an annual Committee member retainer of $4,000, an annual Committee chair retainer of $8,000 in lieu of the $4,000 Committee member retainer, and a Committee telephonic meeting fee of $500.

COMPENSATION TABLE

The following table sets forth the compensation earned from the Trust for the fiscal year ended December 31, 2007 by the independent trustees. Ms. Luhn became an independent trustee on February 1, 2008 and therefore, received no compensation for the fiscal year ended December 31, 2007.

Trustee	Aggregate Compensation From the Trust	Pension Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Trust*
Roger A Formisano	$12,459	N/A	N/A	$27,000
Richard A. Holt	12,459	N/A	N/A	27,000
Harriet A. Russell	10,385	N/A	N/A	27,000
George J. Zock	20,752	N/A	N/A	43,000

*	This is the total amount compensated to the Trustee for his or her service on the Trust’s Board and the board of any other investment company in the fund complex. “Fund Complex” means two or more registered investment companies that hold themselves out as related companies for purposes of investment and investor services, or have a common investment adviser or are advised by affiliated investment advisers.

TRUSTEES’ HOLDINGS OF FUND SHARES The following table sets forth, for each trustee, the dollar range of shares owned in each Fund as of December 31, 2007, as well as the aggregate dollar range of shares in the Trust as of the same date. Values in the table are as of December 31, 2007.

	INTERESTED TRUSTEE	NON-INTERESTED TRUSTEES
Name of Fund	Lawrence E. Davanzo	Roger A. Formisano	Richard A. Holt	Suanne K. Luhn	Harriet A. Russell	George J. Zock
Equity Fund	None	None	None	None	None	None
Balanced Fund	None	None	None	None	None	None
Income Fund	None	None	None	None	None	None
Short-Term Investment Fund	None	None	None	None	None	None
Small Cap Growth Fund	None	None	None	None	None	None
International Equity Fund	None	None	None	None	None	None
Socially Responsible Fund	None	None	None	None	None	None
2010 Aggressive Fund	None	None	None	None	None	None
2010 Moderate Fund	None	None	None	None	None	None
2010 Conservative Fund	None	None	None	None	None	None
2015 Moderate Fund	None	None	None	None	None	None
2025 Moderate Fund	None	None	None	None	None	None
2035 Moderate Fund	None	None	None	None	None	None
2045 Moderate Fund	None	None	None	None	None	None

As of April 1, 2008, the Trustees and officers of the Trust held in the aggregate directly and beneficially less than 1% of the outstanding shares of the Equity Fund. Trustees and officers do not directly own any shares of the Balanced Fund, Income Fund, Short-Term Fund, Small Cap Growth Fund, International Equity Fund, Socially Responsible Fund, 2010 Aggressive Fund, 2010 Moderate Fund, 2010 Conservative Fund, 2015 Moderate Fund, 2025 Moderate Fund, 2035 Moderate Fund or 2045 Moderate Fund; however, they may invest indirectly in the Funds through annuity contracts issued by insurance companies of which no one person beneficially owns more than 1%.

INVESTMENT ADVISORY AGREEMENTS

INVESTMENT ADVISORY AGREEMENTS. As stated in the prospectus, the Trust employs the Adviser to manage the investment and reinvestment of the assets of the Equity Fund, Balanced Fund, Income Fund, Short-Term Investment Fund, Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund and to continuously review, supervise and administer the Funds’ investment programs under an Investment Advisory Agreement dated March 1, 1999, as amended September 30, 2004. The Trust employs the Adviser to manage the investment and reinvestment of the assets of the Target Maturity Funds and to continuously review, supervise and administer the Target Maturity Funds under an Investment Advisory Agreement dated April 28, 2006. The Adviser is controlled by Dennis A. Tito who beneficially owns a majority of the outstanding shares of the Adviser. The Adviser’s duties under the Investment Advisory Agreements include recommending to the Board of Trustees one or more unaffiliated subadvisers to provide a continuous investment program for each Fund or a portion of such Fund’s assets designated from time to time by the Adviser, including investment, research, and management with respect to all securities and investments and cash equivalents for the Fund or a designated portion of such Fund’s assets. The Adviser also reviews, monitors and reports to the Board of Trustees regarding the performance and investment procedures of each subadviser and assists and consults with each subadviser in connection with the Fund’s continuous investment program. In addition, the Adviser maintains books and records with respect to its services under the Investment Advisory Agreements and furnishes the Board of Trustees with such periodic and special reports as the Board may request.

The Adviser selects subadvisers based on a continuing quantitative and qualitative evaluation of their skills and proven abilities in managing assets pursuant to a particular investment style. Short-term performance is not by itself a significant factor in selecting or terminating subadvisers, and therefore the Adviser does not anticipate frequent changes in the subadvisers. These subadvisers have been selected upon the basis of a due diligence process which focuses upon, but is not limited to, the subadvisers’ philosophy and process, people and organization, resources and performance.

The Adviser monitors the performance of each subadviser of the Funds and, to the extent it deems appropriate to achieve the Funds’ investment objective, reallocates assets among individual subadvisers or recommends that the Funds employ or terminate particular subadvisers.

Each subadviser’s fees will be paid by the Adviser out of the advisory fees that it receives from each of the Funds. Fees paid to a subadviser of a Fund with multiple subadvisers will depend upon the fee rate negotiated with the Adviser and upon the percentage of the Fund’s assets allocated to that subadviser by the Adviser, which may vary from time to time. Thus, the basis for fees paid to any such subadviser will not be constant, and the relative amounts of fees paid to the various subadvisers of a Fund will fluctuate. These internal fluctuations, however, will not affect the total advisory fees paid by a Fund, which will remain fixed based on the terms described below. The Adviser may, however, determine in its discretion to waive a portion of its fee if internal fluctuations in the fee to be paid to the subadvisers results in excess profit to the Adviser. Because the Adviser will pay each subadviser’s fees out of its own fees from the Funds, there will not be any “duplication” of advisory fees paid by the Funds.

The Investment Advisory Agreements continue in effect for each Fund from year to year for so long as its continuation is approved at least annually (a) by a majority of the trustees who are not parties to such agreement or interested persons of any such party except in their capacity as trustees of the Fund and (b) by the shareholders of the Fund or the Board of Trustees. An agreement may be terminated at any time upon 60 days notice by either party; the Trust may so terminate an agreement either by vote of the Board of Trustees or by a majority vote of the outstanding voting shares of the subject Fund if the Adviser were determined to have breached the agreement. Each agreement terminates automatically upon assignment.

For the services provided and the expenses assumed pursuant to the Investment Advisory Agreements, the Adviser receives a fee based on each Fund’s average daily net assets, computed daily and payable monthly, at the following annual rates:

FUND	RATE ON THE FIRST $1 BILLION OF FUND ASSETS		RATE ON FUND ASSETS IN EXCESS OF $1 BILLION
Equity Fund	0.700%		0.600%
Balanced Fund	0.550	%*	0.450%
Income Fund	0.550%		0.450%
Short-Term Investment Fund	0.275%		0.175%
Small Cap Growth Fund	1.150%		1.150%
International Equity Fund	1.000%		0.900%
Socially Responsible Fund	0.850%		0.750%
2010 Aggressive Fund	0.35	%*	0.35%
2010 Moderate Fund	0.35	%*	0.35%
2010 Conservative Fund	0.35	%*	0.35%
2015 Moderate Fund	0.35	%*	0.35%
2025 Moderate Fund	0.35	%*	0.35%
2035 Moderate Fund	0.35	%*	0.35%
2045 Moderate Fund	0.35	%*	0.35%

*	As discussed in the prospectuses, the Balanced Fund and Target Maturity Funds operate under a fund of funds structure, primarily investing in shares of the Underlying Funds. The Adviser will only receive directly from the Balanced Fund and Target Maturity Funds a fee based on the average daily net assets of the Balanced Fund and Target Maturity Funds that are not invested in the Underlying Funds.

For the Target Maturity Funds, Wilshire has contractually agreed to waive advisory fees and/or reimburse expenses through April 30, 2009, so that the Total Annual Operating Expenses for this period will not exceed 0.50% (the “Expense Limitation”). Each Target Maturity Fund, for a period not to exceed three (3) years from commencement of operations, will repay Wilshire any expenses in excess of the Expense Limitation, provided the Target Maturity Fund is able to effect such reimbursement and remain in compliance with the Expense Limitation. For the fiscal year ended December 31, 2007, Wilshire voluntarily waived its entire management fee and reimbursed the Short-Term Investment Fund for all expenses except Trustees’ fees and custodian expenses.

For the fiscal years ended December 31, 2005, 2006 and 2007, the advisory fees for each Fund payable to the Adviser, the reductions attributable to contractual and voluntary fee waivers, the net fees paid with respect to the Funds, and the corresponding percentages of net assets (net of waivers) were as follows:

2005

Fund	Advisory Fee Payable	Reduction in Fee	Net Fee Paid	% of Average Net Assets
Equity Fund	$2,822,407	$251,903	$2,570,504	0.50%
Balanced Fund	$0	$0	$0	0.00%
Income Fund	$704,299	$50,879	$653,420	0.51%
Short-Term Investment Fund	$8,878	$31,176	$(22,298)	0.00%
Small Cap Growth Fund	$599,057	$26,169	$572,888	1.10%
International Equity Fund	$396,943	$30,872	$366,071	0.92%
Socially Responsible Fund	$665,770	$170,469	$495,301	0.63%

2006

Fund	Advisory Fee Payable	Reduction in Fee	Net Fee Paid		% of Average Net Assets
Equity Fund	$3,114,150	$161,663	$2,952,487		0.58%
Balanced Fund	$0	$36,506	$(36,506)		0.00%
Income Fund	$700,899	$39,052	$661,847		0.52%
Short-Term Investment Fund	$10,247	$42,666	$(32,419)		0.00%
Small Cap Growth Fund	$619,622	$85,256	$534,366		0.99%
International Equity Fund	$456,449	$76,115	$380,334		0.83%
Socially Responsible Fund	$717,478	$76,841	$640,637		0.76%
2010 Aggressive Fund	$144	$25,270	$(25,126	)*	0.00%
2010 Moderate Fund	$226	$25,101	$(24,875	)*	0.00%
2010 Conservative Fund	$423	$25,055	$(24,632	)*	0.00%
2015 Moderate Fund	$1,546	$24,725	$(23,179	)*	0.00%
2025 Moderate Fund	$1,043	$24,989	$(23,946	)*	0.00%
2035 Moderate Fund	$210	$25,168	$(24,958	)*	0.00%
2045 Moderate Fund	$179	$25,023	$(24,844	)*	0.00%

2007

Fund	Advisory Fee Payable	Reduction in Fee	Net Fee Paid		% of Average Net Assets
Equity Fund	$3,675,870	$16,533	$3,659,337		0.70%
Balanced Fund	$0	$0	$0		0.00%
Income Fund	$713,309	$84,020	$629,289		0.49%
Short-Term Investment Fund	$17,324	$62,661	$(45,337)		0.00%
Small Cap Growth Fund	$665,332	$44,316	$621,016		0.85%
International Equity Fund	$557,262	$1,663	$555,599		0.80%
Socially Responsible Fund	$782,818	$13,567	$769,251		0.83%
2010 Aggressive Fund	$1,894	$42,825	$(40,931	)*	0.00%
2010 Moderate Fund	$5,026	$41,652	$(36,626	)*	0.00%
2010 Conservative Fund	$2,899	$42,268	$(39,369	)*	0.00%
2015 Moderate Fund	$17,048	$38,388	$(21,340	)*	0.00%
2025 Moderate Fund	$12,491	$40,544	$(28,053	)*	0.00%
2035 Moderate Fund	$5,597	$42,924	$(37,327	)*	0.00%
2045 Moderate Fund	$3,113	$43,073	$(39,960	)*	0.00%

*	Reduction in fee for the Target Maturity Funds includes contractual waivers of management fees and reimbursement of expenses so that total annual operating expenses for each Target Maturity Fund would not exceed 0.50%.

The aggregate subadvisory fees paid by Wilshire with respect to each Fund, and the corresponding percentage of net assets for the fiscal years ended December 31, 2005, 2006 and 2007 were as follows:

2005

Fund	Aggregate Sub- Advisory Fee Paid	% of Average Net Assets
Equity Fund	$1,100,125	0.21%
Balanced Fund	$0	0.00%
Income Fund	$288,054	0.22%
Short-Term Investment Fund	$4,046	0.12%
Small Cap Growth Fund	$429,889	0.83%
International Equity Fund	$258,247	0.65%
Socially Responsible Fund	$274,121	0.35%

2006

Fund	Aggregate Sub- Advisory Fee Paid	% of Average Net Assets
Equity Fund	$1,311,486	0.26%
Balanced Fund	$0	0.00%
Income Fund	$285,619	0.23%
Short-Term Investment Fund	$4,658	0.12%
Small Cap Growth Fund	$364,440	0.68%
International Equity Fund	$240,391	0.53%
Socially Responsible Fund	$295,420	0.35%

2007

Fund	Aggregate Sub- Advisory Fee Paid	% of Average Net Assets
Equity Fund	$1,768,084	0.34%
Balanced Fund	$0	0.00%
Income Fund	$268,056	0.21%
Short-Term Investment Fund	$7,874	0.12%
Small Cap Growth Fund	$308,575	0.53%
International Equity Fund	$166,935	0.30%
Socially Responsible Fund	$322,337	0.35%

SUBADVISERS. Each of the Investment Sub-Advisory Agreements provides that neither the subadviser nor any of its directors, officers, stockholders, agents or employees shall have any liability to a Fund or any shareholder of the Fund for any error of judgment, mistake of law, or any loss arising out of any investment, or for any other act or omission in the performance by the subadviser of its duties under the Investment Sub-Advisory Agreement except for liability resulting from willful misfeasance, bad faith, or negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Investment Sub-Advisory Agreement. Each of the Investment Sub-Advisory Agreements continues for the same term as the Investment Advisory Agreement and is subject to the same requirements for renewal. Due to their fund of funds structure, the Balanced Fund and Target Maturity Funds do not have subadvisers.

For the services provided pursuant to the Investment Sub-Advisory Agreements, the Adviser pays the subadvisers a fee based on each Fund’s average daily net assets, computed daily and payable monthly, at the following annual rates:

FUND	RATE
Equity Fund	0.22%-0.80% on the first $25 million
0.22%-0.50% on the next $75 million
0.22%-0.40% on the next $200 million
0.22%-0.35% on the balance
Income Fund	0.20%
Short-Term Investment Fund	0.125% on the first $100 million
0.100% on the next $100 million
0.075% on the balance
Small Cap Growth Fund	0.07%-0.80% on the first $50 million
0.05%-0.80% on the next $50 million
0.02%-0.80% above $100 million
International Equity Fund	0.15%-0.65% on the first $50 million
0.15%-0.60% on the next $50 million
0.15%-0.50% on the balance
Socially Responsible Fund	0.35%

The following information supplements the information regarding certain subadvisers in the Funds’ prospectuses:

AllianceBernstein – Equity and Socially Responsible Funds

AllianceBernstein is a Delaware limited partnership of which Alliance Capital Management Corporation (“ACMC”), an indirect wholly-owned subsidiary of AXA Financial, Inc. (“AXA Financial”), is the general partner. At December 31, 2007, AllianceBernstein Holding L.P. (“Holding”) owned approximately 33.4% of the issued and outstanding AllianceBernstein Units. AXA Financial was the beneficial owner of approximately 62.8% of the AllianceBernstein Units at December 31, 2007 (including those held indirectly through its ownership of approximately 1.7% of the issued and outstanding Holding Units) which, including the general partnership interests in AllianceBernstein and Holding, represent an approximate 63.2% economic interest in AllianceBernstein. AXA Financial is a wholly-owned subsidiary of AXA, one of the largest global financial services organizations. Marilyn G. Fedak John Phillips and Chris Marx, portfolio managers of the Socially Responsible Fund and AllianceBernstein’s portion of the Equity Fund are primarily responsible for the day-to-day management of other registered investment companies, other pooled investment vehicles and other advisory accounts. As of December 31, 2007, information on these other accounts is as follows:

Marilyn G. Fedak

Type of Accounts	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based (in millions)
Registered Investment Companies:	150	$89,871	3	$12,345
Other Pooled Investment Vehicles:	139	$34,433	5	$762
Other Advisory Accounts:	44,668	$181,312	103	$17,446

John Phillips

Type of Accounts	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based (in millions)
Registered Investment Companies:	31	$33,082	1	$6,706
Other Pooled Investment Vehicles:	19	$3,505	0	$0
Other Advisory Accounts:	43,884	$53,720	12	$2,543

Chris Marx

Type of Accounts	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based (in millions)
Registered Investment Companies:	31	$33,082	1	$6,706
Other Pooled Investment Vehicles:	19	$3,505	0	$0
Other Advisory Accounts:	43,884	$53,720	12	$2,543

Joseph Elegante

Type of Accounts	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based (in millions)
Registered Investment Companies:	14	$10,147	1	$50
Other Pooled Investment Vehicles:	18	$1,275	0	$0
Other Advisory Accounts:	39,276	$35,456	10	$1,934

As an investment adviser and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty. AllianceBernstein recognizes that conflicts of interest are inherent in its business and accordingly have developed policies, procedures and disclosures reasonably designed to detect, manage and mitigate the effects of potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including the Socially Responsible Fund and AllianceBernstein’s portion of the Equity Fund and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight to help ensure that all clients are treated equitably. As stated in these conflicts-related policies, AllianceBernstein places the interests of its clients first and expects all of its employees to live up to its fiduciary duty.

AllianceBernstein has policies to avoid conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities also owned by, or bought or sold for clients. AllianceBernstein permits its employees to engage in personal securities transactions. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent such conflicts of interest.

The AllianceBernstein investment professional teams for the Socially Responsible Fund and its portion of the Equity Fund have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Potential conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. Accordingly, AllianceBernstein has compliance policies and oversight to manage these conflicts.

In addition, the investment professionals may have to decide how to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as cash position, tax status, risk tolerance and investment restrictions or for other reasons. Potential conflicts of interest may also occur where AllianceBernstein would have an incentive, such as a performance-based management fee, relating to an account. An investment professional may devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to the account for which AllianceBernstein could share in investment gains. As referenced above, AllianceBernstein has procedures designed to ensure that information relevant to investment decisions are disseminated fairly and investment opportunities are allocated equitably among different clients.

AllianceBernstein’s compensation program for investment professionals (which include portfolio managers and research analysts) is designed to be competitive and appropriate to attract and retain the highest caliber employees. Compensation of investment professionals primarily reflects their ability to generate long-term investment success for AllianceBernstein’s clients.

Investment professionals are compensated on an annual basis through a combination of the following: (i) fixed base salary; (ii) discretionary incentive compensation in the form of an annual cash bonus; (iii) discretionary incentive compensation in the form of awards under AllianceBernstein’s Partners Compensation Plan (“deferred awards”) and (iv) discretionary long-term incentive compensation in the form of restricted unit grants. Investment professionals also receive contributions under AllianceBernstein’s Profit Sharing/401(k) Plan. AllianceBernstein’s overall profitability determines the total amount of incentive compensation available to investment professionals. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or AllianceBernstein terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a closer alignment between the investment professionals and AllianceBernstein’s clients and mutual fund shareholders. AllianceBernstein also permits deferred award recipients to allocate up to 50% of their award to investments in AllianceBernstein’s publicly traded equity securities.

An investment professional’s total compensation is determined through a subjective process that evaluates numerous quantitative and qualitative factors, including the investment success of the portfolios managed by the individual. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account. Not all factors apply to each investment professional and there is no particular weighting or formula for considering certain factors.

Among the factors considered are: relative investment performance of portfolios (although there are no specific benchmarks or periods of time used in measuring performance); complexity of investment strategies; participation in the investment team/discipline’s dialogue; contribution to business results and overall business strategy; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities and fulfillment of AllianceBernstein’s leadership criteria.

As of December 31, 2007, Ms. Fedak, Mr. Phillips and Mr. Marx beneficially owned no securities of the Equity Fund or the Socially Responsible Fund.

NYLIM – Equity Fund

Harvey Fram, Migene Kim and Mona Patni, portfolio managers of NYLIM’s portion of the Equity Fund, are primarily responsible for the day-to-day management of other registered investment companies and other pooled investment vehicles. As of December 31, 2007, information on these other accounts is as follows:

Harvey Fram

Type of Accounts	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based (in millions)
Registered Investment Companies:	4	$1,920	0	$0
Other Pooled Investment Vehicles:	4	$435	0	$0
Other Advisory Accounts:	50	$5,310	8	$1,622

Migene Kim

Type of Accounts	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based (in millions)
Registered Investment Companies:	4	$1,920	0	$0
Other Pooled Investment Vehicles:	4	$435	0	$0
Other Advisory Accounts:	50	$5,310	8	$1,622

Mona Patni

Type of Accounts	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based (in millions)
Registered Investment Companies:	4	$1,920	0	$0
Other Pooled Investment Vehicles:	4	$435	0	$0
Other Advisory Accounts:	50	$5,310	8	$1,622

In January 2007, the portfolio management team began managing two 130/30 strategies which make long and short investments in equity securities. Managing this type of account simultaneously with other long-only investment products, including mutual funds presents potential or perceived conflicts of interest. To address these types of potential conflicts of interest NYLIM has adopted allocation procedures, a code of ethics and policies and procedures for portfolio management and trades in securities, to assist and guide the portfolio managers and other investment personnel when faced with a conflict. Although NYLIM has adopted such policies and procedures to provide for equitable treatment of trading activity and to ensure that investment opportunities are allocated in a manner that is fair and appropriate, it is possible that unforeseen or unusual circumstances may arise that may require different treatment between the Equity Fund and other accounts managed.

One means in which potential conflicts are managed is through a review, by NYLIM’s compliance officer, of all daily opposite direction trades and positions between the portfolio managers’ market neutral account and their other long-only investment products. Potential conflicts are also researched through the review of all opposite direction trades that occur over a month’s time. Finally, NYLIM’s compliance officer performs a quarterly gain/loss analysis between securities that the portfolio managers are short in each market neutral product and is long in other portfolios.

In an effort to retain key personnel, NYLIM has structured compensation plans for portfolio managers and other key personnel that it believes are competitive with other investment management firms. Portfolio managers of NYLIM receive a base pay and an annual incentive based on performance against individual and organizational unit objectives, as well as business unit and overall NYLIM results. The plan is designed to align manager compensation with investors’ goals by rewarding portfolio managers who meet the long-term objective of consistent, dependable, and superior investment results, measured by the performance of the product(s) under the individual’s management. In addition, portfolio managers also participate in a long-term incentive plan. NYLIM offers an annual incentive plan and a long-term incentive plan. The total dollars available for distribution is equal to the pool generated based on NYLIM’s overall company performance. NYLIM’s performance is determined by using several key financial indicators, including operating revenue, pre-tax operating income and net cash flow. The long-term incentive plan is available to senior level employees and is designed to reward profitable growth in NYLIM. An employee’s total compensation package (i.e., salary, annual, and long-term incentives) is reviewed periodically to ensure that it is competitive relative to the external marketplace.

As of December 31, 2007, Harvey Fram, Migene Kim and Mona Patni beneficially owned no securities of the Equity Fund.

Pzena – Equity Fund

Richard S. Pzena, John P. Goetz and Antonio DeSpirito, III, portfolio managers of Pzena’s portion of the Equity Fund, are primarily responsible for the day-to-day management of other registered investment companies and other pooled investment vehicles. As of December 31, 2007, information on these other accounts is as follows:

Richard S. Pzena

Type of Accounts	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based (in millions)
Registered Investment Companies:	9	$6,760	0	$0
Other Pooled Investment Vehicles:	107	$2,655	0	$0
Other Advisory Accounts:	408	$11,015	12	$2,015

John P. Goetz

Type of Accounts	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based (in millions)
Registered Investment Companies:	11	$6,975	0	$0
Other Pooled Investment Vehicles:	127	$4,680	0	$0
Other Advisory Accounts:	414	$11,990	12	$2,070

Antonio DeSpirito, III

Type of Accounts	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based (in millions)
Registered Investment Companies:	8	$6,710	0	$0
Other Pooled Investment Vehicles:	37	$1,910	0	$0
Other Advisory Accounts:	131	$4,875	8	$1,075

Conflicts of interest may arise in managing Pzena’s portion of the Equity Fund’s portfolio investments, on the one hand, and the portfolios of Pzena’s other clients and/or accounts (together “Accounts”), on the other. Set forth below is a brief description of some of the material conflicts which may arise and Pzena’s policy or procedure for handling them. Although Pzena has designed such procedures to prevent and address conflicts, there is no guarantee that such procedures will detect every situation in which a conflict arises.

The management of multiple accounts inherently means there may be competing interests for the portfolio management team’s time and attention. Pzena seeks to minimize this by utilizing one investment approach and by managing all Accounts on a product specific basis. Thus, all Accounts, whether they are mutual fund accounts, institutional accounts or individual accounts, are managed using the same investment discipline, strategy and proprietary investment model.

If the portfolio management team identifies a limited investment opportunity which may be suitable for more than one Account, the Fund may not be able to take full advantage of that opportunity. However, Pzena has adopted procedures for allocating portfolio transactions across Accounts so that each Account is treated fairly.

With respect to securities transactions for the Accounts, Pzena determines which broker to use to execute each order, consistent with its duty to seek best execution. Pzena aggregates like orders where it believes doing so is beneficial to the Accounts. However, with respect to certain Accounts, Pzena may be limited by clients with respect to the selection of brokers or it may be instructed to direct trades through particular brokers. In these cases, Pzena may place separate, non-simultaneous transactions for the Equity Fund and another Account which may temporarily affect the market price of the security or the execution of the transaction to the detriment of one or the other.

Pzena manages some Accounts under performance-based fee arrangements. Pzena recognizes that this type of incentive compensation creates the risk for potential conflicts of interest. This structure may create inherent pressure to allocate investments having a greater potential for higher returns to those Accounts with higher performance fees. To prevent conflicts of interest associated with managing accounts with different fee structures, Pzena generally requires portfolio decisions to be made on a product specific basis (i.e., for all large cap value Accounts). Pzena also requires pre-allocation of all client orders based on specific fee-neutral criteria set forth above. Additionally, Pzena requires average pricing of all aggregated orders. Finally, Pzena has adopted a policy prohibiting portfolio managers (and all employees) from placing the investment interests of one client or a group of clients with the same investment objectives above the investment interests of any other client or group of clients with the same or similar investment objectives.

Portfolio managers and other investment professionals at Pzena are compensated through a combination of a fixed base salary, performance bonus, and equity ownership, if appropriate, due to superior personal performance. Pzena avoids a compensation model that is driven by individual security performance, as it believes this can lead to short-term thinking which is contrary to the firm’s value investment philosophy. Pzena considers both quantitative and qualitative factors when determining performance bonuses; however, performance bonuses are not based on the Equity Fund’s performance or assets of Pzena’s allocated portion of the Equity Fund’s portfolio. For investment professionals, Pzena examines such things as effort, efficiency, ability to focus on the correct issues, stock modeling ability, and ability to successfully interact with company management. However, Pzena always looks at the person as a whole and the contributions that he/she has made and is likely to make in the future. The time frame Pzena examined for bonus compensation is annual.

As of December 31, 2007, Richard S. Pzena, John P. Goetz and Antonio DeSpirito beneficially owned no securities of the Equity Fund.

Western Asset — Short-Term Investment Fund

A team of investment professionals at Western Asset Management Company, led by Chief Investment Officer S. Kenneth Leech, Deputy Chief Investment Officer Stephen A. Walsh and Portfolio Manager Andrea A. Mack manages the Short-Term Investment Fund’s assets.

Messrs. Leech and Walsh have served as portfolio managers for Western Asset for over 15 years. Ms. Mack has been employed by Western Asset for the past 7 years. Ms. Mack became a Portfolio Manager in October 2001.

The Fund is managed by a team of portfolio managers, sector specialists and other investment professionals. Mr. Leech and Mr. Walsh serve as co-team leaders responsible for day-to-day strategic oversight of the Short-Term Investment Fund’s investments and for supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes in which the Short-Term Investment Fund invests. Ms. Mack is responsible for portfolio structure, including sector allocation, duration weighting and term structure decisions.

As of December 31, 2007, in addition to the Short-Term Investment Fund, the portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

S. Kenneth Leech

Type of Accounts	Number of Accounts Managed*	Total Assets Managed (in millions)*	Number of Accounts Managed for which Advisory Fee is Performance- Based *	Assets Managed for which Advisory Fee is Performance- Based (in millions)*
Registered Investment Companies:	114	$121,790	0	$0
Other Pooled Investment Vehicles:	239	$211,995	0	$0
Other Advisory Accounts:	1069	$300,570	95	$32,730

Stephen A. Walsh

Type of Accounts	Number of Accounts Managed*	Total Assets Managed (in millions)*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Assets Managed for which Advisory Fee is Performance- Based (in millions)*
Registered Investment Companies:	114	$121,790	0	$0
Other Pooled Investment Vehicles:	239	$211,995	0	$0
Other Advisory Accounts:	1069	$300,570	95	$32,730

Andrea A. Mack

Type of Accounts	Number of Accounts Managed*	Total Assets Managed (in millions)*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Assets Managed for which Advisory Fee is Performance- Based (in millions)*
Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Advisory Accounts:	18	$6,190	0	$0

*  “Assets Managed for which Advisory Fee is Performance Based” data and “Number of Accounts Managed for which Advisory Fee is Performance-Based” data is already included in “Total Assets Managed” and “Number of Accounts Managed” columns, respectively.

Note: The numbers above reflect the overall number of portfolios managed by Western Asset. Mr. Leech and Mr. Walsh are involved in the management of all Western Asset’s portfolios, but they are not solely responsible for particular portfolios. Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. The individuals that have been identified are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

Potential conflicts of interest may arise in connection with the management of multiple accounts (including accounts managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a portfolio’s trades, investment opportunities and broker selection. Portfolio managers may be privy to the size, timing and possible market impact of a portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a portfolio because the account pays a performance-based fee or the portfolio manager, Western Asset or an affiliate has an interest in the account. Western Asset has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis in an attempt to mitigate any conflict of interest. Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions for the portfolios, Western Asset determines which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), Western Asset may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a portfolio or the other account(s) involved. Additionally, the management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account.

It is theoretically possible that portfolio managers could use information to the advantage of other accounts they manage and to the possible detriment of a portfolio. For example, a portfolio manager could short sell a security for an account immediately prior to a portfolio’s sale of that security. To address this conflict, Western Asset has adopted procedures for reviewing and comparing selected trades of alternative investment accounts (which may make directional trades such as short sales) with long only accounts (which include the portfolios) for timing and pattern related issues. Trading decisions for alternative investment and long only accounts may not be identical even though the same portfolio manager may manage both types of accounts. Whether Western Asset allocates a particular investment opportunity to only alternative investment accounts or to alternative investment and long only accounts will depend on the investment strategy being implemented. If, under the circumstances, an investment opportunity is appropriate for both its alternative investment and long only accounts, then it will be allocated to both on a pro-rata basis.

A portfolio manager may also face other potential conflicts of interest in managing a portfolio, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both a portfolio and the other accounts listed above.

With respect to the compensation of the portfolio managers, Western Asset’s compensation system assigns each employee a total compensation “target” and a respective cap, which are derived from annual market surveys that benchmark each role with their job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results.

Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, employees are eligible for bonuses. These are structured to closely align the interests of employees with those of Western Asset and are determined by the professional’s job function and performance as measured by a formal review process. All bonuses are completely discretionary. One of the principal factors considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks. Because portfolio managers are generally responsible for multiple accounts (including the Short-Term Investment Fund) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account. A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to Western Asset, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to Western Asset’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason, Inc. stock options and long-term incentives that vest over a set period of time past the award date.

As of December 31, 2007, S. Kenneth Leech, Stephen A. Walsh, and Andrea A. Mack beneficially owned no securities of the Short-Term Investment Fund.

WAML — Income Fund

A team of investment professionals at WAML, led by Chief Investment Officer S. Kenneth Leech, Deputy Chief Investment Officer Stephen A. Walsh and Portfolio Managers Edward A. Moody, Carl L. Eichstaedt and Mark Lindbloom, manages a portion of the Income Fund’s assets.

Messrs. Leech, Walsh, and Moody have each served as portfolio managers for Western Asset for over 15 years. Mr. Eichstaedt has served as portfolio manager for Western Asset for over 10 years. Mr. Lindbloom has been employed as a portfolio manager for Western Asset since 2005. Prior to joining Western Asset, Mr. Lindbloom was employed as a portfolio manager for Citigroup Asset Management for nine years.

WAML’s portion of the Income Fund is managed by a team of portfolio managers, sector specialists and other investment professionals. Mr. Leech and Mr. Walsh serve as co-team leaders responsible for day-to-day strategic oversight of WAML’s portion of the Income Fund’s investments and for supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes in which WAML’s portion of the Income Fund invests. Mr. Moody, Mr. Eichstaedt and Mr. Lindbloom are responsible for portfolio structure, including sector allocation, duration weighting and term structure decisions.

As of December 31, 2007, in addition to WAML’s portion of the Income Fund, the portfolio manager(s) were responsible for the day-to-day management of certain other accounts, as follows:

S. Kenneth Leech

Type of Accounts	Number of Accounts Managed*	Total Assets Managed (in millions)*	Number of Accounts Managed for which Advisory Fee is Performance- Based *	Assets Managed for which Advisory Fee is Performance- Based (in millions)*
Registered Investment Companies:	114	$121,670	0	$0
Other Pooled Investment Vehicles:	239	$211,995	0	$0
Other Advisory Accounts:	1069	$300,570	95	$32,730

Stephen A. Walsh

Type of Accounts	Number of Accounts Managed*	Total Assets Managed (in millions)*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Assets Managed for which Advisory Fee is Performance- Based (in millions)*
Registered Investment Companies:	114	$121,670	0	$0
Other Pooled Investment Vehicles:	239	$211,995	0	$0
Other Advisory Accounts:	1069	$300,570	95	$32,730

Edward A. Moody

Type of Accounts	Number of Accounts Managed*	Total Assets Managed (in millions)*	Number of Accounts Managed for which Advisory Fee is Performance- Based *	Assets Managed for which Advisory Fee is Performance- Based (in millions)*
Registered Investment Companies:	3	$820	0	$0
Other Pooled Investment Vehicles:	1	$65	0	$0
Other Advisory Accounts:	88	$17,050	8	$3,140

Carl L. Eichstaedt

Type of Accounts	Number of Accounts Managed*	Total Assets Managed (in millions)*	Number of Accounts Managed for which Advisory Fee is Performance- Based *	Assets Managed for which Advisory Fee is Performance- Based (in millions)*
Registered Investment Companies:	13	$3,880	0	$0
Other Pooled Investment Vehicles:	6	$1,840	0	$0
Other Advisory Accounts:	98	$20,235	3	$1,075

Mark Lindbloom

Type of Accounts	Number of Accounts Managed*	Total Assets Managed (in millions)*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Assets Managed for which Advisory Fee is Performance- Based (in millions)*
Registered Investment Companies:	6	$2,730	0	$0
Other Pooled Investment Vehicles:	3	$240	0	$0
Other Advisory Accounts:	32	$7,190	4	$1,300

*  “Assets Managed for which Advisory Fee is Performance Based” data and “Number of Accounts Managed for which Advisory Fee is Performance-Based” data is already included in “Total Assets Managed” and “Number of Accounts Managed” columns, respectively.

Note: The numbers above reflect the overall number of portfolios managed by WAML. Mr. Leech and Mr. Walsh are involved in the management of all WAML’s portfolios, but they are not solely responsible for particular portfolios. WAML’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. The individuals that have been identified are responsible for overseeing implementation of the WAML’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

Please see “Potential Conflicts of Interest” under Western Asset.

As of December 31, 2007, S. Kenneth Leech, Stephen A. Walsh, Edward A. Moody, Carl L. Eichstaedt and Mark Lindbloom beneficially owned no securities of the Income Fund.

Western Asset – Income Fund

Western Asset’s portion of the Income Fund is managed by a team of portfolio managers, sector specialists and other investment professionals at Western Asset led by Chief Investment Officer S. Kenneth Leech and Deputy Chief Investment Officer Stephen A. Walsh. Messrs. Leech and Walsh each served as portfolio managers for Western Asset for over 11 years. Mr. Leech and Mr. Walsh serve as co-team leaders responsible for day-to-day strategic oversight of Western Asset’s portion of the Income Fund’s investments and for supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes in which Western Asset’s portion of the Income Fund invests.

For information regarding other accounts managed by Messrs, Leech and Walsh, please see “Other Accounts” under Western Asset.

For information regarding potential conflicts of interest, please see “Potential Conflicts of Interest” under Western Asset.

Please see “Compensation of Portfolio Managers” under Western Asset.

As of December 31, 2007, S. Kenneth Leech and Stephen A. Walsh beneficially owned no securities of the Income Fund.

BNY Mellon– Small Cap Growth Fund

The BNY Mellon Index Fund Management team is responsible for managing BNY Mellon’s portion of the Small Cap Growth Fund. The five most senior members are Kurt Zyla, Lloyd Buchanan, Denise Krisko, Robert McCormack, and Todd Rose.

Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, implementing investment strategy, researching and reviewing investment strategy, and overseeing members of his or her portfolio management team with more limited responsibilities. Each Portfolio Manager is authorized to make investment decisions for all portfolios managed by the team. Each Portfolio Manager has appropriate limitations on his or her authority for risk management and compliance purposes. No member of the portfolio team manages assets outside of the team. Ms. Krisko manages the team. As of December 31, 2007, the team managed the following portfolios:

Kurt Zyla

Type of Accounts	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based (in millions)
Registered Investment Companies:	88	$6,921.17	0	$0
Other Pooled Investment Vehicles:	11	$6,711.52	0	$0
Other Advisory Accounts:	45	$9,719.40	0	$0

Lloyd Buchanan

Type of Accounts	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based (in millions)
Registered Investment Companies:	88	$6,921.17	0	$0
Other Pooled Investment Vehicles:	11	$6,711.52	0	$0
Other Advisory Accounts:	45	$9,719.40	0	$0

Denise Krisko

Type of Accounts	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based (in millions)
Registered Investment Companies:	88	$6,921.17	0	$0
Other Pooled Investment Vehicles:	11	$6,711.52	0	$0
Other Advisory Accounts:	45	$9,719.40	0	$0

Robert McCormack

Type of Accounts	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based (in millions)
Registered Investment Companies:	88	$6,921.17	0	$0
Other Pooled Investment Vehicles:	11	$6,711.52	0	$0
Other Advisory Accounts:	45	$9,719.40	0	$0

Todd Rose

Type of Accounts	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based (in millions)
Registered Investment Companies:	88	$6,921.17	0	$0
Other Pooled Investment Vehicles:	11	$6,711.52	0	$0
Other Advisory Accounts:	45	$9,719.40	0	$0

BNY Mellon has represented that there are no material conflicts between the portfolio manager’s management of a portion of the Small Cap Growth Fund’s investments and the investments of the other accounts the team manages.

As of December 31, 2007, a BNY Mellon portfolio manager’s compensation generally consists of base salary, bonus, and various long-term incentive compensation vehicles, if eligible. In addition, portfolio managers are eligible for the standard retirement benefits and health and welfare benefits available to all bank employees. In the case of portfolio managers responsible for managing the funds and managed accounts, the method used to determine their compensation is the same for all funds and investment accounts. A portfolio manager’s base salary is determined by the manager’s experience and performance in the role, taking into account the ongoing compensation benchmark analyses performed by the bank’s human resources department. A portfolio manager’s base salary is generally a fixed amount that may change as a result of periodic reviews, upon assumption of new duties, or when a market adjustment of the position occurs. A portfolio manager’s bonus is determined by a number of factors. One factor is gross, pre-tax performance of the fund relative to expectations for how the fund should have performed, given its objectives, policies, strategies and limitations, and the market environment during the measurement period. This performance factor is not based on the value of assets held in the fund’s portfolio. For each fund, the performance factor depends on how the portfolio manager performs relative to the fund’s benchmark and the fund’s peer group, over one-year and three-year time periods. Additional factors include the portfolio manager’s contributions to the investment management functions within the sub-asset class, contributions to the development of other investment professionals and supporting staff, and overall contributions to strategic planning and decisions for the investment group. The bonus is paid on an annual basis.

As of December 31, 2007, members of the BNY Mellon Index Fund Management team beneficially owned no securities of the Small Cap Growth Fund.

Copper Rock – Small Cap Growth Fund

Tucker Walsh and Mike Malouf, portfolio managers of Copper Rock’s portion of the Small Cap Growth Fund, are primarily responsible for the day-to-day management of other registered investment companies and other pooled investment vehicles. As of December 31, 2007, information on these other accounts is as follows:

Tucker Walsh

Type of Accounts	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based (in millions)
Registered Investment Companies:	29	$1,445	0	$0
Other Pooled Investment Vehicles:	2	$239	0	$0
Other Advisory Accounts:	11	$368	0	$0

Mike Malouf

Type of Accounts	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based (in millions)
Registered Investment Companies:	29	$1,445	0	$0
Other Pooled Investment Vehicles:	2	$239	0	$0
Other Advisory Accounts:	11	$368	0	$0

Copper Rock’s investment personnel may be part of portfolio management teams serving numerous accounts for multiple clients of Copper Rock. These client accounts may include registered investment companies, other types of pooled accounts, and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers, research analysts and trading desk personnel (collectively, “portfolio management team”) provide services for multiple clients simultaneously. A summary of certain potential conflicts of interest is provided below. Please note, however, that this summary is not intended to describe every possible conflict of interest that members of the portfolio management teams may face.

Copper Rock may receive differential compensation from different advisory clients and each advisory client may be more or less profitable to Copper Rock than other advisory clients (e.g. clients also may demand different levels of service or have larger, smaller or multiple relationships with Copper Rock). Portfolio management team personnel also may make personal investments in accounts they manage or support. Portfolios within the same product type are managed the same, all portfolios have approximately the same percentage ownership, but may be different based on other client specific restrictions and rounding. Copper Rock’s portfolio management team may not be able to acquire enough of a certain security to fill all the orders across all the client portfolios. Copper Rock has a written procedure that requires the available shares to be distributed on a pro-rata basis across the appropriate portfolios.

Copper Rock compensates the portfolio managers with a fixed salary and a bonus. Bonuses are based on the profitability of Copper Rock. In addition, each portfolio manager has substantial equity ownership in Copper Rock and receives a proportional share of any net profit earned by Copper Rock.

As of December 31, 2007, Tucker Walsh and Mike Malouf beneficially owned no securities of the Small Cap Growth Fund.

PanAgora – International Equity Fund

Putnam Investments Trust owns approximately 80% of the outstanding voting stock of PanAgora indirectly through its wholly owned subsidiary, Putnam Investments. The principal business of Putnam Investments Trust is money management. The remainder of PanAgora’s voting stock (20%) is held by Nippon Life Insurance Company (“Nippon Life”). The principal businesses of Nippon Life are insurance (primarily life insurance) and investment management. Great-West, a subsidiary of Power Financial Corporation (“Power Financial”), owns Putnam Investments Trust.

Great-West is a Canadian financial services holding company with interests in the life insurance, health insurance, retirement, savings, and reinsurance businesses. Power Financial, an international management and holding company of financial services businesses, owns approximately 70.6% of the voting shares of Great-West. Power Corporation of Canada, a diversified international management and holding company, owns approximately 66.4% of the voting securities of Power Financial. The Honorable Paul Desmarais, Sr., through a group of private holding companies which he controls, has voting control of Power Corporation of Canada.

The address of Mr. Desmarais, Power Corporation of Canada, and Power Financial is 751 Victoria Square, Montreal, Quebec H2Y 2J3. The address of Great-West is 100 Osborne Street North, Winnipeg, Manitoba, R3C 3A5. The address of all Putnam entities is One Post Office Square, Boston, MA 02109.

William G. Zink, Melanie Batstone, Randall Yarlas, and Anthony Troilo, portfolio managers of PanAgora’s portion of the International Equity Fund, are primarily responsible for the day-to-day management of other registered investment companies and other pooled investment vehicles. As of December 31, 2007, information on these other accounts is as follows:

William G. Zink

Type of Accounts	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based (in millions)
Registered Investment Companies:	2	$63.1	0	$0
Other Pooled Investment Vehicles:	8	$2,017.8	0	$0
Other Advisory Accounts:	24	$4,723.7	2	$611.00

Melanie Batstone

Type of Accounts	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based (in millions)
Registered Investment Companies:	2	$63.1	0	$0
Other Pooled Investment Vehicles:	4	$1,558.1	0	$0
Other Advisory Accounts:	22	$4,113.1	0	$0

Randall Yarlas

Type of Accounts	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based (in millions)
Registered Investment Companies:	2	$63.1	0	$0
Other Pooled Investment Vehicles:	13	$2,116.1	0	$0
Other Advisory Accounts:	26	$5,632.8	2	$611.00

Anthony Troilo

Type of Accounts	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based (in millions)
Registered Investment Companies:	2	$63.1	0	$0
Other Pooled Investment Vehicles:	7	$1988.5	0	$0
Other Advisory Accounts:	22	$4,113.1	0	$0

PanAgora has represented that there are no material conflicts between the portfolio managers’ management of a portion of the International Equity Fund’s investments and the investments of the other accounts they manage.

PanAgora’s compensation package consists of base salary, a performance-based bonus, and equity incentives. Base salary and the performance bonus account for the majority of an employee’s remuneration. All investment professionals and senior executives receive industry competitive salaries (based on an annual benchmarking study) and are rewarded with meaningful performance-based annual bonuses, which can exceed 100% of base salary.

All employees of the firm are evaluated by comparing their performance against tailored and specific objectives. These goals are developed and monitored through the cooperation of employees and their immediate supervisors. The performance bonus elements may comprise cash and/or equity incentives at the discretion of management. PanAgora does not have any fixed targets relating to those elements.

As of December 31, 2007, Mr. Zink, Ms. Batstone, Mr. Yarlas, and Mr. Troilo beneficially owned no securities of the International Equity Fund.

Thomas White-International Equity Fund

Thomas White, located at 440 S. LaSalle Street, Suite 3900, Chicago, Illinois 60605 had approximately $1.01 billion in assets under management as of December 31, 2007. Day to day management of Thomas White’s portion of the International Equity Fund is the responsibility of portfolio managers Thomas S. White, Jr., Douglas M. Jackman, CFA, Wei Li, Ph.D, CFA and Jinwen Zhang, Ph.D, CFA. Messrs. White, Jackman, and Li and Ms. Zhang are primarily responsible for the day-to-day management of other registered investment companies, other pooled investment vehicles and other advisory accounts. As of December 31, 2007, information on these other accounts is as follows:

Thomas S. White, Jr.

Type of Accounts	Number of Accounts Managed		Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based (in millions)
Registered Investment Companies:	2		$285	0	N/A
Other Pooled Investment Vehicles:	3		$382	3	$382
Other Advisory Accounts:	575	*	$308	0	N/A

Douglas M. Jackman

Type of Accounts	Number of Accounts Managed		Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based (in millions)
Registered Investment Companies:	0		N/A	0	N/A
Other Pooled Investment Vehicles:	3		$382	3	$382
Other Advisory Accounts:	575	*	$308	0	N/A

Wei Li

Type of Accounts	Number of Accounts Managed		Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based (in millions)
Registered Investment Companies:	0		N/A	0	N/A
Other Pooled Investment Vehicles:	3		$382	3	$382
Other Advisory Accounts:	575	*	$308	0	N/A

Jinwen Zhang

Type of Accounts	Number of Accounts Managed		Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based (in millions)
Registered Investment Companies:	0		N/A	0	N/A
Other Pooled Investment Vehicles:	3		$382	3	$382
Other Advisory Accounts:	575	*	$308	0	N/A

*  These accounts include 550 separately managed and/or wrap accounts totaling $197 million in assets.

At times, Thomas White’s management of other accounts potentially could conflict with the interests of the International Equity Fund. That may occur whether the investment strategies of the other accounts are the same as, or different from, the International Equity Fund’s investment objectives and strategies. For example, the team may need to allocate investment opportunities between the International Equity Fund and another account having similar objectives or strategies, or may need to execute transactions for another account that could have a negative impact on the value of securities held by the International Equity Fund. In addition, similar accounts managed by the Thomas White team may have different cash flow requirements which may result in differences in the timing of the buying or selling of the same security across portfolios. Not all accounts advised by Thomas White have the same management fee. If the management fee structure of another account is more advantageous to Thomas White than the fee structure of the International Equity Fund, Thomas White could have an incentive to favor the other account. At various times, the team may manage other accounts with investment objectives and strategies that are similar to those of the International Equity Fund, or may manage accounts with investment objectives and strategies that are different from those of the International Equity Fund.

Thomas White has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Thomas White monitors a variety of areas, including compliance with account investment guidelines and restrictions, the allocation of initial public offerings and other similar investment opportunities, and compliance with Thomas White’s Code of Ethics and with the applicable compliance programs under the 1940 Act and the Investment Advisers Act of 1940.

Mr. White’s, Mr. Jackman’s, Mr. Li’s and Ms. Zhang’s compensation is based on a competitive, fixed salary paid by Thomas White, and a discretionary bonus based on Thomas White’s overall economic performance. Compensation is not based on either the International Equity Fund’s pre-tax or post-tax performance or the value of assets held in the International Equity Fund’s portfolio.

As of December 31, 2007, Thomas S. White, Douglas M. Jackman, Wei Li, and Jinwen Zhang beneficially owned no securities of the International Equity Fund.

Approval of Advisory and Subadvisory Agreements

Information regarding the Board’s approval of the Investment Advisory Agreements and Subadvisory Agreements of the Equity Fund, Balanced Fund, Income Fund, Short-Term Investment Fund, Small Cap Growth Fund, International Equity Fund, Socially Responsible Fund and Target Maturity Funds is included in the Funds’ annual reports to shareholders dated December 31, 2007.

CODE OF ETHICS. The Trust, the Adviser and the subadvisers have adopted Codes of Ethics (the “Codes”) which substantially comply with Rule 17j-l under the 1940 Act. The Codes permit personnel who are subject to the Codes to make personal securities transactions, including in securities that may be purchased or held by the funds, subject to the requirements and restrictions set forth in such Codes. The Codes contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of investment advisory clients such as those of the Trust.

DISCLOSURE OF PORTFOLIO HOLDINGS. The Trust’s policies and procedures governing disclosure of portfolio holdings permit nonpublic portfolio holding information to be shared with the Trust’s service providers and others who generally need access to such information in the performance of their duties and responsibilities, such as the Trust’s Adviser, subadvisers, administrator, custodian, fund accountants, independent public accountants, attorneys, officers and trustees. The names of all these parties are included elsewhere in this SAI, and information is provided to these parties on a real-time basis or as needed with no time lag. Making portfolio holdings information available to such parties is an incidental part of the services they provide the Trust. In addition, the Funds’ portfolio holdings may be discussed with third parties (e.g., broker/dealers) for the purpose of analyzing or trading such securities. Such parties are subject to duties of confidentiality by agreement or otherwise including a duty not to trade on nonpublic information. Nonpublic portfolio holdings information may also be disclosed by the Funds or the Adviser to certain third parties, provided that (i) a good faith determination is made that the Fund has a legitimate business purpose to provide the information and the disclosure is in the Fund’s best interests; (ii) the recipient does not distribute the portfolio holdings or results of the analysis to third parties, or persons who are likely to use the information for purposes of purchasing or selling shares of the Fund prior to the portfolio holdings becoming public information; (iii) the recipient signs a written confidentiality agreement; and (iv) the Chief Compliance Officer of the Trust approves of the disclosure. These conditions do not apply to portfolio holdings information released to such third parties after it is posted on the Adviser’s website. Currently, there are no arrangements to which these conditions apply.

The Funds’ portfolio holdings and characteristics may be disclosed in other circumstances if reviewed and approved by the Trust’s Chief Compliance Officer. Any disclosure of portfolio holdings or characteristics not addressed by the Trust’s policies and procedures must be submitted to the Chief Compliance Officer for review before dissemination. No compensation or other consideration is received by the Trust or any affiliates of the Trust for disclosure of portfolio holdings information. The CCO provides the Board of Trustees with reports of any potential exceptions to, or violations of, the Trust’s policies and procedures governing disclosure of portfolio holdings that are deemed to constitute a material compliance matter. The Chief Compliance Officer is responsible for monitoring compliance with these procedures, including requesting information from service providers.

The Funds disclose their portfolio holdings to the extent required by law.

PROXY VOTING POLICIES. The subadvisers of the Funds have been delegated the responsibility for voting the Funds’ proxies pursuant to the Investment Sub-Advisory Agreements. Each subadviser votes proxies according to proxy voting policies, which are included as Appendix B to this SAI. The Adviser monitors the subadvisers’ compliance with their stated policies and reports to the Board annually on any proxies that were not voted in accordance with a subadviser’s stated policy and any circumstances in which a conflict of interest was identified and how the proxies were voted.

BROKERAGE ALLOCATION

The Investment Advisory Agreements and the Investment Sub-Advisory Agreements authorize the Adviser and the subadvisers, respectively (collectively, the “Advisers”) (subject to the discretion and control of the Trust’s Board of Trustees), to select the brokers or dealers that will execute the purchases and sales of portfolio securities and direct the Advisers to use their best efforts to obtain the best available price and most favorable execution. Subject to policies established by the Board of Trustees of the Trust, the Advisers may also be authorized to effect individual securities transactions at commission rates in excess of the minimum commission rates available, if an Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided, viewed in terms of either the particular transaction or the Adviser’s overall responsibilities with respect to the Fund and other clients.

In placing portfolio transactions, each of the Advisers will use its best judgment to choose the broker most capable of providing the brokerage services necessary to obtain the best available price and most favorable execution. The full range and quality of brokerage services available will be considered in making these determinations. In those instances where it is reasonably determined that more than one broker can offer the brokerage services needed to obtain the best available price and most favorable execution, consideration may be given to those brokers which supply investment research and other services in addition to execution services. Such services may include factual and statistical information or other items of supplementary research assistance.

Each of the Advisers considers such information useful in the performance of its obligations under the advisory agreements, but is unable to determine the amount by which such services may reduce its expenses. Research services provided by brokers through which the Funds effect securities transactions may be used by an Adviser in servicing all of its accounts; not all of these services may be used by the Adviser in connection with the Funds. In addition, within the parameters of achieving best price and execution, brokerage services may be used to generate commission credits which are used to pay for pricing agent and custodial services. See “Other Services — Fund Pricing Agreements and Custodial Agreement.”

Each of the Advisers is authorized to consider for investment by a Fund securities that may also be appropriate for other mutual funds and/or clients served by the Advisers. To assure fair treatment of each Fund and all clients of the Advisers in situations in which two or more clients’ accounts participate simultaneously in a buy or sell program involving the same security, such transactions will be allocated among the Funds and clients in a manner deemed equitable by the Advisers.

To the extent directed by management of the Funds in writing, the Adviser will direct one or more subadvisers to execute purchases and sales of portfolio securities for a Fund through brokers or dealers designated by management of the Fund to the Adviser for the purpose of providing direct benefits to the Fund, subject to the subadviser seeking best execution. However, brokerage commissions or transaction costs in such transactions may be higher, and a Fund may receive less favorable prices, than those which a subadviser could obtain from another broker or dealer, in order to obtain such benefits for the Fund.

AllianceBernstein may use an affiliate to place the orders for the purchase and sale of the Socially Responsible Fund’s securities and for its portion of the Equity Fund’s securities. In order for AllianceBernstein’s affiliate to effect any such transaction for the Equity Fund or the Socially Responsible Fund, the commissions, fees or other remuneration received by AllianceBernstein’s affiliate must be reasonable and fair, compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities, futures or options on futures being purchased or sold on an exchange during a comparable period of time. This standard would allow AllianceBernstein’s affiliate to receive no more than the remuneration that would be expected to be received by an unaffiliated broker in a commensurate arm’s-length transaction. Furthermore, the Board of Trustees, including a majority of the trustees who are not “interested” trustees, has adopted procedures that are reasonably designed to provide that any commissions, fees or other remuneration paid to AllianceBernstein’s affiliate are consistent with the foregoing standard.

For the fiscal year ended December 31, 2005, the Equity Fund paid brokerage commissions of $57,353 (12.46% of the Equity Fund’s aggregate brokerage commissions, representing 4.24% of the Equity Fund’s aggregate dollar amount of transactions involving the payment of commissions) to AllianceBernstein’s affiliate. In addition, for the fiscal year ended December 31, 2005 the Socially Responsible Fund paid brokerage commissions of $30,929 (57.48% of the Socially Responsible Fund’s aggregate brokerage representing of 12.14% of the Socially Responsible Fund’s aggregate dollar amount of transactions involving the payment of commissions) to AllianceBernstein’s affiliate. For the fiscal year ended December 31, 2006, the Equity Fund paid no brokerage commissions to AllianceBernstein’s affiliate. In addition, for the fiscal year ended December 31, 2006, the Socially Responsible Fund paid no brokerage commissions to AllianceBernstein’s affiliate. For the fiscal year ended December 31, 2007, the Equity Fund paid brokerage commissions of $727 (0.41% of the Equity Fund’s aggregate brokerage commissions, representing 0.17% of the Equity Fund’s aggregate dollar amount of transactions involving the payment of commissions) to AllianceBernstein’s affiliate. In addition, for the fiscal year ended December 31, 2007 the Socially Responsible Fund paid no brokerage commissions to AllianceBernstein’s affiliate. The following table describes the brokerage fees paid by each Fund during its three most recent fiscal years ended December 31.

Name of Fund	2005	2006	2007
Equity Fund	$460,481	$519,833	$396,076
Balanced Fund(1)	—	—	—
Income Fund(1)	—	—	—
Short-Term Investment Fund(1)	—	—	—
Small Cap Growth Fund	276,382	249,994	1,698
International Equity Fund	69,312	71,663	42,979
Socially Responsible Fund	53,808	29,391	21,361
2010 Aggressive Fund(1)(2)	N/A	—	—
2010 Moderate Fund(1)(2)	N/A	—	—
2010 Conservative Fund(1)(2)	N/A	—	—
2015 Moderate Fund(1)(2)	N/A	—	—
2025 Moderate Fund(1)(2)	N/A	—	—
2035 Moderate Fund(1)(2)	N/A	—	—
2045 Moderate Fund(1)(2)	N/A	—	—

(1)	There are generally no brokerage fees for the Balanced Fund, Income Fund, Short-Term Investment Fund or Target Maturity Funds because these funds do not directly own any equity securities or make equity trades. Where multiple brokers are deemed to be able to provide best execution, brokerage commissions may be allocated to brokers on the basis of their ability to provide research.

(2)	The Target Maturity Funds commenced operations on May 1, 2006.

As of December 31, 2007, the Funds held the following securities of their regular brokers or dealers as follows:

Fund	Brokers or Dealers	Market Value
Equity Fund	Bank of America Corp.	$5,754,532
	Morgan Stanley	$4,113,157
	Lehman Brothers Holdings, Inc.	$3,710,448
	JPMorgan Chase & Co.	$3,043,322
	Goldman Sachs Group, Inc.	$1,778,679
	Countrywide Financial Corp.	$950,769
	Merrill Lynch & Co., Inc.	$495,037
Balanced Fund	None
Income Fund	JP Morgan Securities, Inc.	$1,637,396
	Lehman Brothers Holdings, Inc.	$1,586,189
	Bank of America Corp.	$2,570,361
	Morgan Stanley	$2,559,883
	Bear Stearns Cos., Inc. (The)	$236,490
	Goldman Sachs Group, Inc.	$324,626
Short-Term Investment Fund	UBS-Financial Delaware	$173,679
	Bank of America Corp.	$99,923
	JPMorgan Chase & Co	$150,373
Small Cap Growth Fund	None
International Equity Fund	UBS AG	$179,581
	Deutche Bank AG	$134,137
	Credit Suisse Group	$119,654
	Nomura Holdings, Inc.	$58,508
Socially Responsible Fund	Bank of America Corp.	$1,720,542
	JPMorgan Chase & Co.	$6,492,830
	Merrill Lynch & Co., Inc.	$671,000
	Goldman Sachs Group, Inc. (The)	$150,535
	Morgan Stanley	$759,473
Target Maturity Funds	None

DISTRIBUTOR

Pursuant to an Underwriting Agreement, PFPC Distributors, Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406, is the distributor (the “Distributor”) for the continuous offering of shares of the Trust and acts as agent of the Trust in the sale of its shares. The Underwriting Agreement provides that the Distributor will use its best efforts to distribute the Funds’ shares.

The Underwriting Agreement continues in effect from year to year so long as such continuance is approved at least annually by a vote of the Board of Trustees of the Trust, including the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the Underwriting Agreement. The Underwriting Agreement automatically terminates in the event of its assignment and may be terminated with respect to a Fund at any time without penalty by the Fund or by the Distributor upon 60 days’ notice. Termination by the Trust with respect to a Fund may be by vote of a majority of the Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the Underwriting Agreement, or a “majority of the outstanding voting securities” of the Fund, as defined under the 1940 Act. The Underwriting Agreement may not be amended with respect to a Fund to increase the fee to be paid by the Fund without approval by a majority of the outstanding voting securities of such Fund and all material amendments must in any event be approved by the Board of Trustees in the manner described above with respect to the continuation of the Underwriting Agreement.

The Trust has adopted a plan under Rule 12b-l with respect to the Equity Fund, Balanced Fund, Income Fund, Short-Term Investment Fund, Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund that provides for fees to compensate the Distributor for distribution and shareholder services. For its services under the distribution plan, the Distributor receives a distribution fee from each Fund, payable monthly, at the annual rate of 0.25% of average daily net assets attributable to each Fund. The Distributor received the following in distribution fees from the Funds:

2005
Equity Fund	$1,282,872
Balanced Fund	$0
Income Fund	$320,138
Short-Term Investment Fund	$8,071
Small Cap Growth Fund	$130,231
International Equity Fund	$99,233
Socially Responsible Fund	$195,808

2006
Equity Fund	$1,276,296
Balanced Fund	$0	*
Income Fund	$317,033
Short-Term Investment Fund	$9,316
Small Cap Growth Fund	$134,700
International Equity Fund	$114,112
Socially Responsible Fund	$211,023
2010 Aggressive Fund	$0	*
2010 Moderate Fund	$0	*
2010 Conservative Fund	$0	*
2015 Moderate Fund	$0	*
2025 Moderate Fund	$0	*
2035 Moderate Fund	$0	*
2045 Moderate Fund	$0	*

2007
Equity Fund	$1,312,811
Balanced Fund	$0
Income Fund	$324,231
Short-Term Investment Fund	$15,749
Small Cap Growth Fund	$144,637
International Equity Fund	$139,315
Socially Responsible Fund	$230,240
2010 Aggressive Fund	$0	*
2010 Moderate Fund	$0	*
2010 Conservative Fund	$0	*
2015 Moderate Fund	$0	*
2025 Moderate Fund	$0	*
2035 Moderate Fund	$0	*
2045 Moderate Fund	$0	*

*  The Balanced Fund and Target Maturity Funds were not assessed distribution fees due to the “fund of funds” structure.

The Distributor paid all of the distribution fees or compensation to insurance companies or their affiliates.

The distribution plan for the Equity Fund, Balanced Fund, Income Fund, Short-Term Investment Fund, Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund is a compensation plan, which means that the Distributor is compensated regardless of its expenses, as opposed to reimbursement plans which reimburse only for expenses incurred. The Distributor may, and it is expected that the Distributor will, pay all or a portion of its fee to insurance companies or their affiliates or financial services firms who assist in distributing or promoting the sale of Fund shares. It is expected that such insurance companies and financial services firms will provide certain shareholders account services, periodic information reporting and telephone support for contract owners with respect to inquiries about the Funds.

The Board of Trustees considered various factors in making the determination that the distribution plan is reasonably likely to benefit the Funds and their respective shareholders, including: (1) the fact that the Funds would be primarily dependent for sales of their shares on insurance companies including the Funds as underlying investment vehicles for their insurance products and that in order to be competitive, the Funds must offer compensation to the insurance companies to help defray distribution costs; (2) the likelihood that the distribution plan would stimulate sales of shares of the Funds and assist in increasing the asset base of the Funds; (3) the potential advantages to shareholders of the Funds of prompt and significant growth of the asset base of the Funds, including reaching certain breakpoints and achieving other economies of scale; (4) the formula pursuant to which the payment of fees under the distribution plan is determined; (5) the reasonableness of the fees to be paid under the distribution plan ; (6) the lack of reasonable alternative methods of distribution and payments thereof which would be equally effective; and (7) the fact that any significant increase in the asset value of the Funds would benefit the Adviser by increasing the advisory fees payable to it.

The Trust has also adopted a plan under Rule 12b-l with respect to the Target Maturity Funds that provides for fees to reimburse the Distributor for distribution and shareholder services. Under the distribution plan, the Distributor may be reimbursed through a distribution fee from each Fund for distribution or shareholder services incurred, payable monthly, at the annual rate of up to 0.25% of average daily net assets attributable to each Fund.

The Target Maturity Funds’ distribution plan is a reimbursement plan which reimburses only for expenses incurred. There is no present intention for the Target Maturity Funds to incur distribution or shareholder services and thus to pay distribution fees, under the distribution plan.

The Board of Trustees considered various factors in making the determination that the distribution plan is reasonably likely to benefit the Target Maturity Funds and their respective shareholders, including: (1) the fact that the Funds will be primarily dependent for sales of their shares on insurance companies; and that in the competitive marketplace, funds often provide compensation to insurance companies to help defray their costs in distributing the insurance contract; (2) the likelihood that the distribution plan will stimulate sales of shares of the Trust, and assist in increasing the asset base of the Funds in the face of competition from a variety of other products; (3) the potential advantages to shareholders of the Trust of growth of the asset base of the Funds, including greater liquidity, more investment flexibility and achievement of greater economies of scale; (4) the formula pursuant to which the payment of fees under the distribution plan is determined; (5) the reasonableness of the fees to be paid under the distribution plan; (6) the lack of reasonable alternative methods of distribution and payments therefore which would be equally effective; and (7) the fact that any increase in the asset value of the Funds will benefit the Adviser by increasing the fees payable to it.

From time to time, the Distributor and financial service firms it appoints may engage in activities which jointly promote the sales of shares of multiple Funds, the cost of which may not be readily identifiable or related to any one Fund. Generally, the distribution expenses attributed to such joint distribution activities will be allocated among each Fund on the basis of its respective net assets.

Each distribution plan continues in effect from year to year so long as such continuance is approved at least annually by a vote of the Board of Trustees of the Trust, including the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the distribution plan. Each distribution plan may be terminated with respect to a Fund at any time without penalty or by vote of a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the distribution plan or by vote of a majority of the outstanding securities of a class of the Fund. If a distribution plan is terminated in accordance with its terms, the obligation of a Fund to make payments to the Distributor pursuant to the distribution plan will cease and the Fund will not be required to make any payments past the termination date. Thus, there is no legal obligation for the Fund to pay any expenses incurred by the Distributor in excess of its fees under the distribution plan, if for any reason the Plan is terminated in accordance with its terms. Future fees under the distribution plan may or may not be sufficient to reimburse the Distributor for its expenses incurred. A distribution plan may not be amended with respect to a Fund to increase the fee to be paid by the Fund without approval by a majority of the outstanding voting securities of such Fund and all material amendments must in any event be approved by the Board of Trustees in the manner described above with respect to the continuation of the distribution plan.

With the exception of the Adviser, in its capacity as the Trust’s investment adviser and the Distributor, in its capacity of distributor of Fund shares, no interested person of the Trust and none of the Trustees who are not interested persons of the Trust have any direct or indirect financial interest in the distribution plans and any related distribution agreement.

PAYMENTS TO INSURANCE COMPANIES. The Adviser will pay insurance companies or their affiliates servicing fees based on shares held by variable annuity products issued by such insurance companies. In return for receiving these fees, such insurance companies or their affiliates will provide certain shareholder account services, periodic information reporting and telephone support for contract owners with respect to inquiries about the Funds.

OTHER SERVICES

PFPC also served as administrator, transfer agent and dividend paying agent to the Funds pursuant to a prior agreement dated October 1, 2004, which terminated on June 27, 2005.

The following table describes the administration and accounting fees paid by each Fund for the year ended December 31, 2005, 2006 and 2007:

NAME OF FUND	2005		2006		2007
Equity Fund	$262,569		$399,981		$384,987
Balanced Fund	$13,546		$10,823		$9,997
Income Fund	$94,997		$177,609		$95,123
Short-Term Investment Fund	$3,308	*	$3,618		$4,630
Small Cap Growth Fund	$30,652		$69,891		$42,437
International Equity Fund	$53,634		$148,394		$139,315
Socially Responsible Fund	$42,170		$68,626		$67,516
2010 Aggressive Fund**	N/A		$2,225	***	$20,415	****
2010 Moderate Fund**	N/A		$2,225	***	$20,415	****
2010 Conservative Fund**	N/A		$2,225	***	$20,415	****
2015 Moderate Fund**	N/A		$2,225	***	$20,415	****
2025 Moderate Fund**	N/A		$2,225	***	$20,415	****
2035 Moderate Fund**	N/A		$2,225	***	$20,415	****
2045 Moderate Fund**	N/A		$2,225	***	$20,415	****

*       The Adviser reimbursed the Short-Term Investment Fund’s administration fees during 2005.

**     The Target Maturity Funds commenced operations on May 1, 2006.

***  PFPC waived $80,122 of administration fees for the Target Maturity Funds for the period May 1, 2006 to December 31, 2006.

****PFPCwaived $20,419 of administration fees for the Target Maturity Funds for the fiscal year ended December 31, 2007.

CUSTODIAL AGREEMENT. PFPC Trust Company serves as custodian of the assets of each Fund, including foreign securities through a subcustodian relationship. Under the Custodian Services Agreement, PFPC Trust Company maintains each Fund’s portfolio securities, administers the purchases and sales of portfolio securities, collects interest and dividends and other distributions made on portfolio securities and performs other ministerial duties as outlined in the Custodian Services Agreement.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, Pennsylvania 19103-7042, currently serves as the Trust’s Independent Registered Public Accounting Firm. The Independent Registered Public Accounting Firm performs an annual audit of the financial statements of each Fund and provides services related to SEC filings throughout the year.

LEGAL COUNSEL. Vedder Price P.C., 222 North LaSalle Street, Chicago, Illinois 60601, serves as legal counsel to the Trust and the independent trustees of the Trust.

VOTING RIGHTS

Each Fund is authorized by the Declaration of Trust to issue an unlimited number of shares. Shares of each Fund are of the same class with equal rights and privileges with respect to liquidation of a Fund. Each share is entitled to vote on all matters submitted to a vote of shareholders. The shares of each Fund are fully paid and non-assessable, and have no preference as to conversion, exchange, dividends, retirement or other features. The shares of each Fund have no pre-exemptive rights. The shares of each Fund have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of trustees can elect 100% of the trustees if they choose to do so.

Each person with voting rights will be provided with reports and proxy materials relating to the applicable Fund(s). To be entitled to vote, a shareholder (either a public shareholder of the Equity Fund or an insurance company separate account) must have been a shareholder on the record date. The number of Fund shares for which a shareholder may vote is determined by dividing the value of an interest in a Fund by the net asset value of one share of the Fund, as of the same date.

PURCHASE, REDEMPTION AND PRICING OF FUND SHARES

Each Fund sells and redeems its shares at net asset value per share, without a sales or redemption charge. No minimum purchase or redemption amounts apply. The daily net asset value of each Fund’s shares is determined by dividing the net assets by the number of outstanding shares. Net assets are equal to the total assets of the Fund less its liabilities. The price at which a purchase is effected is based on the next calculated net asset value after the order is received by your insurance company, as described in the product prospectus describing your particular variable annuity contract. A security listed or traded on a domestic exchange is valued at its last sales price on the exchange where it is principally traded. In the absence of a current quotation, the security is valued at the mean between the last bid and asked prices on the exchange. Securities traded over-the-counter (other than NASDAQ) in the United States are valued at the last current sale price. If there are no such sales, the most recent bid quotation is used. Securities quoted on the NASD Automatic Quotation (“NASDAQ”) System, for which there have been sales, are valued at the NASDAQ Official Closing Price. If there are no such sales, the value is the bid quotation. Equity securities primarily traded on a foreign exchange or market are valued daily at the price, which is an estimate of the fair value price, as provided by an independent pricing service. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. In the event market quotations are not readily available, securities are valued according to procedures established by the Board of Trustees or are valued at fair value as determined in good faith by the Pricing Committee, whose members include at least one representative of the Adviser who is an officer of the Trust and at least one portfolio management professional of the subadviser responsible for managing the portion of the Fund whose securities require a fair value determination, or the Trust’s Valuation Committee. Securities whose value does not reflect fair value because a significant valuation event has occurred may be valued at fair value by the Pricing Committee or the Trust’s Valuation Committee. Investments in the Underlying Funds by both the Balanced Fund and Target Maturity Funds are valued at their net asset value as reported by the Underlying Funds.

Debt securities that have a remaining maturity of 60 days or less are valued at cost, plus or minus any amortized discount or premium. Under the amortized cost method of valuation, the security is initially valued at cost. Then, a Fund assumes a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon the sale of the security. When market quotations are not available, securities are valued at fair value as discussed above.

SHORT-TERM AND EXCESSIVE TRADING. The Trust and its Funds are designed for long-term investors. The Funds do not accommodate short-term or excessive trading and ask the insurance companies that offer the Funds for cooperation in discouraging such trading activity through their variable annuity contracts. Such trading may present risks to other shareholders of the Funds, including disruption of portfolio investment strategies, with potential resulting harm to investment performance, and increased trading costs or Fund expenses. Thus, such trading may negatively impact a Fund’s net asset value and result in dilution to long-term shareholders.

In an effort to protect long-term shareholders, the Board of Trustees has adopted policies and procedures which seek to deter short-term and excessive trading. Shares of the Funds are only held as the underlying investment for variable annuity contracts issued by insurance companies, and, as a result, the participating insurance companies, rather than the underlying contract owners, are the shareholders of the Funds. Accordingly, the Funds do not have access to information regarding trading activity by individual contract owners and therefore are unable to monitor individual contract owners for violations of the Funds’ policy. The Board has directed Wilshire to seek to have the participating insurance companies monitor the trading activity of the individual contract owners to detect and deter market timing and encourages such insurance companies to take appropriate actions to deter market timing.

TAX MATTERS

The following is intended to be a general summary of certain federal income tax consequences of investing in a Fund. It is not intended to be a complete discussion of all such federal income tax consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their own tax advisors concerning the federal, state, local or foreign tax consequences of an investment in a Fund.

Each Fund qualifies and intends to continue to qualify as a regulated investment company under the Code. In order to qualify as a regulated investment company under the Code, a Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities, or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in these stocks, securities or foreign currencies; (b) distribute at least 90% of its net investment income which includes short-term capital gains, and (c) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, government securities, the securities of other regulated investment companies and other securities limited in respect of any one issuer to 5% of the Fund’s total assets and to not more than 10% of the outstanding voting securities of that issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than government securities or the securities of other regulated investment companies) or of two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses.

The Funds are investment vehicles for the variable contracts of life insurance companies. The separate accounts which maintain the variable contracts must satisfy quarterly diversification requirements under Section 817(h) of the Code. These diversification requirements, which apply in addition to the diversification requirements imposed on the Funds by the 1940 Act, place limitations on the investments of each Fund that can be made in the securities of certain issuers. If Fund investments are not adequately diversified under Section 817(h), the earnings of all variable contracts invested, in whole or in part, in the Fund will be currently taxable to the variable contract owners.

As a regulated investment company, a Fund is not subject to federal income tax on its net investment income (including short-term capital gains) if it distributes all net investment income to its shareholders. A Fund will not be subject to federal income tax on any net capital gains (the excess of net long-term capital gains over net short-term capital losses) that are distributed as capital gain dividends. If, however, shares of a Fund are sold at a loss after being held six months or less, such loss will be considered a long-term capital loss to the extent of any capital gains distributions on such shares. However, a Fund would be subject to corporate income tax (currently imposed at a maximum rate of 35%) on any undistributed income. Each Fund intends to distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income and net capital gains. Amounts not distributed on a timely basis may be subject to a nondeductible 4% federal excise tax. To prevent imposition of this excise tax, each Fund must distribute, or be deemed to have distributed, during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the twelve month period ending on October 31 of the calendar year, and (3) all such ordinary income and capital gains for previous years that were not distributed during such years. Each Fund intends to make sufficient distributions on a timely basis to avoid the imposition of the excise tax.

A distribution will be treated as having been paid on December 31 if it is declared by a Fund in October, November or December and is paid in January of the following year. Accordingly, such distributions will be taxable to shareholders in the calendar year in which the distributions are declared.

If in any taxable year a Fund fails to qualify as a regulated investment company under the Code, such Fund would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify as a regulated investment company, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, would generally constitute ordinary dividends, which although eligible for the dividends received deduction available to corporate holders, would be taxable to all shareholders as ordinary income, even though such distributions might otherwise, at least in part, have been treated as long-term capital gains in such shareholders’ hands.

A Fund’s transactions, if any, in options, futures and foreign currency transactions are subject to special tax provisions that may accelerate or defer recognition of certain gains or losses, change the character of certain gains or losses or alter the holding periods of certain of the Fund’s securities.

The mark-to-market rules of the Code may require a Fund to recognize unrealized gains and losses on certain options and futures held by the Fund at the end of the fiscal year. Under these provisions, 60% of any capital gain net income or loss recognized will generally be treated as long-term and 40% as short-term. However, although certain forward contracts and futures contracts on foreign currency are marked to market, the gain or loss is generally ordinary under Section 988 of the Code. In addition, the straddle rules of the Code would require deferral of certain losses realized on positions of a straddle to the extent that a Fund had unrealized gains in offsetting positions at year end.

Foreign exchange gains and losses realized by the International Equity Fund in connection with certain transactions that involve foreign currency-denominated debt securities, certain foreign currency options, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing, and character of distributions to shareholders. For example, if a Fund sold a foreign stock or bond and part of the gain or loss on the sale was attributable to an increase or decrease in the value of a foreign currency, then the currency gain or loss may be treated as ordinary income or loss. The International Equity Fund may qualify for and make an election permitted under the “pass through” provisions of Section 853 of the Code, which allows a regulated investment company to have its foreign tax credit taken by its shareholders instead of on its own tax return. To be eligible for this credit, more than 50% of the value of the Fund’s total assets at the close of its taxable year must consist of stock or other securities in foreign corporations, and the Fund must have distributed at least 90% of its taxable income. If the International Equity Fund makes this election, it may not take any foreign tax credit, and may not take a deduction for foreign taxes paid. However, the Fund is allowed to include the amount of foreign taxes paid in a taxable year in its dividends-paid deduction. Each shareholder would then include in its gross income, and treat as paid by it, its proportionate share of the foreign taxes paid by the Fund.

Investment income derived from foreign securities may be subject to foreign income taxes withheld at the source. Because the amount of a Fund’s investments in various countries will change from time to time, it is not possible to determine the effective rate of such taxes in advance.

If the U.S. government were to impose any restrictions, through taxation or other means, on foreign investments by U.S. investors such as those to be made through the portfolio, the Board of Trustees will promptly review the policies of the International Equity Fund to determine whether significant changes in its investments are appropriate.

Public shareholders of the Equity Fund who sell or exchange their shares in such Fund will generally have a taxable transaction for federal income tax purposes. Holders who sell such shares will generally recognize gain or loss in an amount equal to the difference between the net proceeds of the sale and their adjusted tax basis in the shares sold. If such shares are held as a capital asset at the time of the sale, the gain or loss will be a capital gain or loss. Similarly, a redemption by the Equity Fund (including a redemption resulting from liquidation of the Fund), if any, of all the Fund’s shares actually and constructively held by a shareholder generally will give rise to capital gain or loss, provided that the redemption proceeds do not represent declared but unpaid dividends. Other redemptions may also give rise to capital gain or loss, but certain conditions imposed by the Code must be satisfied to achieve such treatment.

Non-U.S. investors not engaged in a U.S. trade or business with which their investment in a Fund is effectively connected will be subject to U.S. federal income tax treatment that is different from that described above and in the prospectus. Such investors may be subject to nonresident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8 or authorized substitute for Form W-8 is on file, to 30% backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the Fund.

Additionally, U.S. investors may be subject to a 28% “backup withholding” on distributions and proceeds payable to each investor who fail to provide such Fund with their correct taxpayer identification number or who fail to make required certifications or if the IRS instructs a Fund to do so.

The Short-Term Investment Fund and Small Cap Growth Fund intend to utilize provisions of the federal income tax laws which allow them to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains.

CAPITAL LOSS CARRY FORWARDS. On December 31, 2007 the following Funds had available for federal income tax purposes unused capital losses as follows:

Fund	Expiring December 31,
	2010	2012	2013	2014
Short-Term Investment Fund	$0	$572	$1,230	$168
Small Cap Growth Fund	2,873,880	0	0	0

The above discussion is only an abbreviated summary of the applicable provisions of the Code and is not intended as tax advice.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The following table sets forth, as of March 31, 2008, the capital stock holdings of each Fund known by the Fund to own, control or hold with power to vote 5% or more of its outstanding securities. Since the listed insurance company registered separate accounts’ voting rights are passed through to contract owners, the insurance companies themselves do not exercise voting control over the shares held in those accounts.

	Type of Ownership	% of Shares
EQUITY FUND:
Horace Mann Life Insurance Company Separate Account One Horace Mann Plaza Springfield, Illinois 62715	Record	60.06%

Wilshire VIT Balanced Fund c/o PFPC 760 Moore Road King of Prussia, PA 19406-1212	Record	29.26%

BALANCED FUND:
Horace Mann Life Insurance Company Separate Account One Horace Mann Plaza Springfield, Illinois 62715	Record	100.00%

INCOME FUND:
Wilshire VIT Balanced Fund c/o PFPC 760 Moore Road King of Prussia, PA 19406-1212	Record	75.05%

Horace Mann Life Insurance Company Separate Account One Horace Mann Plaza Springfield, Illinois 62715	Record	20.68%

SHORT-TERM INVESTMENT FUND:
Horace Mann Life Insurance Company Separate Account One Horace Mann Plaza Springfield, Illinois 62715	Record	40.51%

2015 Moderate Fund c/o PFPC 760 Moore Road King of Prussia, PA 19406	Record	23.41%

2025 Moderate Fund c/o PFPC 760 Moore Road King of Prussia, PA 19406	Record	15.45%
2010 Moderate Fund c/o PFPC 760 Moore Road King of Prussia, PA 19406	Record	10.27%
SMALL CAP GROWTH FUND:
Horace Mann Life Insurance Company Separate Account One Horace Mann Plaza Springfield, Illinois 62715	Record	94.22%
INTERNATIONAL EQUITY FUND:
Horace Mann Life Insurance Company Separate Account One Horace Mann Plaza Springfield, Illinois 62715	Record	92.57%
SOCIALLY RESPONSIBLE FUND:
Horace Mann Life Insurance Company Separate Account One Horace Mann Plaza Springfield, Illinois 62715	Record	100.00%
2010 MODERATE FUND
Horace Mann Life Insurance Company Separate Account One Horace Mann Plaza Springfield, Illinois 62715	Record	96.09%
2010 AGGRESSIVE FUND
Horace Mann Life Insurance Company Separate Account One Horace Mann Plaza Springfield, Illinois 62715	Record	100.00%
2010 CONSERVATIVE FUND
Horace Mann Life Insurance Company Separate Account One Horace Mann Plaza Springfield, Illinois 62715	Record	100.00%
2015 MODERATE FUND
Horace Mann Life Insurance Company Separate Account One Horace Mann Plaza Springfield, Illinois 62715	Record	96.05%
2025 MODERATE FUND
Horace Mann Life Insurance Company Separate Account One Horace Mann Plaza Springfield, Illinois 62715	Record	97.48%
2035 MODERATE FUND
Horace Mann Life Insurance Company Separate Account One Horace Mann Plaza Springfield, Illinois 62715	Record	96.52%

2045 MODERATE FUND
Horace Mann Life Insurance Company Separate Account One Horace Mann Plaza Springfield, Illinois 62715	Record	94.90%
Annuity Investors Life Insurance Co. 525 Vine Street Cincinnati, Ohio 45202	Record	5.10%

Horace Mann Life Insurance Company is organized under the laws of the State of Illinois and is a wholly-owned subsidiary of Allegiance Life Insurance Company, an Illinois-domiciled life insurance company. One hundred percent of the stock of Allegiance Life Insurance Company is held by Horace Mann Educators Corporation, an insurance holding company incorporated in Delaware.

GENERAL INFORMATION

As a Delaware statutory trust, the Trust is not required to hold annual shareholder meetings. However, special meetings may be called for purposes such as electing or removing trustees, changing fundamental policies or approving an investment advisory contract. If requested to do so by the holders of at least 10% of the Trust’s outstanding shares, the Trust will call a special meeting for the purpose of voting upon the question of removal of a trustee or trustees and will assist in the communications with other shareholders as if the Trust were subject to Section 16(c) of the 1940 Act. All shares of all series of the Trust are voted together in the election of trustees. On any other matter submitted to a vote of shareholders, shares are voted in the aggregate and not by the individual series, except that shares are voted by the individual series when required by the 1940 Act or other applicable law or when the Board of Trustees determines that the matter affects only the interests of one or more series, in which case shareholders of the unaffected series are not entitled to vote on such matters.

FINANCIAL STATEMENTS

The financial statements for the Equity Fund, Balanced Fund, Income Fund, Short-Term Investment Fund, Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund, and the Report of Independent Registered Public Accounting Firm thereon, are incorporated herein by reference from their annual report dated December 31, 2007. The financial statements for the Target Maturity Funds and the Report of Independent Registered Public Accounting Firm thereon, are incorporated herein by reference from the Target Maturity Funds’ annual report dated December 31, 2007. A copy of the annual report must be accompanied by or preceded by its applicable prospectus. Additional copies of the annual reports, including the Report of Independent Registered Public Accounting Firm, or the semi-annual report may be obtained, upon request and without charge, by contacting the offices of the Funds at 760 Moore Road, King of Prussia, Pennsylvania, 19406, or by telephoning 1-888-200-6796.

APPENDIX A

DESCRIPTION OF COMMERCIAL PAPER AND BOND RATINGS

COMMERCIAL PAPER RATINGS. Moody’s Investors Service, Inc., employs the designations “Prime-1”, “Prime-2” and “Prime-3” to indicate commercial paper having the highest capacity for timely repayment. Issuers rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity. Issues rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Standard & Poor’s Corporation’s ratings of commercial paper are graded into four categories ranging from “A” for the highest quality obligations to “D” for the lowest.

A — Issues assigned its highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with numbers 1, 2 and 3 to indicate the relative degree of safety.

A-1 — This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

A-2 — Capacity for timely payments on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated “A-1.”

Corporate Debt Securities. Moody’s Investors Service, Inc., rates the long-term debt securities issued by various entities from “Aaa” to “D.”

Aaa — Best quality. These securities carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large, or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, these changes are most unlikely to impair the fundamentally strong position of such issues.

Aa — High quality by all standards. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat greater.

A — Upper medium grade obligations. These bonds possess many favorable investment attributes. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa — Medium grade obligations. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Standard & Poor’s Corporation also rates the long-term securities debt of various entities in categories ranging from “AAA” to “D” according to quality.

AAA — Highest grade. They possess the ultimate degree of protection as to principal and interest. Marketwise, they move with interest rates and provide the maximum safety on all counts.

Aa — High grade. Generally, these bonds differ from AAA issues only in a small degree. Here, too, prices move with the long-term money market.

A — Have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB — Regarded as having adequate capacity to pay interest and repay principal. These bonds normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for debt in higher-rated categories.

A-1

APPENDIX B

AllianceBernstein

Statement of Policies and Procedures for

Proxy Voting

1.	Introduction

As a registered investment adviser, AllianceBernstein L.P. (“AllianceBernstein”, “we” or “us”) has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are in the best interests of our clients. Consistent with these obligations, we will disclose our clients’ voting records only to them and as required by mutual fund vote disclosure regulations. In addition, the proxy committees may, after careful consideration, choose to respond to surveys regarding past votes.

This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to AllianceBernstein’s growth, value and blend investment groups investing on behalf of clients in both US and non-US securities.

2.	Proxy Policies

This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients’ accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. AllianceBernstein reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients’ best interests. In reviewing proxy issues, we will apply the following general policies:

2.1. Corporate Governance

AllianceBernstein’s proxy voting policies recognize the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. We will vote for proposals providing for equal access to the proxy materials so that shareholders can express their views on various proxy issues. We also support the appointment of a majority of independent directors on key committees and separating the positions of chairman and chief executive officer. Finally, because we believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company, we will support shareholder proposals that request that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast.

2.2. Elections of Directors

Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors (or vote against in non-US markets) that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, we may abstain or vote against directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

2.3. Appointment of Auditors

AllianceBernstein believes that the company remains in the best position to choose the auditors and will generally support management’s recommendation. However, we recognize that there may be inherent conflicts when a company’s independent auditor performs substantial non-audit related services for the company. The Sarbanes-Oxley Act of 2002 prohibited certain categories of services by auditors to US issuers, making this issue less prevalent in the US. Nevertheless, in reviewing a proposed auditor, we will consider the fees paid for non-audit services relative to total fees as well as if there are other reasons to question the independence of the auditors.

2.4. Changes in Legal and Capital Structure

Changes in a company’s charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, AllianceBernstein will cast its votes in accordance with the company’s management on such proposals.

However, a satisfactory explanation of a company’s intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device. We will support shareholder proposals that seek to eliminate dual class voting structures.

2.5. Corporate Restructurings, Mergers and Acquisitions

AllianceBernstein believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of our research analysts that cover the company and our investment professionals managing the portfolios in which the stock is held.

2.6. Proposals Affecting Shareholder Rights

AllianceBernstein believes that certain fundamental rights of shareholders must be protected.

We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

2.7. Anti-Takeover Measures

AllianceBernstein believes that measures that impede corporate transactions such as takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or excessively or inappropriately dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover or anti-shareholder measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including the authorization of blank check preferred stock, classified boards and supermajority vote requirements) that appear to be anti-shareholder or intended as management entrenchment mechanisms.

2.8 Executive Compensation

AllianceBernstein believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered to company employees. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. In general, we will analyze the proposed plan to ensure that shareholder equity will not be excessively diluted taking into account shares available for grant under the proposed plan as well as other existing plans. We generally will oppose plans that have below market value grant or exercise prices on the date of issuance or permit repricing of underwater stock options without shareholder approval. Other factors such as the company’s performance and industry practice will generally be factored into our analysis. We generally will support shareholder proposals seeking additional disclosure of executive and director compensation. This policy includes proposals that seek to specify the measurement of performance based compensation. In addition, we will support proposals requiring managements to submit severance packages that exceed 2.99 times the sum of an executive officer’s base salary plus bonus that are triggered by a change in control to a shareholder vote. Finally, we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense that should be appropriately accounted for.

2.9. Social and Corporate Responsibility

AllianceBernstein will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

3.	Proxy Voting Procedures

3.1. Proxy Voting Committees

Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for AllianceBernstein and consider specific proxy voting matters as necessary. These committees periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the proxy committee will evaluate the proposal. In addition, the committees, in conjunction with the analyst that covers the company, may contact corporate management and interested shareholder groups and others as necessary to discuss proxy issues. Members of the committee include senior investment personnel and representatives of the Legal and Compliance Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to these policies.

3.2. Conflicts of Interest

AllianceBernstein recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, or we administer, who distributes AllianceBernstein sponsored mutual funds, or with whom we or an employee has another business or personal relationship that may affect how we vote on the issuer’s proxy. Similarly, AllianceBernstein may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only our clients’ best interests in mind. Additionally, we have implemented procedures to ensure that our votes are not the product of a material conflict of interests, including: (i) on an annual basis, the proxy committees will take reasonable steps to evaluate the nature of AllianceBernstein’s and our employees’ material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and any client that has sponsored or has material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of (including personal relationships) and any contact that they have had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of third party research services to ensure that our voting decision is consistent with our clients’ best interests.

Because under certain circumstances AllianceBernstein considers the recommendation of third party research services, the proxy committees will take reasonable steps to verify that any third party research service is in fact independent based on all of the relevant facts and circumstances. This includes reviewing the third party research service’s conflict management procedures and ascertaining among things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can make such recommendations in an impartial manner and in the best interests of our clients.

3.3. Proxies of Certain Non-US Issuers

Proxy voting in certain countries requires “share blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. Absent compelling reasons to the contrary,

AllianceBernstein believes that the benefit to the client of exercising the vote does not outweigh the cost of voting (i.e. not being able to sell the shares during this period). Accordingly, if share blocking is required we generally abstain from voting those shares.

In addition, voting proxies of issuers in non-US markets may give rise to a number of administrative issues that may prevent AllianceBernstein from voting such proxies. For example, AllianceBernstein may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets require AllianceBernstein to provide local agents with power of attorney prior to implementing AllianceBernstein’s voting instructions. Although it is AllianceBernstein’s policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-US issuers, we vote proxies on a best efforts basis.

3.4. Loaned Securities

Many clients of AllianceBernstein have entered into securities lending arrangements with agent lenders to generate additional revenue. AllianceBernstein will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

3.5. Proxy Voting Records

Clients may obtain information about how we voted proxies on their behalf by contacting their AllianceBernstein administrative representative. Alternatively, clients may make a written request for proxy voting information to: Mark R. Manley, Senior Vice President & Chief Compliance Officer, AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105.

BNY Mellon Asset Management

PROXY VOTING POLICY

(Approved: October 12, 2007)

1.	Scope of Policy - This Proxy Voting Policy has been adopted by certain of the investment advisory subsidiaries of The Bank of New York Mellon Corporation (“BNY Mellon”), the investment companies advised by such subsidiaries (the “Funds”), and the banking subsidiaries of BNY Mellon (BNY Mellon’s investment advisory and banking subsidiaries are hereinafter referred to individually as a “Subsidiary” and collectively as the “Subsidiaries”).

2.	Fiduciary Duty - We recognize that an investment adviser is a fiduciary that owes its clients a duty of utmost good faith and full and fair disclosure of all material facts. We further recognize that the right to vote proxies is an asset, just as the economic investment represented by the shares is an asset. An investment adviser’s duty of loyalty precludes the adviser from subrogating its clients’ interests to its own. Accordingly, in voting proxies, we will seek to act solely in the best financial and economic interests of our clients, including the Funds and their shareholders, and for the exclusive benefit of pension and other employee benefit plan participants. With regard to voting proxies of foreign companies, a Subsidiary weighs the cost of voting, and potential inability to sell, the shares against the benefit of voting the shares to determine whether or not to vote.

3.	Long-Term Perspective - We recognize that management of a publicly-held company may need protection from the market’s frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services.

4.	Limited Role of Shareholders - We believe that a shareholder’s role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its managers and voting on matters which properly come to a shareholder vote. We will carefully review proposals that would limit shareholder control or could affect shareholder values.

5.	Anti-takeover Proposals - We generally will oppose proposals that seem designed to insulate management unnecessarily from the wishes of a majority of the shareholders and that would lead to a determination of a company’s future by a minority of its shareholders. We will generally support proposals that seem to have as their primary purpose providing management with temporary or short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors and otherwise achieve identified long-term goals to the extent such proposals are discrete and not bundled with other proposals.

6.	“Social” Issues - On questions of social responsibility where economic performance does not appear to be an issue, we will attempt to ensure that management reasonably responds to the social issues. Responsiveness will be measured by management’s efforts to address the particular social issue including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. We will pay particular attention to repeat issues where management has failed in the intervening period to take actions previously committed to.

With respect to clients having investment policies that require proxies to be cast in a certain manner on particular social responsibility issues, proposals relating to such issues will be evaluated and voted separately by the client’s portfolio manager in accordance with such policies, rather than pursuant to the procedures set forth in section 7.

7.	Proxy Voting Process - Every voting proposal is reviewed, categorized and analyzed in accordance with our written guidelines in effect from time to time. Our guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in our policies on specific issues. Items that can be categorized will be voted in accordance with any applicable guidelines or referred to the BNY Mellon Proxy Policy Committee (the “Committee”), if the applicable guidelines so require. Proposals that cannot be categorized under the guidelines will be referred to the Committee for discussion and vote. Additionally, the Committee may review any proposal where it has identified a particular company, particular industry or particular issue for special scrutiny. The Committee will also consider specific interests and issues raised by a Subsidiary to the Committee, which interests and issues may require that a vote for an account managed by a Subsidiary be cast differently from the collective vote in order to act in the best interests of such account’s beneficial owners.

8.	Material Conflicts of Interest - We recognize our duty to vote proxies in the best interests of our clients. We seek to avoid material conflicts of interest through the establishment of our Committee structure, which applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, we engage a third party as an independent fiduciary to vote all proxies for BNY Mellon securities and Fund securities.

9.	Securities Lending - We seek to balance the economic benefits of engaging in lending securities against the inability to vote on proxy proposals to determine whether to recall shares, unless a plan fiduciary retains the right to direct us to recall shares.

10.	Recordkeeping - We will keep, or cause our agents to keep, the records for each voting proposal required by law.

11.	Disclosure - We will furnish a copy of this Proxy Voting Policy and any related procedures, or a description thereof, to investment advisory clients as required by law. In addition, we will furnish a copy of this Proxy Voting Policy, any related procedures, and our voting guidelines to investment advisory clients upon request. The Funds shall include this Proxy Voting Policy and any related procedures, or a description thereof, in their Statements of Additional Information, and shall disclose their proxy votes, as required by law. We recognize that the applicable trust or account document, the applicable client agreement, the Employee Retirement Income Security Act of 1974 (ERISA) and certain laws may require disclosure of other information relating to proxy voting in certain circumstances. This information will only be disclosed to those who have an interest in the account for which shares are voted, and after the shareholder meeting has concluded.

Copper Rock Capital Partners, LLC

Proxy Voting Policy

(as of December 2006)

When voting proxies on behalf of our clients, Copper Rock assumes a fiduciary responsibility to vote in our clients’ best interests. In addition, with respect to benefit plans under the Employee Retirement Income Securities Act of 1974 (ERISA), Copper Rock acknowledges its responsibility as a fiduciary to vote proxies prudently and solely in the best interest of plan participants and beneficiaries. So that it may fulfill these fiduciary responsibilities to clients, Copper Rock has adopted and implemented these written policies and procedures reasonably designed to ensure that it votes proxies in the best interest of clients.

Proxy Voting Guidelines

Copper Rock acknowledges it has a duty of care to its clients that requires it to monitor corporate events and vote client proxies. To assist in this effort, Copper Rock has retained Institutional Shareholder Services (ISS) to research and vote proxies. ISS provides proxy-voting analysis and votes proxies in accordance with predetermined guidelines. Relying on ISS to vote proxies ensures that Copper Rock votes in the best interest of its clients and insulates Copper Rock’s voting decisions from potential conflicts of interest.

There may be occasions when Copper Rock determines that not voting a proxy may be in the best interest of clients; for example, when the cost of voting the proxy exceeds the expected benefit to the client. There may also be times when clients have instructed Copper Rock not to vote proxies or direct Copper Rock to vote proxies in a certain manner. Copper Rock will maintain written instructions from clients with respect to directing proxy votes.

Copper Rock also reserves the right to override ISS vote recommendations under certain circumstances. Copper Rock will only do so if it believes that changing such vote is in the best interest of clients. All overrides will be approved by an executive officer of Copper Rock and will be documented with the reasons for voting against the ISS recommendation.

Conflicts of Interest

Occasions may arise during the voting process in which the best interest of clients conflicts with Copper Rock’s interests. In these situations ISS will continue to follow the same predetermined guidelines as formally agreed upon between Copper Rock and ISS before such conflict of interest existed. Conflicts of interest generally include (i) Copper Rock’s having has a substantial business relationship with, or actively soliciting business from, a company soliciting proxies or (ii) personal or family relationships involving employees of Copper Rock, such as a spouse who serves as a director of a public company. A conflict could also exist if a substantial business relationship exists with a proponent or opponent of a particular initiative.

If Copper Rock learns that a conflict of interest exists, the proxy coordinator will prepare a report to the Compliance Committee that identifies (i) the details of the conflict of interest, (ii) whether or not the conflict is material, and (iii) procedures to ensure that Copper Rock makes proxy voting decisions based on the best interests of clients. If Copper Rock determines that a material conflict exists, it will defer to ISS to vote the proxy in accordance with the predetermined voting policy.

Voting Policies

Copper Rock has adopted the proxy voting policies developed by ISS. The policies have been developed based on ISS’s independent, objective analysis of leading corporate governance practices and the support of long-term shareholder value. Copper Rock may change its policies from time to time without providing notice of changes to clients.

ISS proxy voting policies include:

Management Proposals: Proposals introduced by company management will generally be voted in accordance with management’s recommendations on the following types of routine management proposals:

•	Election of Directors (uncontested)

•	Approval of Independent Auditors

•	Executive Compensation Plans

•	Routine Corporate Structure, Share Issuance, Allocations of Income, Scrip Dividend Proposals, Increases in Capital or Par Value, and Share Repurchase Plans

Shareholder Proposals: At times shareholders will submit proposals that generally seek to change some aspect of a company’s corporate governance structure or its business operations. Proxies will generally be voted against proposals motivated by political, ethical or social concerns. Proposals will be examined solely from an economic perspective. Proxies will generally be voted with management in opposition to shareholder resolutions which could negatively impact the company’s ability to conduct business, and voted in support of the shareholder initiatives concerning the maximization of shareholder value.

Other (Non-Routine) Proposals: Non-routine proposals, introduced by company management or shareholders, are examined on a case-by-case basis. These are often more complex structural changes to a company such as a reorganization or merger, in which a variety of issues are considered including the benefits to shareholders’ existing and future earnings, preservation of shareholder value, financial terms of the transaction and the strategic rationale for the proposal. The following are examples of proposals that are voted on a case-by-case basis:

•	Reorganizations/Restructurings

•	Amendments to the Articles of Association

•	Non-Executive Director Compensation Proposals (cash and share based components)

•	Increasing Borrowing Powers

•	Debt Issuance Requests

Voting Process

Copper Rock has appointed the manager of operations to act as proxy coordinator. The proxy coordinator acts as coordinator with ISS ensuring proxies Copper Rock is responsible to vote are forwarded to ISS and overseeing that ISS is voting assigned client accounts and maintaining appropriate authorization and voting records.

After ISS is notified by the custodian of a proxy that requires voting and/or after ISS cross references its database with a routine download of Copper Rock holdings and determines a proxy requires voting, ISS will review the proxy and make a voting proposal based on the recommendations provided by ISS’s research group. Any electronic proxy votes will be communicated to the proxy solicitor by ISS’s Global Proxy Distribution Service and ADP’s Proxy Edge Distribution Service, while non-electronic ballots, or paper ballots, will be faxed, telephoned or sent via Internet. ISS assumes responsibility for the proxies to be transmitted for voting in a timely fashion and maintains a record of each vote, which is provided to Copper Rock on a quarterly basis. Copper Rock will make votes available to all separately managed accountholders upon request and will communicate votes to all mutual fund clients no less frequently than once a year.

Proxy Voting Record

Copper Rock’s proxy coordinator will maintain a record containing the following information regarding the voting of proxies: (i) the name of the issuer, (ii) the exchange ticker symbol, (iii) the CUSIP number, (iv) the shareholder meeting date, (v) a brief description of the matter brought to vote; (vi) whether the proposal was submitted by management or a shareholder, (vii) how ISS/Copper Rock voted the proxy (for, against, abstained); and (viii) whether the proxy was voted for or against management.

Obtaining a Voting Proxy Report

Clients may request a copy of these policies and procedures and/or a report on how their individual securities were voted by calling Copper Rock’s Head of Client Service, Lidney Motch, at (617) 369-7140. The report will be provided free of charge.

New York Life Investment Management

PROXY VOTING POLICY AND PROCEDURES

(Revised April 2008)

Introduction

New York Life Investment Management LLC (“NYLIM”) (the “Adviser”) has adopted these “Proxy Voting Policy and Procedures” (“Policy”) to ensure compliance with Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”) and Rule 30b1-4 under the Investment Company Act of 1940 and other applicable fiduciary obligations. The Policy is designed to provide guidance to portfolio managers and others in discharging the Adviser’s proxy voting duty, and to ensure that proxies are voted in the best interests of NYLIM’s clients.

II.	Statement of Policy

It is NYLIM’s policy, where proxy voting authority has been delegated to the Adviser by clients, that all proxies are voted in the best interest of the client without regard to the interests of the Adviser or other related parties. For purposes of the Policy, the “best interests of clients” shall mean, unless otherwise specified by the client, the clients’ best economic interests over the long term – that is, the common interest that all clients share in seeing the value of a common investment increase over time. It is further the policy of the Adviser that complete and accurate disclosure concerning its proxy voting policies and procedures and proxy voting records, as required by the Advisers Act, be made available to clients.

III.	Procedures

A.	Account Set-up and Review

Initially, the Adviser must determine whether the client seeks to retain the responsibility of voting proxies or seeks to delegate that responsibility to the Adviser. The responsibility to vote proxies and the guidelines that will be followed for such client will be specified in the client’s investment advisory contract with the Adviser. The client may choose to have the Adviser vote proxies in accordance with the Adviser’s standard guidelines (Appendix A), or the Adviser, in its discretion, may permit a client to modify the Adviser’s standard guidelines. Alternatively, the Adviser may decline to accept authority to vote such client’s proxies. Designated personnel within each portfolio management area will be responsible for ensuring that each new client’s account for which the client has delegated proxy voting authority is established on the appropriate systems.

B.	Proxy Voting

1.	Guidelines for Recurring Issues

The Adviser has adopted proxy voting guidelines as reflected in Appendix A (“Guidelines”) with respect to certain recurring issues. These Guidelines are reviewed on an annual basis by the Adviser’s Proxy Voting Committee and revised when the Proxy Voting Committee determines that a change is appropriate. These Guidelines are meant to convey the Adviser’s general approach to voting decisions on certain issues. Nevertheless the Adviser’s portfolio managers maintain responsibility for reviewing all proxies individually and making final decisions based on the merits of each case.

2.	Use of Third Party Proxy Service

In an effort to discharge its responsibility, the Adviser has examined third-party services that assist in the researching and voting of proxies and development of voting guidelines. After such review, the Adviser has selected RiskMetrics Group (“RiskMetrics”)– a proxy research and voting service – to assist it in researching and voting proxies. RiskMetrics helps institutional investors research the financial implications of proxy proposals and cast votes that will protect and enhance shareholder returns. The Adviser will utilize the research and analytical services, operational implementation and recordkeeping and reporting services provided by RiskMetrics will research each proxy and provide a recommendation to the Adviser as to how to vote on each issue based on its research of the individual facts and circumstances of the proxy issue and its application of its research findings to the Guidelines. For clients using proxy voting guidelines different from the Adviser’s Guidelines, the Adviser will instruct RiskMetrics to make its voting recommendations in accordance with such modified guidelines. RiskMetrics will cast votes in accordance with its recommendations unless instructed otherwise by a portfolio manager as set forth below.

3.	Review of Recommendations

The Adviser’s portfolio managers (or other designated personnel) have the ultimate responsibility to accept or reject any RiskMetrics proxy voting recommendation (“Recommendation”). Consequently, the portfolio manager or other appointed staff shall review and evaluate the Recommendation for each proxy ballot before RiskMetrics casts the vote, taking into account the Policy, the guidelines applicable to the account(s), and the best interests of the client(s). The portfolio manager shall override the Recommendation should he/she not believe that such Recommendation, based on all facts and circumstances, is in the best interest of the client(s). The Adviser will memorialize the basis for any decision to override a Recommendation or to abstain from voting, including the resolution of any conflicts as further discussed below. The Adviser may have different policies and procedures for different clients which may result in different votes. Also, the Adviser may choose not to vote proxies under the following circumstances:

•	If the effect on the client’s economic interests or the value of the portfolio holding is indeterminable or insignificant;

•	If the cost of voting the proxy outweighs the possible benefit; or

•	If a jurisdiction imposes share blocking restrictions which prevent the Adviser from exercising its voting authority.

4.	Addressing Material Conflicts of Interest

Prior to overriding a Recommendation, the portfolio manager (or other designated personnel) must complete the Proxy Vote Override Form, attached as Appendix B, and submit it to Compliance for determination as to whether a potential material conflict of interest exists between the Adviser and the client on whose behalf the proxy is to be voted (“Material Conflict”). Portfolio managers have an affirmative duty to disclose any potential Material Conflicts known to them related to a proxy vote. Material Conflicts may exist in situations where the Adviser is called to vote on a proxy involving an issuer or proponent of a proxy proposal regarding the issuer where the Adviser or an affiliated person of the Adviser also:

•	Manages the issuer’s or proponent’s pension plan;

•	Administers the issuer’s or proponent’s employee benefit plan;

•	Provided brokerage, underwriting, insurance or banking services to the issuer or proponent; or

•	Manages money for an employee group.

Additional Material Conflicts may exist if an executive of the Adviser or its control affiliates is a close relative of, or has a personal or business relationship with:

•	An executive of the issuer or proponent;

•	A director of the issuer or proponent;

•	A person who is a candidate to be a director of the issuer;

•	A participant in the proxy contest; or

•	A proponent of a proxy proposal.

Material Conflicts based on business relationships or dealings of affiliates of the Adviser will only be considered to the extent that the applicable portfolio management area of the Adviser has actual knowledge of such business relationships. Whether a relationship creates a Material Conflict will depend on the facts and circumstances. Even if these parties do not attempt to influence the Adviser with respect to voting, the value of the relationship to the Adviser can create a Material Conflict.

Material Conflicts may exist when the Adviser manages a separate account, a fund or other collective investment vehicle that invests in affiliated funds. When the Adviser receives proxies in its capacity as a shareholder of an underlying fund, the Adviser will vote in accordance with the recommendation of an independent service provider applying the Adviser’s pre-determined guidelines. If there is no relevant pre-determined guideline, the Adviser will vote in accordance with the recommendation of the independent service provider. If the independent service provider does not provide a recommendation, the Adviser then may address the conflict by “echoing” or “mirroring” the vote of the other shareholders in those underlying funds.

If Compliance determines that there is no potential Material Conflict mandating a voting recommendation from the Proxy Voting Committee, the portfolio manager may override the Recommendation and vote the proxy issue as he/she determines is in the best interest of clients. If Compliance determines that there exists or may exist a Material Conflict, it will refer the issue to the Proxy Voting Committee for consideration. The Proxy Voting Committee will consider the facts and circumstances of the pending proxy vote and the potential or actual Material Conflict and make a determination as to how to vote the proxy – i.e., whether to permit or deny the override of the Recommendation, or whether to take other action, such as delegating the proxy vote to an independent third party or obtaining voting instructions from clients. In considering the proxy vote and potential Material Conflict, the Committee may review the following factors, including but not limited to:

•	The percentage of outstanding securities of the issuer held on behalf of clients by the Adviser.

•	The nature of the relationship of the issuer with the Adviser, its affiliates or its executive officers.

•	Whether there has been any attempt to directly or indirectly influence the portfolio manager’s decision.

•	Whether the direction (for or against) of the proposed vote would appear to benefit the Adviser or a related party.

•	Whether an objective decision to vote in a certain way will still create a strong appearance of a conflict.

The Adviser may not abstain from voting any such proxy for the purpose of avoiding conflict.

In the event RiskMetrics itself has a conflict and thus, is unable to provide a recommendation, the portfolio manager will make a voting recommendation and complete a Proxy Vote Override Form. Compliance will review the form and if it determines that there is no potential Material Conflict mandating a voting recommendation from the Proxy Voting Committee, the portfolio manager may instruct RiskMetrics to vote the proxy issue as he/she determines is in the best interest of clients. If Compliance determines that there exists or may exist a Material Conflict, it will refer the issue to the Proxy Voting Committee for consideration.

5.	Lending

The Adviser will monitor upcoming meetings and call stock loans, if applicable, in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. In determining whether to call stock loans, the relevant portfolio manager(s) shall consider whether the benefit to the client in voting the matter outweighs the benefit to the client in keeping the stock on loan.

6.	Use of Subadvisers

To the extent that the Adviser may rely on subadvisers, whether affiliated or unaffiliated, to manage any client account on a discretionary basis, the Adviser may delegate responsibility for voting proxies to the subadvisers. However, such subadvisers will be required either to follow the Policy and Guidelines or to demonstrate that their proxy voting policies and procedures are consistent with this Policy and Guidelines or otherwise implemented in the best interests of the Adviser’s clients and appear to comply with governing regulations.

C.	Proxy Voting Committee

The Proxy Voting Committee will consist of representatives from various functional areas within the Adviser. It will meet annually and as needed to address potential Material Conflicts as further described above.1 The Proxy Voting Committee will have the following responsibilities:

•	Review potential Material Conflicts and decide (by majority vote) whether to approve override requests made by portfolio managers.

•	Annually review the Guidelines for voting on recurring matters and make revisions as it deems appropriate.

•	Recommend and adopt changes to the Policy as needed.

[1]

The Proxy Voting Committee will initially consist of the members of the NYLIM LLC Compliance Committee. The participation of five members of the Proxy Voting Committee in any meeting will constitute a quorum.

•	Annually review all portfolio manager overrides.

•	Annually review RiskMetrics reports, including Votes Against Management Reports and the RiskMetrics Post-Season Report.

•	Annually review the performance of RiskMetrics and determine whether the Adviser should continue to retain RiskMetrics’ services.

•	Review the Adviser’s voting record (or applicable summaries of the voting record).

•	Review sub-advisers’ voting records (or applicable summaries of the voting records).

•	Oversee compliance with the regulatory disclosure requirements.

•	Report annually to the investment company boards on proxy voting matters, including:

•	Overrides of Recommendations

•	Proxy Voting Committee action on potential Material Conflicts

•	Any changes to the Policy or Guidelines

•	Comments on the proxy voting records for the funds

•	Compliance with disclosure requirements

•	Compliance reports as to reviews by Compliance of overrides

III.	Compliance Monitoring

A.	Monitoring of Overrides

Compliance will periodically review RiskMetrics reports of portfolio manager overrides to confirm that proper override and conflict checking procedures were followed.

Supervisory Review

The designated supervisor for each portfolio management area will be responsible for ensuring that portfolio managers are acting in accordance with this Policy. Supervisors must approve all portfolio manager requests for overrides and evidence such approval by signing the completed Proxy Override Request Form. Compliance will review proxy voting activity as part of its quarterly meetings with each designated supervisor.

Oversight of Sub-advisers

Compliance will annually review the proxy voting policies and procedures of the Adviser’s sub-advisers and report to the Proxy Voting Committee its view as to whether such policies and procedures appear to comply with governing regulations. The Proxy Voting Committee will further review the voting records of the Adviser’s sub-advisers.

Compliance Reporting to Fund Boards

Each quarter, Compliance will report to each investment company board of directors or trustees for which the Adviser acts as adviser all proxy votes involving the relevant mutual fund in which the Adviser has overridden the Recommendation, and include a description of the reason for the override and whether such override involved a potential material conflict and participation of the Proxy Voting Committee.

Annually, the Proxy Voting Committee will provide the fund boards with a report of relevant proxy voting matters, such as any proposed changes to the proxy voting policy or guidelines, comments on the voting record of the funds (e.g., votes against management), and any votes presenting Material Conflicts.

IV.	Client Reporting

A.	Disclosure to Advisory Clients

The Adviser will provide a copy of this Policy and the Guidelines upon request from a client. In addition, the Adviser will provide any client who makes a written or verbal request with a copy of a report disclosing how the Adviser voted securities held in that client’s portfolio. Reports will be available for each twelve month period from July 1 to June 30 of the following year. The report will be produced using RiskMetrics Proxy Master software and will generally contain the following information:

•	The name of the issuer of the security:

•	The security’s exchange ticker symbol;

•	The security’s CUSIP number;

•	The shareholder meeting date;

•	A brief identification of the matter voted on;

•	Whether the matter was proposed by the issuer of by a security holder;

•	Whether the Adviser cast its vote on the matter;

•	How the Adviser voted; and

•	Whether the Adviser voted for or against management.

B.	Investment Company Disclosures

For each investment company that the Adviser manages, the Adviser will ensure that the proxy voting record for the twelve-month period ending June 30 for each registered investment company is properly reported on Form N-PX no later than August 31 of each year. The Adviser will also ensure that each such fund states in its Statement of Additional Information (“SAI”) and its annual and semiannual report to shareholders that information concerning how the fund voted proxies relating to its portfolio securities for the most recent twelve-month period ending June 30, is available through the fund’s website and on the SEC’s website.

The Adviser will ensure that proper disclosure is made in each fund’s SAI describing the policies and procedures used to determine how to vote proxies relating to such fund’s portfolio securities. The Adviser will further ensure that the annual and semiannual report for each fund states that a description of the fund’s proxy voting policies and procedures is available: (1) without charge, upon request, by calling a specified toll-free telephone number; (2) on the fund’s website; and (3) on the SEC’s website.

V.	Recordkeeping

Either the Adviser or RiskMetrics as indicated below will maintain the following records:

•	A copy of the Policy and Guidelines (Adviser);

•	A copy of each proxy statement received by the Adviser regarding client securities (RiskMetrics);

•	A record of each vote cast by the Adviser on behalf of a client (RiskMetrics);

•

A copy of all documents created by the Adviser that were material to making a decision on the proxy voting, (or abstaining from voting) of client securities or that memorialize the basis for that decision including the resolution of any conflict, a copy of all Proxy Vote Override Forms and all supporting documents (RiskMetrics and Adviser);

•

A copy of each written request by a client for information on how the Adviser voted proxies on behalf of the client, as well as a copy of any written response by the Adviser to any request by a client for information on how the adviser voted proxies on behalf of the client. Records of oral requests for information or oral responses will not be kept. (Adviser); and

•	Minutes of Proxy Voting Committee meetings with supporting documents. (Adviser)

Such records must be maintained for at least six years.

Attachments:

Proxy Vote Override Form

Proxy Voting Guidelines on Recurring Issues

Proxy Vote Override Form

Portfolio Manager Requesting Override:    _________________________

Security Issuer: ______________________                    Ticker symbol:________________________

Cusip #: ______________        # of Shares held:_________________

Percentage of outstanding shares held: _______________

Type of accounts holding security:	Mutual Funds (name each fund): ___ Separate Accounts (specify number): ____ NYLIC/NYLIAC General Account: _____ Other (describe): _________

Applicable Guidelines (check one):	☐ NYLIM Standard
☐ Other (specify): __________________

Shareholder Meeting Date: ___________________

Response Deadline: ______________________

Brief Description of the Matter to be Voted On:

____________________________

Proposal Type (check one):         ☐    Management Proposal

☐     Shareholder Proposal (identify proponent: ____________________________________)

Recommended vote by issuer’s management (check one):        ☐    For         ☐    Against

Recommended vote by RiskMetrics (check one):         ☐    For         ☐    Against         ☐    Abstain

                                                                                  ☐    No Recommendation

Portfolio manager recommended vote (check one):         ☐    For         ☐    Against         ☐    Abstain

Describe in detail why you believe this override is in the client’s best interest (attach supporting documentation):

Are you aware of any relationship between the issuer, or its officers or directors, and New York Life Investment Management or any of its affiliates?

☐     No        ☐    Yes (describe below)

_________________________________

Are you aware of any relationship between the issuer, including its officers or directors, and any executive officers of New York Life Investment Management or any of its affiliates?

☐    No        ☐    Yes (describe below)

_________________________________

Are you aware of any relationship between the proponents of the proxy proposal (if not the issuer) and New York Life Investment Management or any of its affiliates?

☐    No        ☐    Yes (describe below)

_________________________________

Are you aware of any relationship between the proponents of the proxy proposal (if not the issuer) and any executive officers of New York Life Investment Management or any of its affiliates?

☐    No        ☐    Yes (describe below)

_________________________________

Has anyone (outside of your portfolio management area) contacted you in an attempt to influence your decision to vote this proxy matter?

☐    No        ☐    Yes

If yes, please describe below who contacted you and on whose behalf, the manner in which you were contacted (such as by phone, by mail, as part of group, individually etc.), the subject matter of the communication and any other relevant information, and attach copies of any written communications.

_______________________

Are you aware of any facts related to this proxy vote that may present a potential conflict of interest with the interests of the client(s) on whose behalf the proxies are to be voted?

☐    No        ☐    Yes (describe below)

_________________________________

Certification:

The undersigned hereby certifies to the best of his or her knowledge that the above statements are complete and accurate, and that such override is in the client’s best interests without regard to the interests of NYLIM or any related parties.

Date:
Name: Title:

Supervisor Concurrence with Override Request:

Date:
Name: Title:

Compliance Action:

☐ Override approved ☐ Referred to Proxy Voting Committee	Date:
Name: Title:

PanAgora Asset Management, Inc.

PROXY VOTING POLICY

Introduction

PanAgora Asset Management (“PanAgora”) seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way that PanAgora believes will maximize the monetary value of each portfolio’s holdings. PanAgora takes the view that this will benefit our direct clients and, indirectly, the ultimate owners and beneficiaries of those clients.

Oversight of the proxy voting process is the responsibility of the Investment Committee. The Investment Committee reviews and approves amendments to the PanAgora Proxy Voting Policy and delegates authority to vote in accordance with this policy to its third party proxy voting service. PanAgora retains the final authority and responsibility for voting. In addition to voting proxies, PanAgora:

1)	describes its proxy voting procedures to its clients in Part II of its Form ADV;

2)	provides the client with this written proxy policy, upon request;

3)	discloses to its clients how they may obtain information on how PanAgora voted the client’s proxies;

4)	generally applies its proxy voting policy consistently and keeps records of votes for each client in order to verify the consistency of such voting;

5)	documents the reason(s) for voting for all non-routine items; and

6)	keeps records of such proxy votes.

Process

PanAgora’s Chief Compliance Officer is responsible for monitoring proxy voting. As stated above, oversight of the proxy voting process is the responsibility of the Investment Committee, which retains oversight responsibility for all investment activities of PanAgora.

In order to facilitate our proxy voting process, PanAgora retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process. The Chief Compliance Officer has delegated the responsibility of working with this firm to the Compliance Manager responsible for oversight of PanAgora’s third party proxy agent, for ensuring that proxies are submitted in a timely manner.

All proxies received on behalf of PanAgora clients are forwarded to our proxy voting firm. If (i) the request falls within one of the guidelines listed below, and (ii) there are no special circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to our proxy voting firm’s guidelines as adopted by the Investment Policy Committee.

However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by our policies. These proxies are identified through a number of methods, including but not limited to notification from our third party proxy voting specialist, concerns of clients or portfolio managers, and questions from consultants.

In instances of special circumstances or issues not directly addressed by our policies, one of the Co-Chairmen of the Investment Committee is consulted by the Chief Compliance Officer for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of PanAgora. If a Co-Chairman of the Investment Committee determines that there is a material conflict, the process detailed below under “Potential Conflicts” is followed. If there is no material conflict, the Co-Chairman will examine each of the issuer’s proposals in detail in seeking to determine what vote would be in the best interests of our clients. At this point, a Co-Chairman of the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolio’s holdings. However, either Co-Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy.

PanAgora also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers.

Potential Conflicts

As discussed above under Process, from time to time, PanAgora will review a proxy that presents a potential material conflict. An example could arise when PanAgora has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship.

As a fiduciary to its clients, PanAgora takes these potential conflicts very seriously. While PanAgora’s only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients’ best interests and are not affected by PanAgora’s potential conflict, there are a number of courses PanAgora may take. The final decision as to which course to follow shall be made by the Investment Committee.

Casting a vote which simply follows PanAgora’s pre-determined policy eliminates PanAgora’s discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that PanAgora believes more active involvement is necessary, a Co-Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, PanAgora may employ the services of a third party, wholly independent of PanAgora, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations the Investment Committee may determine that the employment of a third party is unfeasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of PanAgora’s clients, shall be formalized in writing. As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients’, and not PanAgora’s, best interests.

Recordkeeping

In accordance with applicable law, PanAgora shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in PanAgora’s office:

1)	PanAgora’s Proxy Voting Policy and any additional procedures created pursuant to such Policy;

2)	a copy of each proxy statement PanAgora receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do);

3)	a record of each vote cast by PanAgora (note: this requirement may be satisfied by a third party who has agreed in writing to do so);

4)	a copy of any document created by PanAgora that was material in making its voting decision or that memorializes the basis for such decision; and

5)	a copy of each written request from a client, and response to the client, for information on how PanAgora voted the client’s proxies.

Disclosure of Client Voting Information

Any client of PanAgora who wishes to receive information on how their proxies were voted should contact its Client Service Manager.

Pzena Investment Management, LLC

Amended and Restated

Proxy Voting Policies and Procedures

Effective July 1, 2003

and

Further amended March 15, 2004, August 1, 2004 and July 19, 2006

I.	Requirements Described

A. Investment Advisers Act Requirements. Although the Investment Advisers Act of 1940, as amended (the “Advisers Act”), does not explicitly require that a registered investment adviser vote client-owned shares on behalf of its clients, the SEC contends that the adviser’s fiduciary duty extends to voting (as well as trading) and requires that, if the adviser has the obligation to vote shares beneficially owned by its clients, the adviser vote in the best interest of clients. In addition, Rule 206(4)-6 of the Advisers Act requires an investment adviser who exercises voting authority over client proxies to adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interest of clients, to disclose to clients information about those policies and procedures, to disclose to clients how they may obtain information on how the adviser has voted their proxies, and to maintain certain records relating to proxy voting.

B. United Kingdom Code of Conduct Considerations. Certain offshore clients have contractually obligated PIM to vote proxies and take other corporate actions consistent with the UK Combined Code of Practice. This Combined Code is the UK equivalent of to the Sarbanes-Oxley Act. The Combined Code is mostly a prudential guide setting out the kinds of things investment firms should be watching out for in their portfolio companies in order to ensure shareholders derive value from their investments. With respect to proxy voting, the Combined Code emphasizes that investment advisers have a responsibility to make considered use of their votes. Best practice recommendations under the Combined Code for fulfilling this duty include meetings between the investment adviser and senior management of portfolio companies, and monitoring of portfolio companies’ (1) governance arrangements (particularly those relating to board composition, structure, accountability and independence), (2) management compensation arrangements, (3) financial reporting; (4) internal controls, and (5) approach to corporate social responsibility.

C. ERISA Considerations. The Department of Labor has taken the position that an investment adviser managing pension plan assets generally has the responsibility to vote shares held by the plan and subject to the investment adviser’s management, unless this responsibility is specifically allocated to some other person pursuant to the governing plan documents. The following principles apply to voting responsibilities of an investment adviser with respect to shares held on behalf of an ERISA pension plan:

1.	Responsibility for voting should be clearly delineated between the adviser and the trustee or other plan fiduciary that appointed the adviser.

2.	An adviser with voting authority must take reasonable steps to ensure that it has received all proxies for which it has voting authority and must implement appropriate reconciliation procedures.

3.	In voting, an investment adviser must act prudently and solely in the interests of pension plan participants and beneficiaries. An investment adviser must consider factors that would affect the value of the plan’s investments and may not subordinate the interests of plan participants and beneficiaries in their retirement income to unrelated objectives, such as social considerations. (However, other Department of Labor pronouncements in the context of investment decisions indicate that social considerations may be used in making investment decisions to select among investments of equal risk and return.)

4.	No one can direct the investment manager’s vote on a specific issue or on a specific company unless that contingency is provided for in writing and the person giving such direction is a named fiduciary of the plan.

5.	The client must periodically monitor the adviser’s voting activities, and both the client’s monitoring activities and the adviser’s voting activities (including the votes cast in each particular case) must be documented.

II.	Procedures

A.	Introduction

As of October 1, 2001, PIM (“PIM”) began subscribing to a proxy monitor and voting agent service offered by Institutional Shareholder Services, Inc. (“ISS”). Under the written agreement between ISS and PIM, ISS provides a proxy analysis with research and a vote recommendation for each shareholder meeting of the companies in our separately managed account client portfolios and the U.S. companies in the Pzena Investment Management International—Pzena Global Value Service portfolio. They also vote, record and generate a voting activity report for our clients and offer a social investment research service which enables us to screen companies for specific issues (e.g., tobacco, alcohol, gambling). The provision of these services became operational as of November 15, 2001. PIM retains responsibility for instructing ISS how to vote, and we still apply our own guidelines as set forth herein when voting. If PIM does not issue instructions for a particular vote, the default is for ISS to mark the ballots in accordance with these guidelines (when they specifically cover the item being voted on), and with management (when there is no PIM policy covering the vote).2

PIM personnel continue to be responsible for entering all relevant client and account information (e.g., changes in client identities and portfolio holdings) in the Indata system. A direct link download has been established between PIM and ISS providing data from the Indata System. ISS assists us with our recordkeeping functions, as well as the mechanics of voting. As part of ISS’s recordkeeping/administrative function, they receive and review all proxy ballots and other materials, and generate reports regarding proxy activity during specified periods, as requested by us. To the extent that the Procedures set forth in the Section II are carried out by ISS, PIM will periodically monitor ISS to insure that the Procedures are being followed and will conduct random tests to verify that proper records are being created and retained as provided in Section 4 below.

B.	Compliance Procedures

PIM’s standard Investment Advisory Agreement provides that until notified by the client to the contrary, PIM shall have the right to vote all proxies for securities held in that client’s account. In those instances where PIM does not have proxy voting responsibility, it shall forward to the client or to such other person as the client designates any proxy materials received by it. In all instances where PIM has voting responsibility on behalf of a client, it follows the procedures set forth below. The Director of Research is responsible for monitoring the PIM Analyst’s compliance with such procedures when voting. The Chief Compliance Officer is responsible for monitoring overall compliance with these procedures.

C.	Voting Procedures

1.	Determine Proxies to be Voted

Based on the information provided by PIM via the direct link download established between PIM and ISS mentioned above, ISS shall determine what proxy votes are outstanding and what issues are to be voted on for all client accounts. Proxies received by ISS will be matched against PIM’s records to verify that each proxy has been received. If a discrepancy is discovered, ISS will use reasonable efforts to resolve it, including calling PIM and/or applicable Custodians. Pending votes will be forwarded first to the firm’s Chief Compliance Officer who will perform the conflicts checks described in Section 2 below. Once the conflicts checks are completed, the ballots and supporting proxy materials will be returned to the Proxy Coordinator who will forward them on to the Analyst who is responsible for the Company soliciting the proxy. Specifically, the Analyst will receive a red folder containing the proxy statement, a printout of the Company’s Annual Report, the proxy analysis by ISS, a blank disclosure of personal holdings form, and one or more vote record forms.3 The Analyst will then mark his/her voting decision on the Vote Record Form, initial this form to verify his/her voting instructions, and return the red folder to the Proxy Coordinator who will then enter the vote into the ISS/Proxy Monitor System. Any notes or other materials prepared or used by the Analyst in making his/her voting decision shall also be filed in the red folder.

If an Analyst desires to vote against management or contrary to the guidelines set forth in this proxy voting policy or the written proxy voting policy designated by a specific client, the Analyst will discuss the vote with the Chief Executive Officer and/or Director of Research and the Chief Executive Officer and/or Director of Research shall determine how to vote the proxy based on the Analyst’s recommendation and the long term economic impact such vote will have on the securities held in client accounts. If the Chief Executive Officer and/or Director of Research agree with the Analyst recommendation and determines that a contrary vote is advisable the Analyst will provide written documentation of the reasons for the vote (by putting such documentation in the red folder and/or e-mailing such documentation to the Proxy

1	This default was phased in during early 2002 in order to give ISS time to customize their system. If we did not issue instructions for a particular proxy during the phase-in period. ISS marked the affected ballots based on the recommendations issued by ISS for that vote.

2	A separate ballot and vote record form may be included in the red folder if the company soliciting the proxy is included in the portfolio of a client who has designated specific voting guidelines in writing to PIM which vary substantially from these policies and if the Custodian for that client does not aggregate ballots before sending them to ISS. In such event, the Analyst shall evaluate and vote such ballot on an individual basis in accordance with the applicable voting guidelines.

Coordinator and General Counsel/Chief Compliance Officer for filing.) When the Analyst has completed all voting, the Analyst will return the red folder to the Proxy Coordinator who will enter the votes in the ISS system. Votes may not be changed once submitted to ISS unless such change is approved in writing by both the Chief Compliance Officer and the Director of Research.

2.	Identify Conflicts and Vote According to Special Conflict Resolution Rules

The primary consideration is that PIM act for the benefit of its clients and place its client’s interests before the interests of the firm and its principals and employees. The following provisions identify potential conflicts of interest that are relevant to and most likely to arise with respect to PIM’s advisory business and its clients, and set forth how we will resolve those conflicts. In the event that the Research Analyst who is responsible for the Company soliciting a particular proxy has knowledge of any facts or circumstances which the Analyst believes are or may appear be a material conflict, the Analyst will advise PIM’s Chief Compliance Officer, who will convene a meeting of the proxy committee to determine whether a conflict exists and how that conflict should be resolved.

a. PIM has identified the following areas of potential concern:

•	Where PIM manages any pension or other assets of a publicly traded company, and also holds that company’s or an affiliated company’s securities in one or more client portfolios.

•	Where PIM manages the assets of a proponent of a shareholder proposal for a company whose securities are in one or more client portfolios.

•

Where PIM has a client relationship with an individual who is a corporate director, or a candidate for a corporate directorship of a public company whose securities are in one or more client portfolios.

•

Where a PIM officer, director or employee, or an immediate family member thereof is a corporate director, or a candidate for a corporate directorship of a public company whose securities are in one or more client portfolios. For purposes hereof, an immediate family member shall be a spouse, child, parent, or sibling.

b. To address the first potential conflict identified above, PIM’s Chief Compliance Officer will maintain a list of public company clients that will be updated regularly as new client relationships are established with the firm. Upon receipt of each proxy to be voted for clients, the Proxy Coordinator will give the ballot and supporting proxy materials to PIM’s Chief Compliance Officer who will check to see if the company soliciting the proxy is also on the public company client list. If the company soliciting the vote is on our public company client list and PIM still manages pension or other assets of that company, the Chief Compliance Officer will note this in the red folder so that the Analyst responsible for voting the proxy will vote the proxy in accordance with the special rules set forth in Subsection f of this Section 2.

c. To address the second potential conflict identified above, PIM’s Chief Compliance Officer (with the assistance of PIM’s Director of Operations during the busy proxy season—March through June) will check the proxy materials to see if the proponent of any shareholder proposal is one of PIM’s clients (based on the client list generated by our Portfolio Management System, Indata). If the proponent of a shareholder proposal is a PIM client, the Chief Compliance Officer will note this in the red folder so that the Analyst responsible for voting the proxy will vote the proxy in accordance with the special rules set forth in Subsection f of this Section 2.

d. To address the third potential conflict identified above, PIM’s Chief Compliance Officer (with the assistance of PIM’s Director of Operations during the busy proxy season—March through June) will check the proxy materials to see if any corporate director, or candidate for a corporate directorship of a public company whose securities are in one or more client portfolios is one of PIM’s individual clients (based on the client list generated by our Portfolio Management System, Indata). For purposes of this check, individual clients shall include natural persons and testamentary or other living trusts bearing the name of the grantor, settlor, or beneficiary thereof. If a director or director nominee is a PIM client, the Chief Compliance Officer will note this in the red folder so that the Analyst responsible for voting the proxy will vote the proxy in accordance with the special rules set forth in Subsection f of this Section 2.

e. To address the fourth potential conflict identified above, PIM’s Chief Compliance Officer (with the assistance of PIM’s Director of Operations during the busy proxy season—March through June) will check the proxy materials to see if any corporate director, or candidate for a corporate directorship of a public company whose securities are in one or more client portfolios is a PIM officer, director or employee or an immediate family member thereof (based on the written responses of PIM personnel to an annual questionnaire in this regard). If a director or director nominee is a PIM officer, director or employee or an immediate family member thereof, the Chief Compliance Officer will note this in the red folder so that the Analyst responsible for voting the proxy will vote the proxy in accordance with the special rules set forth in Subsection f of this Section 2.

f. The following special rules shall apply when a conflict is noted in the red folder:

i. In all cases where PIM manages the pension or other assets of a publicly traded company, and also holds that company’s or an affiliated company’s securities in one or more client portfolios, PIM will have no discretion to vote any portion of the proxy, but will defer to the recommendation(s) of ISS in connection therewith and will vote strictly according to those recommendations.

ii. The identity of the proponent of a shareholder proposal shall not be given any substantive weight (either positive or negative) and shall not otherwise influence an Analyst’s determination whether a vote for or against a proposal is in the best interests of PIM’s clients.

iii. If PIM has proxy voting authority for a client who is the proponent of a shareholder proposal and PIM determines that it is in the best interests of its clients to vote against that proposal, a designated member of PIM’s client service team will notify the client-proponent and give that client the option to direct PIM in writing to vote the client’s proxy differently than it is voting the proxies of its other clients.

iv. If the proponent of a shareholder proposal is a PIM client whose assets under management with PIM constitute 30% or more of PIM’s total assets under management, and PIM has determined that it is in the best interests of its clients to vote for that proposal, PIM will disclose its intention to vote for such proposal to each additional client who also holds the securities of the company soliciting the vote on such proposal and for whom PIM has authority to vote proxies. If a client does not object to the vote within 3 business days of delivery of such disclosure, PIM will be free to vote such client’s proxy as stated in such disclosure.

v. In all cases where PIM manages assets of an individual client and that client is a corporate director, or candidate for a corporate directorship of a public company whose securities are in one or more client portfolios, PIM will have no discretion to vote any portion of the proxy, but will defer to the recommendation(s) of ISS in connection therewith and will vote strictly according to those recommendations.

vi. In all cases where a PIM officer, director or employee, or an immediate family member thereof is a corporate director, or a candidate for a corporate directorship of a public company whose securities are in one or more client portfolios, PIM will have no discretion to vote any portion of the proxy, but will defer to the recommendation(s) of ISS in connection therewith and will vote strictly according to those recommendations.

Notwithstanding any of the above special rules to the contrary, in the extraordinary event that it is determined by unanimous vote of the Director of Research, the Chief Executive Officer, and the Research Analyst covering a particular company that the ISS recommendation on a particular proposal to be voted is materially adverse to the best interests of the clients, then in that event, the following alternative conflict resolution procedures will be followed:

A designated member of PIM’s client service team will notify each client who holds the securities of the company soliciting the vote on such proposal and for whom PIM has authority to vote proxies, and disclose all of the facts pertaining to the vote (including, PIM’s conflict of interest, the ISS recommendation, and PIM’s recommendation). The client then will be asked to direct PIM how to vote on the issue. If a client does not give any direction to PIM within 3 business days of delivery of such disclosure, PIM will be free to vote such client’s proxy in the manner it deems to be in the best interest of the client.

When PIM’s conflicts resolution policies call for PIM to defer to ISS recommendations, PIM will make a case-by-case evaluation of whether this deferral is consistent with its fiduciary obligations by inquiring about and asking for representations from ISS on any potential conflicts it has or may have with respect to the specific vote. PIM will do this by making an email inquiry to disclosure@isspolicy.com. PIM will not do this, however, when this Proxy Policy permits PIM to defer to ISS when PIM has to vote a proxy of company shares that PIM accepted as an accommodation to a new client as part of an account funding, but then liquidated shortly thereafter because such securities were not in PIM’s model.

On an annual basis, the Compliance Department also will review the conflicts policies and Code of Conduct that ISS posts on its website. This review will be conducted in February of each year before the start of proxy voting season.

3.	Vote

Each proxy that comes to PIM to be voted shall be evaluated on the basis of what is in the best interest of the clients. We deem the best interests of the clients to be that which maximizes shareholder value and yields the best economic results (e.g., higher stock prices, long-term financial health, and stability). In evaluating proxy issues, PIM will rely on ISS to identify and flag factual issues of relevance and importance. We also will use information gathered as a result of the in-depth research and on-going company analyses performed by our investment team in making buy, sell and hold decisions for our client portfolios. This process includes periodic meetings with senior management of portfolio companies. PIM may also consider information from other sources, including the management of a company presenting a proposal, shareholder groups, and other independent proxy research services. Where applicable, PIM also will consider any specific guidelines designated in writing by a client.

The Research Analyst who is responsible for following the company votes the proxies for that company. If such Research Analyst also beneficially owns shares of the company in his/her personal trading accounts, the Research Analyst must complete a special “Disclosure of Personal Holdings Form” (blank copies of which will be included in each red folder), and the Director of Research must sign off on the Research Analyst’s votes for that company by initialing such special form before it and the vote record sheet are returned to the Proxy Coordinator. It is the responsibility of each Research Analyst to disclose such personal interest and obtain such initials. Any other owner, partner, officer, director, or employee of the firm who has a personal or financial interest in the outcome of the vote is hereby prohibited from attempting to influence the proxy voting decision of PIM personnel responsible for voting client securities.

Unless a particular proposal or the particular circumstances of a company may otherwise require (in the case of the conflicts identified in Section 2 above) or suggest (in all other cases), proposals generally shall be voted in accordance with the following broad guidelines:

a. Support management recommendations for the election of directors and appointment of auditors (subject to i below).

b. Give management the tools to motivate employees through reasonable incentive programs. Within these general parameters, PIM generally will support plans under which 50% or more of the shares awarded to top executives are tied to performance goals. In addition, the following are conditions that would generally cause us to vote against a management incentive arrangement:

i.	With respect to incentive option arrangements:

•	The proposed plan is in excess of 10% of shares, or

•	The company has issued 3% or more of outstanding shares in a single year in the recent past, or

•

The new plan replaces an existing plan before the existing plan’s termination date (i.e., they ran out of authorization) and some other terms of the new plan are likely to be adverse to the maximization of investment returns.

For purposes hereof, the methodology used to calculate the share threshold in (i) above shall be the (sum of A + B) divided by (the sum of A + B + C + D), where:

A = the number of shares reserved under the new plan/amendment

B = the number of shares available under continuing plans

C = granted but unexercised shares under all plans

D = shares outstanding, plus convertible debt, convertible equity, and warrants

ii.	With respect to severance, golden parachute or other incentive compensation arrangements:

•

The proposed arrangement is excessive or not reasonable in light of similar arrangements for other executives in the company or in the company’s industry (based solely on information about those arrangements which may be found in the company’s public disclosures and in ISS reports); or

•

The proposed parachute or severance arrangement is considerably more financially or economically attractive than continued employment. Although PIM will apply a case-by-case analysis of this issue, as a general rule, a proposed severance arrangement which is 3 or more times greater than the affected executive’s then current compensation shall be voted against unless such arrangement has been or will be submitted to a vote of shareholders for ratification; or

•	The triggering mechanism in the proposed arrangement is solely within the recipient’s control (e.g., resignation).

c. Support facilitation of financings, acquisitions, stock splits, and increases in shares of capital stock that do not discourage acquisition of the company soliciting the proxy.

d. Vote against shareholder social issue proposals unless specifically required in writing by a client to support a particular social issue or principle.

e. Support anti-takeover measures that are in the best interest of the shareholders, but oppose poison pills and other anti-takeover measures that entrench management and/or thwart the maximization of investment returns.

f. Oppose classified boards and any other proposals designed to eliminate or restrict shareholders’ rights.

g. Oppose proposals requiring super majority votes for business combinations unless the particular proposal or the particular circumstances of the affected company suggest that such a proposal would be in the best interest of the shareholders.

h. Oppose vague, overly broad, open-ended, or general “other business” proposals for which insufficient detail or explanation is provided or risks or consequences of a vote in favor cannot be ascertained.

i. Make sure management is complying with current requirements of the NYSE, NASDAQ and Sarbanes-Oxley Act of 2002 focusing on auditor independence and improved board and committee representation. Within these general parameters, the opinions and recommendations of ISS will be thoroughly evaluated and the following guidelines will be considered:

•	PIM generally will vote against auditors and withhold votes from Audit Committee members if Non-audit (“other”) fees are greater than the sum of audit fees + audit-related fees + permissible tax fees.

In applying the above fee formula, PIM will use the following definitions:

•	Audit fees shall mean fees for statutory audits, comfort letters, attest services, consents, and review of filings with SEC

•

Audit-related fees shall mean fees for employee benefit plan audits, due diligence related to M&A, audits in connection with acquisitions, internal control reviews, consultation on financial accounting and reporting standards

•

Tax fees shall mean fees for tax compliance (tax returns, claims for refunds and tax payment planning) and tax consultation and planning (assistance with tax audits and appeals, tax advice relating to M&A, employee benefit plans and requests for rulings or technical advice from taxing authorities)

•

PIM will apply a CASE-BY-CASE approach to shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services), taking into account whether the non-audit fees are excessive (per the formula above) and whether the company has policies and procedures in place to limit non-audit services or otherwise prevent conflicts of interest.

•

PIM generally will evaluate director nominees individually and as a group based on ISS opinions and recommendations as well as our personal assessment of record and reputation, business knowledge and background, shareholder value mindedness, accessibility, corporate governance abilities, time commitment, attention and awareness, independence, and character.

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PIM generally will withhold votes from any insiders flagged by ISS on audit, compensation or nominating committees, and from any insiders and affiliated outsiders flagged by ISS on boards that are not at least majority independent.

•

PIM will evaluate and vote proposals to separate the Chairman and CEO positions in a company on a case-by-case basis based on ISS opinions and recommendations as well as our personal assessment of the strength of the companies governing structure, the independence of the board and compliance with NYSE and NASDAQ listing requirements.

j. PIM generally will support re-incorporation proposals that are in the best interests of shareholders and shareholder value.

k. PIM may abstain from voting a proxy if we conclude that the effect of abstention on our clients’ economic interests or the value of the portfolio holding is indeterminable or insignificant. In addition, if a company imposes a blackout period for purchases and sales of securities after a particular proxy is voted, PIM generally will abstain from voting that proxy.

It is understood that PIM’s and ISS’s ability to commence voting proxies for new or transferred accounts is dependent upon the actions of custodian’s and banks in updating their records and forwarding proxies. As part of its new account opening process, PIM will send written notice to the Custodians of all clients who have authorized us to vote their proxies and instruct them to direct all such proxies to: ISS/1520/PIM, 2099 Gaither Road, Suite 501, Rockville, Maryland 20850-4045. These instructions will be included in PIM’s standard initial bank letter pack. If ISS has not received any ballots for a new account within 2 to 4 weeks of the account opening, ISS will follow-up with the Custodian. If ISS still has not received any ballots for the account within 6 to 8 weeks of the account opening, they will notify our Proxy Coordinator and Director of Operations and Administration who will work with the client to cause the Custodian to begin forwarding ballots. PIM will not be liable for any action or inaction by any Custodian or bank with respect to proxy ballots and voting.

Where a new client has funded its account by delivering in a portfolio of securities for PIM to liquidate and the record date to vote a proxy for one of those securities falls on a day when we are temporarily holding the position (because we were still executing or waiting for settlement), we will vote the shares. For these votes only, we will defer to ISS’s recommendations, however, since we will not have first hand knowledge of the companies and cannot devote research time to them.

Proxies for securities on loan through securities lending programs will generally not be voted. Since PIM’s clients and not PIM control these securities lending decisions, PIM will not be able to recall a security for voting purposes even if the issue is material.

4.	Return Proxies

The Director of Operations and Administration shall send or cause to be sent (or otherwise communicate) all votes to the company or companies soliciting the proxies within the applicable time period designated for return of such votes. For so long as ISS or a similar third party service provider is handling the mechanics of voting client shares, the Chief Compliance Officer will periodically verify that votes are being sent to the companies. Such verification will be accomplished by selecting random control numbers of proxies solicited during a quarter and calling ADP to check that they received and recorded the vote.

5.	Changing a Vote

Votes may not be changed once submitted to ISS unless such change is approved in writing by both the Chief Compliance Officer and the Director of Research.

III.	Corporate Actions

PIM shall work with the clients’ Custodians regarding pending corporate actions. Corporate action notices received from our portfolio accounting system’s Alert System and/or from one or more Custodians shall be directed to our Operations Administrative Personnel who will check our records to see which client accounts hold the security for which the corporate action is pending. If the corporate action is voluntary and thus requires an affirmative response, such personnel will confirm that we have received a response form for each affected client account before the response date. The Research Analyst covering the Company will then be informed of the action so that he/she can determine if the accounts should participate and what response should be given. The Research Analyst shall consult with the firm’s Director of Research and applicable Portfolio Manager when making this determination. Once determined, the response shall then be communicated back to the Custodians by our Operations Administrative Personnel by fax. On our fax cover letter, we will request a signed confirmation of our instructions from the custodian and ask them to send this page with their signature back to us. We will make follow-up calls to the custodians to get them to return the signed fax, as needed. PIM’s Operations Administrative Personnel also will check the Company’s website for any corporate action processing information it may contain. On the date the action should be processed, the transactions will be booked in our portfolio management system. If the action results in accounts owning fractional shares of a security, those shares will be sold off using the price per whole share found on the website. All faxes, notes and other written materials associated with the corporate action will be kept together in a folder that will be filed with the red proxy files.

PIM shall not have any responsibility to initiate, consider or participate in any bankruptcy, class action or other litigation against or involving any issue of securities held in or formerly held in a client account or to advise or take any action on behalf of a client or former client with respect to any such actions or litigation. PIM will forward to all affected clients and former clients any important class action or other litigation information received by PIM. This will not include any mass mailing requests to act as a lead plaintiff or other general solicitations for information. It will include any proof of claims forms, payment vouchers and other similar items.

IV.	Client Disclosures

On July 15, 2003, PIM sent all of its then existing clients a copy of these policies and procedures as amended and restated effective July 1, 2003, as well as a notice on how to obtain information from PIM on how PIM has voted with respect to their securities. In addition, PIM added a summary description of these policies and procedures to Schedule F of Part II of PIM’s ADV, and disclosed in that document how clients may obtain information from PIM on how PIM has voted with respect to their securities. From and after July 15, 2003, PIM will include a copy of these proxy voting policies and procedures, as they may be amended from time to time, in each new account pack sent to prospective clients. It also will update its ADV disclosures regarding these policies and procedures to reflect any material additions or other changes to them, as needed. Such ADV disclosures will include an explanation of how to request copies of these policies and procedures as well as any other disclosures required by Rule 206(4)-6 of the Advisers Act.

PIM will provide proxy voting summary reports to clients, on request. With respect to PIM’s mutual fund clients, PIM will provide proxy voting information in such form as needed for them to prepare their Rule 30b1-4 Annual Report on Form N-PX.

V.	Recordkeeping

A. PIM will maintain a list of dedicated proxy contacts for its clients. Each client will be asked to provide the name, email address, telephone number, and post office mailing address of one or more persons who are authorized to receive, give direction under and otherwise act on any notices and disclosures provided by PIM pursuant to Section II.C.2.f of these policies. With respect to ERISA plan clients, PIM shall take all reasonable steps to ensure that the dedicated proxy contact for the ERISA client is a named fiduciary of the plan.

B. PIM will maintain and/or cause to be maintained by any proxy voting service provider engaged by PIM the following records. Such records will be maintained for a minimum of five years. Records maintained by PIM shall be kept for 2 years at PIM’s principal office and 3 years in offsite storage.

i.	Copies of PIM’s proxy voting policies and procedures, and any amendments thereto.

ii.	Copies of the proxy materials received by PIM for client securities. These may be in the form of the proxy packages received from each Company and/or ISS, or downloaded from EDGAR, or any combination thereof.

iii.	The vote cast for each proposal overall as well as by account.

iv.	Records of any calls or other contacts made regarding specific proxies and the voting thereof.

v.	Records of any reasons for deviations from broad voting guidelines.

vi.	Copies of any document created by PIM that was material to making a decision on how to vote proxies or that memorializes the basis of that decision.

vii.	A record of proxies that were not received, and what actions were taken to obtain them.

viii.	Copies of any written client requests for voting summary reports (including reports to mutual fund clients for whom PIM has proxy voting authority containing information they need to satisfy their annual reporting obligations under Rule 30b-1-4 and to complete Form N-PX) and the correspondence and reports sent to the clients in response to such requests (these shall be kept in the REPORTS folder contained in the client OPS file).

VI.	Review of Policies

The proxy voting policies, procedures and guidelines contained herein have been formulated by PIM’s proxy committee. This committee consists of PIM’s Director of Research, Chief Compliance Officer, and at least one Portfolio Manager (who represents the interests of all PIM’s portfolio managers and is responsible for obtaining and expressing their opinions at committee meetings). The committee shall review these policies, procedures and guidelines at least annually, and shall make such changes as they deem appropriate in light of then current trends and developments in corporate governance and related issues, as well as operational issues facing the firm.

Thomas White International Ltd.

PART ONE: PROXY VOTING PROCEDURES

I.	INTRODUCTION

We have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC rule 206(4)-6 under the Investment Advisers Act of 1940. Our authority to vote the proxies of our clients is established by our advisory contracts or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts set out in Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994).

II.	STATEMENT OF POLICIES AND PROCEDURES

Our actions reflect the investment policy goals of our clients. All proxies are voted in accordance with our responsibility to act solely in the interest of the plan beneficiaries and in a manner that maximizes the economic value of the underlying shares. As such, our proxy voting policy is to elect capable directors and vote against various techniques that inhibit the highest market valuation for company shares. Of course, each vote is analyzed on an individual basis in accordance with our stated policy of maximizing shareholder value. Any material conflicts of interest that arise are resolved in the best interests of our clients.

Securities that are part of a securities lending program and on loan may not be voted on TWI.

TWI may, if directed by a client based on the contractual relationship, vote as instructed by the client for certain issues or securities.

TWI will provided a copy of its policies and procedures to clients upon request. These policies and procedures may be updated from time to time. Clients may also request a listing of how its proxies were voted by TWI. This request should be in writing and this information will be provided within a month of the request.

III.	RESPONSIBILITY AND OVERSIGHT

The President of the TWI will appoint a Compliance Officer who shall administer and oversee the proxy voting process. The Compliance Officer shall:

1.	Develop, authorize, implement and update the adviser’s policies and procedures;

2.	Oversee the proxy voting process;

3.	Determine the votes for issues that do not fall into one of the categories defined in Part Two, applying the general principles of the Statement;

4.	Monitor legislative and corporate governance developments and coordinate any corporate or other communication related to proxy issues;

5.	Consult with portfolio managers/analysts of the accounts holding the relevant security;

6.	Engage and oversee any third-party vender to review, monitor, and/or vote proxies.

IV.	PROCEDURES

This section provides suggestions for describing the adviser’s actual proxy voting process in the firm’s policies and procedures.

A.	Client Direction. TWI, when the advisory contract calls for it, will vote as instructed by the client.

B.	Process of Voting Proxies. The procedures may specify reasonable steps to assure that the adviser receives and vote proxies in a timely manner. For example,

1.	Obtain Proxy. Registered owners of record, e.g. the trustee or custodian bank, that receive proxy materials from the issuer or its information agent,or an ERISA plan are instructed to sign the proxy in blank and forward it directly to the proxy administrator, a specified member of the proxy committee, or a voting delegate.

a.	Securities Lending. TWI may recall securities that are part of a securities lending program for materially important votes.

2.	Match. Each proxy received is matched to the securities to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies within a reasonable time.

3.	Categorize. Review and categorize proxies according to issues and the proposing parties.

4.	Conflicts of Interest. Each proxy is reviewed by the proxy administrator to assess the extent to which there may be a material conflict between the adviser’s interests and those of the client. In the event that a material conflict arises, TWI will disclose the conflict to clients and obtain their consents before voting

5.	Vote. The proxy administrator will vote the proxy in accordance with the firm’s policies and procedures and return the voted proxy to the issuer or its information agent.

7.	Review. A review should be made to ensure that materials are received in a timely manner.

a.	The proxy administrator will periodically reconcile proxies received against holdings on the record date of client accounts over which TWI has voting authority to ensure that all shares held on the record date, and for which a voting obligation exists, are voted.

C.	Recordkeeping. This section sets forth procedures for documenting proxy votes.

1.	Section 204. TWI will maintain records of proxies voted pursuant to Section 204-2 of the Advisers Act in an easily accessible place for a period of five years, the first two in an appropriate office of the adviser. Such records will include:

a.	As required by Rule 204-2(c): (1) a copy of its policies and procedures; (2) proxy statements received regarding client securities (this may be satisfied by relying on EDGAR or a third party if the party undertakes to provide a copy promptly upon request); (3) a record of each vote cast (third party records similarly permitted); (4) a copy of any document created by the adviser that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) each written client request for proxy voting records and the adviser’s written response to any (written or oral) client request for such records.

PART TWO: CATEGORIES OF ISSUES

I.	MANAGEMENT PROPOSALS

A.	Routine Matters/Corporate Administrative Items. The policy of TWI generally is to support the nominees to the board of the directors so long as the nominees have shown responsibility to the welfare of the shareholders. Some criteria that would cause us to cast our accounts’ votes against the nominees might include the payment of greenmail, adoption of harmful anti-takeover measures, and institution of excessive golden parachute severance agreements. Additionally we would vote for a dissident slate of nominees if we favored a potential acquirer in a takeover battle. We typically support managements’ choice of auditors.

B.	Cumulative Voting. TWI will reject any proposal to dismantle cumulative voting provisions. Please see the cumulative voting section in the stockholder proposal section for an explanation.

C.	Stock authorizations: Common & blank check preferred.

1.Common Stock. In the past, the authorization would have been considered a matter of routine company policy. However, given the current environment of takeover and anti-takeover defenses, we must subject these proposals to greater scrutiny. Stockpiles of unissued common stock can be used to discourage potential acquirers by serving as a reservoir for a poison pill plan. They can also be used in a targeted share placement in which a large block of stock is placed in friendly hands to assist in fending off an acquirer during a proxy contest.

On the other hand, the stock may be intended to finance the future legitimate operation of the firm. It may be impossible for the outside shareholder to distinguish between the two objectives ( anti-takeover defenses vs. financing future operations). However, one can infer about the objective from certain indicators, e.g. presence of a poison pill, threat of takeover bid, and number of existing authorized, but unissued, shares.

2. Blank check preferred stock. Blank check preferred stock are shares of preferred stock authorized by the shareholders, but not issued. When issued, management has the power to determine the voting and conversion rights. In the event of a hostile takeover attempt, management can place high voting values on these shares and place them in the hands of friendly voters.

On July 7, 1988 the Security and Exchange Commission adopted rule 19c-4, the so-called “one share, one vote” which was intended to put a stop to the practice of issuing stock with unequal voting rights. However, the exchanges have been left with the task of interpreting this somewhat ambiguous rule. If interpreted strictly, this rule would greatly reduce the effect of blank check preferred stock as an anti-takeover device. Firms continue to put forward proposals for blank check preferred stock.

Unless management’s argument in defense of their proposal to authorize blank check preferred stock is rational, TWI will vote against this proposal. This is based on the opinion that such an issue is primarily an anti-takeover defense and, as such, discourages the full market valuation of the firm’s shares.

D.	Changes in voting rights. TWI recognizes the voting rights of its common stock holdings to be valuable assets. We will support all one-share-one-vote provisions and will resist any proposals that would dilute the voting power of our clients’ shares.

E.	Stock option plans and employee compensation.

1. Stock option Plan Many of the firms with extraordinary proxy proposals include proposals dealing with executive compensation, usually stock/option plans. Stock options are a right to purchase shares of their own firm’s stock at a specified price within a certain time period. Supposedly these plans give an extra incentive for managers to perform in the best interests of the firm. By linking management’s compensation with the share value, the goals of the outside shareholders and management would seem to be more closely linked.

This incentive-based explanation of alternative compensation plans has been brought into question by, among others, Michael Jensen and Kevin Murphy1 who found that the relationship between pay and performance seems too minimal to motivate managers to perform optimally.

Some stock/option plans or amendments to existing plans would not be supported by TWI. These would include those plans that keep a substantial block of voting stock in friendly hands. This block could be decisive in a proxy contest, in the same way as that of an E.S.O.P. (see below). Furthermore, in the face of a market downturn some proposals call for repricing so-called “underwater” options; that is, those options that expire worthless due to poor price performance. Proposals of this nature undermine the purpose of the plans. With the incentive feature diluted, the stock/options plans become merely more confusing and an inefficient form of salary.

A final concern is the effect these long-term incentive plans have on the executives’ wealth diversification. By tying up a large part of an executive’s salary in these plans, rather than paying out an immediate salary, the executive incurs great financial risk by lack of diversification. One is lead to believe that these incentive plans will lead to higher equilibrium levels of executive compensation in order to compensate them for this low diversification wealth risk. On the other hand, the executives may be able to avoid this risk from induced low-diversification by the appropriate trades in the open market (e.g. short selling, puts etc.). If this is the case, the argument in favor of long-term incentive plans in undermined and one would believe that a simple flat salary arrangement would be more efficient.

It is our approach to carefully study each proposal on a case by case basis to determine whether the proposal is used primarily as an anti-takeover device or subverts the incentive-based purpose of the plans. We must vote in opposition to any proposal that is so deemed.

A class of long-term executive incentive-linked compensation plans that would be more acceptable to TWI would include “Phantom Stock” compensation. Under these plans employees receive deferred compensation based in the form of an index that would correspond to a number of actual shares. When the option matures the employee converts the index into the value of the corresponding number of shares. No actual shares are issued, bought or sold and no voting rights are transferred. However, as the employees’ compensation is linked directly to company performance, incentives are similar to those found in actual stock/option plans.

2. E.S.O.P.s Many U.S. firms have recently created employee stock ownership plans (E.S.O.P.s.) in order to cut tax bills and to provide a new employee incentive. These plans and more conventional executive stock/option plans often have the effect of thwarting hostile takeover attempts. E.S.O.P.s discourage takeovers by placing a sizable block of the firm’s outstanding shares with a friendly trustee. However, the Department of Labor may have damaged the E.S.O.P. defense strategy by instructing E.S.O.P. trustees to exercise their own judgment on whether to tender the shares.

It is the opinion of TWI that the intended use of an E.S.O.P. is not always to provide a means to motivate employee performance, but sometimes is meant to serve as a weapon in the firm’s anti-takeover arsenals. Any practice which discourages such bids are considered contrary to the TWI’s statement of general guidelines.

Mergers/Acquisitions. Merger bids usually include big premiums for the acquired firm. As such, our stated policy objective would lead us to accept any management proposal to merge with another firm so long as the bid price is a notable premium over the trading price, and assuming no attractive bid from a third party is forthcoming. Generally, we will vote with the management in those situations so long as the proposed acquisition is not clearly harmful to the acquiring firm.

Classified Board. Under the provisions of the classified board plan, only a minority of the members of the board of directors, typically one-third are subject to re-election in any year. As this usually represents a change in the firm’s bylaws or charter amendments, this measure must be put to shareholder vote.

Since, with classification of directors, only one-third of the directors are elected in any given year, this is an effective anti-takeover measure. Under this scheme at least two stockholder meetings are required to remove a majority of the directors. Classification also mitigates the effect of cumulative voting. As an example, suppose that ten director seats are up for election. Under cumulative voting a minority shareholder holding 10 percent of the votes could elect at least one director to the board. However, in the extreme case where each seat comes open only every 10 years, the effect of cumulative voting is negated. That is, the ten percent holder can now only exercise the same voting power that he could exercise in the absence of cumulative voting.

In most cases classified voting increases the number of years between votes on each directorship from one to three years. Proponents claim that this increases continuity and stability within the firm. However, most observers agree that the main intent of classified boards is to discourage takeover raids.

All available evidence suggests that measures that act to prevent successful takeover raids have a negative effect on share value. In acting in a manner consistent with our stated objectives, TWI will vote to oppose the institution of a classified board and will vote in favor of its repeal wherever they have already been installed.

Director & Officer liability and indemnification. Directors have historically been governed by their fiduciary duties of loyalty and care. The first of these common law obligations requires that the directors place the company first, above such interests as personal economic gain or private convenience. The second requires them to act in good faith in a manner they reasonably believe to be in the best interest of the firm, and with the care that would be used by any prudent person facing similar circumstances.

The landmark Delaware Supreme Court ruling, Smith v. van Gorkum, of 1985 held the directors of Trans Union personally liable for the losses stemming from their insufficient study of the takeover bid. Since then over 700 large firms have adopted director and officer liability and indemnification provisions to protect them from similar rulings.

These provisions provide that, to the extent permitted by state law, directors and officers cannot be held personally liable for monetary damages, for breaches of the fiduciary duty of care. Indemnification provisions, on the other hand, allow companies to pay legal costs incurred by directors, officers and other employees who are sued as a result of their corporate affiliations.

Although such provisions can serve to entrench management by making them immune from personal accountability, TWI generally will support these provisions. Given the current highly litigious environment it may be necessary to provide this kind of protection in order to attract good managers and directors. We may, however, vote against such measures if they are accompanied by a number of anti-takeover defenses and/or in those cases where we favor a potential acquirer in a challenge for corporate control.

Fair Price Provisions. The fair price provision requires that certain minimum price and procedural requirements be observed by any party which acquires more than 5 percent of the corporation’s common stock and then seeks to accomplish a merger or other business combination or transaction which would eliminate or could significantly change the interest of the remaining shares. Fair price provisions are actually only another anti-takeover defense.

We feel that the shareholders themselves are the best judges of what is and what is not a “fair price” for their shares. Accordingly, TWI must vote against such provisions and support any proposition that would eliminate them.

Other Proposals. We will judge each proposal on a case by case basis. In deciding how to vote we will refer to our general guidelines statement. When we invest in a firm, we feel that the firm is generally well managed. We define this as working to achieve the best return for their stockholders.

By this criteria, in cases where there appears to be no possible principal/agent problem on the part of management and in which management has not shown itself to be incompetent, we will defer to the decisions of management.

In cases where management may have a stake in the outcome we, will put the proposal to greater analysis. We normally will not support any strategy that enhances management entrenchment or results in the dilution of our governance capacity.

II.	SHAREHOLDER PROPOSALS

A.	Confidential voting. Confidential voting plans provide that all proxies, ballots and voting tabulations that identify shareholders be kept confidential. In the past there has been a concern among institutional investors , especially pension funds, that company management puts pressure on one section of a financial service firm so as to secure a favorable vote from the investment management branch of the firm. Many institutional investors fear retaliation from voting against management. A study by Harvard economist John Pound showed that institutional investors often vote against the economic interests of their beneficial owners.

Employees with shares in the company represent another group which is faced with possible retaliation when voting against management. Opponents of confidential voting suggest that persons who feel that they are faced with a conflict of interest when voting shares can always keep the shares in street name. This does not seem to be an adequate resolution to the problem. It is an inconvenience to the shareholder and, in making this change, the shareholder may attract the suspicion of management. In addition, the identity of the masked voters who vote against management may be determined by knowledge of those who voted for management.

Some of the largest corporations already use a system of confidential proxy voting. Among these are IBM, Exxon, General Electric, AT&T, General Motors, Citicorp, Chase Manhattan, J.P. Morgan and Chemical Bank. A recent report by IRRC indicated that the implementation of confidential voting has been quite smooth. The cost of hiring an outside firm to manage the voting is not high and the process has not proved cumbersome.

It is the opinion of TWI that the cost of installing confidential voting is small compared to the gains. Since the firm should be run for the benefit of the shareholders, it should not be the case that some shareholders feel pressured to vote in support of the present management. Given the past liberties that some management teams have taken, it seems that the only way in which to guarantee that no management coercion would occur would be to install confidential voting. As the goal of TWI is to pursue the economic interests of our plan sponsor clients, it is also our policy to vote in support of confidential voting.

B.	Cumulative voting. Cumulative voting provides that in elections for directors, each shareholder is allowed a number of votes equal to the number of shares that he/she holds multiplied by the number of directorships being voted on. Suppose that ten seats are being voted on and a minority interest holds ten percent of the voting shares. If this shareholder voted all the proxies for one candidate, its votes alone would be sufficient to guarantee the election for that candidate.

Thirteen states require cumulative voting for firms that are incorporated in that state. Thirty others, including Delaware, allow it as an option to the company.

Proponents claim that cumulative voting allows for a minority representation on the board of directors. Furthermore, it is thought to increase the chance of a successful takeover raid. Opponents reply that cumulative voting is identified with special-interest management and, as such, is contrary to the goal of share value maximization. This claim is difficult to accept as, even under these provisions, it would still be impossible for a minority interest to gain control of a majority of director seats.

The proxy voting behavior of TWI must reflect the investment policy goals of our clients. We vote against any technique that would inhibit the highest market valuation for our company shares. Likewise, we must vote for any plan or technique that would allow for the highest valuation of company shares. It is our feeling that cumulative voting allows for the better representation of all opinions and, therefore, may lead to a more knowledgeable decision making body. Moreover, the best evidence available indicates that measures which inhibit takeover activity have a negative effect on share value, and measures which remove barriers to corporate control tend to raise share value. Our policy is, therefore, to generally vote in favor of cumulative voting provisions and to oppose their removal. We will reverse this policy only for those special cases in which we judge that cumulative voting would be detrimental to the firm.

C.	Equal Access to the Proxy Statement. There is growing interest among some shareholder groups to push for the opportunity to have more access to proxy statements. Specifically, these groups would like to have the power to respond to management proposals directly on the proxy, put forth their own proposals and nominate directors. Management’s often argue that providing this forum for stockholders could result in proxy materials that are confusing and of unwieldy size.

We feel that, while unqualified acceptance of all proxy statements might result in this problem, measures can be taken to avoid this. That is, perhaps only shareholders or groups of shareholders with a substantial percentage of the equity (perhaps five percent) would be allowed access to proxy statements. Furthermore, management could be granted the right to submit all rebuttals to the SEC for acceptance. This would filter out confusing and inappropriate proposal rebuttals. A similar system has worked well for shareholder proposals.

We, therefore, support equal access to the proxy material and vote against any proposal that would curtail this access.

D.	Anti-greenmail. In order to avoid a battle for corporate control, firms sometimes pay a premium to purchase from a potential raider a large block of its own shares. Events usually transpire in this manner: a shareholder accumulates a large number of shares in the firm, then threatens to make a bid for company control. The management is often willing to buy the block of shares from the raider at a price substantially above market price. Typically, the target company will also pay for any expense that the raider incurred in initiating and then terminating the bid for control. The raider also agrees not to target the firm again for a specified number of years. In general, the price of the firm falls immediately following the repurchase of the raider’s shares.

With widespread public outcry and tax cost imposed by the IRS, greenmail has ceased to be as common as it was in its 1986 heyday. Companies try to avoid the classification of greenmail and try to disguise the payments as restructuring, reacquisition and asset swaps. It is sometimes difficult to distinguish between greenmail and authentic company financial decisions.

As the payment of greenmail has been found to have a negative effect on the market price of the company’s shares, it is our policy to reject this discriminatory payment to a single shareholder. Our stated voting policy of rejecting techniques that are found to inhibit the that highest market valuation for the company shares would lead us to vote in favor of anti-greenmail proposals.

E.	Restore Preemptive Rights. Preemptive rights give the shareholder the right to maintain their proportional ownership in the corporation by giving them the right to buy any new stock issues before others have the opportunity to do so. This rule would prohibit the firm from giving a favored investor a special stock issue at a preferred price or with the intent to gain a voting majority over a rival group.

Over the past few decades, firms have been granted more and more license, at both the state and federal level, to opt out of these rights. One impetus behind the push to restore these rights is the wish by certain shareholders to avoid the underwriting costs that are normally incurred in a new stock issue. Further, these same shareholders are worried that they will never have the chance to maintain their share in the firm due to the practice of many underwriters of placing new issues directly with large institutional investors.

Management groups uniformly oppose this proposal. They claim that restoring preemptive rights is cumbersome and unnecessary. Furthermore, management groups claim that preemptive rights reduces financial flexibility. The ability to raise funds would be reduced, they claim, and this would have a deleterious effect on the market price. They point out that shareholders concerned about maintaining their proportional ownership of a firm may readily do so by open market purchases or through an underwriter.

It is the opinion of TWI that the restoration of preemptive rights may not be in the best interest of our clients. It is possible to preserve one’s proportionate ownership in a firm without preemptive rights and the restoration of these rights may well have an adverse effect on the firms fund raising ability.

F.	Repeal Classified Board. For reasons outline under Management Proposals above, TWI generally supports any proposal that would end a classified board scheme in any of the firms in which it holds stock.

G.	Amend Supermajority Rule. Under this proposal the supermajority needed to override a firm’s poison pill plan would be reduced from 80% to two-thirds. TWI feels that poison pill plans act to reduce share value and, therefore, any proposal that would weaken or reduce the poison pill generally will be supported.

H.	Opt Out of State Takeover Laws. Delaware has been a popular state for incorporation for many years. Over half of the Fortune 500 firms are incorporated there, and just under one half of all NYSE firms. Firms realize that Delaware depends so heavily on corporate franchise fees that it cannot afford to build a business environment that would be detrimental to corporate interests. 17% of the state’s revenue is raised by these fees.

Another reason for Delaware’s popularity is that state law requires that changes to the state’s corporate code must be approved by a supermajority of two-thirds in both houses. This makes it highly unlikely that the existing code would quickly be amended in any way that would be against the interests of corporations. Furthermore, no revisions can be made without the review of the Delaware Bar Association’s Corporate Law Section. This Section represents, to a large extent, the lawyers employed by the very firms that are incorporated in the state.

A recent Delaware takeover law (Section 203 of the Delaware General Corporation Code) provides that a company may not enter into a business combination with a 15% shareholder for three years after the 15% acquisition unless:

a. The acquirer had board approval for either the 15% or the proposed business combination before the aquirer gained the 15%; or

b. Upon consummation of the 15% acquisition, the shareholder owned at least 85% of the outstanding voting stock not owned by employee-directors of employee stock plans that do not allow individual employees to vote confidentially on whether to tender their shares; or

c. at the time of, or after, the 15% acquisition, the combination is approved by the board and two thirds of the outstanding shares not owned by the potential acquirer, voting at a special meeting (not by written consent).

This statute applies to all companies incorporated in Delaware unless a company opts out through board action amending the bylaws within 90 days of the effective date, or opts out through a charter or bylaw amendment approved by a majority of the outstanding shares at any time.

We conclude that state takeover laws serve to entrench management and to inhibit the full market valuation of the adopting firm’s shares. We must, therefore, vote to opt out this restriction whenever it appears.

I.	Minimum Stock Ownership. Some shareholder proposals induce directors to own a minimum amount of company stock. The concern is that directors who have a fraction of their own wealth linked to the fortunes of the firm would be better induced to act solely in the best interests of the shareholders. If managers have invested a high degree of their own wealth in the firm, they may be less likely to oppose an attractive takeover bid.

Management generally opposes this idea, claiming that minimum stock ownership might restrict the pool of eligible applicants to the directorship. Furthermore, they claim that the ownership of stock in the firm is not a prerequisite to acting solely in the best interests of the firm. There also may be some concern among the directors regarding the diversification of their personal wealth. They feel that their income is already tied to the fortunes of the firm, so why must they also have the performance of their personal investments similarly dependent.

It is not our policy to make the position of director so onerous that no capable people are interested in holding it. On the other hand, by linking the personal interests of managers and directors with those of the shareholders the principal/agent problem is somewhat avoided and we can be more certain that the managers will do their best to maximize the value of the firm. Jensen and Murphy (1990), however, argue that an ownership stake in the firm will not be motivation enough to make this link. Our general policy guidelines would lead us to review each case by itself when making voting decisions regarding this issue.

J.	Social/Political Issues.

a. South Africa

b. Northern Ireland

c. Tobacco

d. Military contracts

e. Environmental Issues

Numerous proposals representing a wide spectrum of viewpoint appear on proxy material.

The guidelines issued by the Department of Labor in 1988 instruct ERISA fiduciaries to vote all proxies in the best economic interest of the plan participants. These instructions clearly preclude making voting decisions based upon social/political considerations, unless these considerations are of economic consequence to the plan participants’ investments. In matters where there is no principal/agent problem and in which we have no overwhelming evidence of management incompetence, we generally will support management’s informed opinion regarding the firm’s operations.

Even if our instructions were not so restrictive, our fiduciary responsibilities direct us to work to achieve maximization of portfolio values. To pursue any other objective would be to infringe upon that trust. Pension plans have hundreds or thousands of participants and to form a consistent voting policy on social/political issues that could be agreed upon by a majority of these participants would be difficult or impossible. We cannot use our proxy voting prerogative to effect the goals of private groups or individuals at the economic expense of our clients.

K.	Recommendation to Redeem Poison Pill (Shareholders Rights). Poison pill plans have been adopted by many management groups in order to provide the firm with an effective anti-takeover measure. In 1985, the Delaware Supreme Court upheld the right of management to adopt a poison pill without submitting it for stockholder approval. More than 900 firms have adopted poison pills and only a handful have been put to shareholder vote.

Poison pill plans are invariably structured as a special dividend that is triggered by a single entity acquiring a certain percentage of the outstanding shares (30 to 40%). The pill can be redeemed by the board if they are interested in accepting a friendly offer. The elements of a poison pill include flip-over plans, flip-in plans, backed plans and voting plans. New developments in poison pill technology include “second generation pills” and “chewable pills.”

Flip-over plans were first employed in 1984 by Crown Zellerbach. This pill was upheld by the Delaware court in the 1985 Household decision, encouraging other firms to adopt this tested method. Under its provisions, shareholders are issued rights to purchase more shares in the firm at a price well above market value. However, when the pill is triggered (by an acquirer obtaining a certain percentage of the shares or by the announcement of a substantial tender offer) the rights give the shareholders the license to buy shares in the newly formed firm at a substantial discount, usually halfprice. If the merger is friendly, the management retains the right to repurchase these buying rights for a nominal fee ( one to ten cents). When legally upheld, this plan would effectively deter a potential purchaser.

Flip-in plans are similar to flip-over plans. They are usually triggered by a higher level of acquirer stake (30 to 50%). When triggered, a flip-in plan allows shareholders (with the exception of the triggering shareholder) the right to purchase additional shares in the target company for half price. Once again, if the plan survives legal challenge this plan would thwart any acquirer’s designs. Often plans contain a provision that waives the pill in the face of an all-cash offer for all outstanding shares.

Back-end plans allow all shareholders (except the hostile acquirer) the right to exchange their shares for cash, stock and/or notes in excess of the current market value of the shares. This plan is now unpopular since it was found to be discriminatory by several court decisions.

Under the voting rights plan, preferred stock is distributed to shareholders. When the pill is triggered the holders, except the hostile acquirer, receive multiple votes for their shares. This will reduce the voting power of the bidder and deny it voting control. This plan is also out of favor as it has been the subject of successful legal challenge.

A new poison pill invention is the “second generation pill.” It was developed in response to the growing legal challenge to the earlier plans. It combines both flip-in and flip-over plans and also includes a “shareholder referendum” provision. Specifically, this provision allows a potential acquirer to call a special meeting in order to vote on the repeal of the pill. To do so the bidder must have adequate financing and must be willing to pay for half the cost of the special meeting. The meeting must be 90 to 120 days following the bidder’s request. If a majority of the shares are voted in favor of the bidder the poison pill would be redeemed and the bidder’s offer would be accepted.

The so called “chewable pill” was reached as a compromise between the California Public Employees Retirement System and several firms in late 1988. Like the second-generation pill this plan calls for a shareholder vote on the poison pill. But the chewable pill is less restrictive. The bidder is required to put up only 80% cash and could hold up to 20% of the outstanding shares when it called the special meeting. Other requirements are similar to the plan above

Management (which often call pills “shareholders right plans”) often claims that poison pills are not intended to prevent takeovers but are tools that force bidders to deal with management in order to obtain the maximum possible price. It has been shown that firms with poison pill plans are 30% less likely to receive takeover proposals than firms without them. The potential loss to shareholders from discouraging a potential acquirer is great enough to make it clear that poison pill plans are not consistent with the maximization of shareholder wealth.

A study in 1986 by the SEC found that poison pills are among the most effective anti-takeover defenses available to management. Almost half of all target firms with poison pills intact were shown to have survived the takeover attempt. This is a much higher percentage than usual. Firms which successfully defeated takeover attempts showed a substantial loss to shareholder wealth. The decline in stock price averaged 17% over the following six months. Although firms with the poison pill in place that were eventually taken over received a higher premium, this premium did not outweigh the loss to the non-acquired firms. Furthermore, this premium was found to be only partially attributable to the presence of the poison pill.

Since poison pill plans usually have onerous effects on share value, we generally will vote to reject all existing forms of poison pill plans.

L.	Require Shareholder Approval of Any Targeted Share Placement. Targeted share placement is the action of placing a large block of stock with a person or group. The concern of shareholders is that management would perform a targeted share placement during a conflict over corporate control. Without this proposal management could place a large block of stock in friendly hands, thus thwarting a beneficial change in corporate control.

In so far as management’s unrestrained capacity to perform a targeted share placement serves to entrench management and inhibit the full valuation of the clients’ shares, TWI will vote for any carefully written proposals that would allow shareholders a vote on such a placement.

M.	Disclose Government Service Disclose Employee or Director Compensation. By and large we feel that publishing this information would be improper, unduly burdensome, and of minimal value. Scenarios in which we would find such information of use to us are rare. It is our policy, therefore, to generally abstain or to reject such proposals.

Western Asset Management Company

Western Asset Management Company Limited

PROXY VOTING PROCEDURES

Background

Western Asset Management Company (“WA”) and Western Asset Management Company Limited (“WAML”) (together “Western Asset”) have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (except that WA and WAML may so consult and agree with each other) regarding the voting of any securities owned by its clients.

Policy

Western Asset’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

Procedures

Responsibility and Oversight

The Western Asset Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

Prior to August 1, 2003, all existing client investment management agreements (“IMAs”) will be reviewed to determine whether Western Asset has authority to vote client proxies. At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Prior to August 1, 2003, Proxy Recipients of existing clients will be reminded of the appropriate routing to Corporate Actions for proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Compliance Department for coordination and the following actions:

a.	Proxies are reviewed to determine accounts impacted.

b.	Impacted accounts are checked to confirm Western Asset voting authority.

c.	Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d.	If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e.	Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Compliance Department.

f.	Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a.	A copy of Western Asset’s policies and procedures.

b.	Copies of proxy statements received regarding client securities.

c.	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d.	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e.	A proxy log including:

1.	Issuer name;

2.	Exchange ticker symbol of the issuer’s shares to be voted;

3.	Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4.	A brief identification of the matter voted on;

5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6.	Whether a vote was cast on the matter;

7.	A record of how the vote was cast; and

8.	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Part II of both the WA Form ADV and the WAML Form ADV contain a description of Western Asset’s proxy policies. Prior to August 1, 2003, Western Asset will deliver Part II of its revised Form ADV to all existing clients, along with a letter identifying the new disclosure. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1.	Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.	Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I.	Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1.	Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a.	Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d.	Votes are cast on a case-by-case basis in contested elections of directors.

2.	Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b.	Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c.	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3.	Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a.	Western Asset votes for proposals relating to the authorization of additional common stock.

b.	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c.	Western Asset votes for proposals authorizing share repurchase programs.

4.	Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5.	Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b.	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6.	Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a.	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b.	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II.	Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1.	Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2.	Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3.	Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III.	Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1.	Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2.	Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV.	Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in foreign issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1.	Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2.	Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3.	Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4.	Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.